                                                                   EXHIBIT 10.27


                               JMW ACQUISITION CO.
                       PREFERRED STOCK PURCHASE AGREEMENT

         THIS PREFERRED STOCK PURCHASE AGREEMENT is made as of August 4, 1987, by and among JMW Acquisition Co., a Utah corporation (the "Company"), Motion Control, Inc., a Utah corporation ("MCI"), and the persons and entities listed on the Schedule of Investors attached hereto as Exhibit A (the "Schedule of Investors"). The persons and entities listed on the Schedule of Investors are hereinafter collectively referred to as the "Investors" and each individually as an "Investor".

         A. MCI is a manufacturer and marketer of medical products. Cordis Corporation ("Cordis") currently owns 2,913,750 shares of the common stock of MCI, which is approximately 84% of MCI's outstanding common stock. Additionally, MCI owes Cordis approximately $1,950,933 for loans made by Cordis to MCI, $70,000 of which was loaned pursuant to a working capital line of credit and shall be referred to as the "Working Capital Loan", and the remaining $1,880,933 of which shall be referred to as the "Loans". Cordis is also guarantor on a certain loan in principal amount of $750,000 from the Continental Illinois National Bank and Trust Company of Chicago to MCI (the "Guarantee").

         B. The Company, Cordis and MCI entered into a Class A Convertible Preferred Share Agreement dated February 1, 1986 (the "Cordis Agreement") pursuant to which Cordis agreed, in general, to transfer its shares in MCI to the Company in exchange for certain shares of the Company's preferred stock, and to cancel the Loans, upon the closing of a financing in which the Company raised at least $750,000 and upon the simultaneous purchase of shares of the Company's common stock by certain subscribers in accordance with paragraph 3 of the Cordis Agreement, all on the terms and conditions set forth in the Cordis Agreement.

         C. The Investors other than Cordis (the "New Investors") desire to purchase $1,500,000 of the Company's preferred stock, and the Company desires to sell such preferred stock to the New Investors, on the terms and conditions set forth herein.

         D. In light of such investment, and as contemplated by the Cordis Agreement, Cordis desires to transfer all of its shares in MCI to the Company in exchange for certain shares of the Company's preferred stock, and to cancel the Loans, on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. PURCHASE AND SALE OF STOCK.

            1.1 Authorization. The Company will have authorized as of the Closing (as defined below) the issuance
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pursuant to the terms and conditions hereof of 4,215,618 shares of preferred stock, par value $0.01 per share, of which 67,200 shares shall be designated Series A Preferred Stock (the "Series A Stock"), 3,975,618 shares shall be designated Series B Preferred Stock (the "Series B Stock"), and 172,800 shares shall be designated Series C Preferred Stock (the "Series C Stock") (the Series A Stock, Series B Stock and Series C Stock to be referred to collectively as the "Preferred Stock"), having the rights, preferences and privileges set forth in the Revised Articles of Incorporation (the "Revised Articles") attached hereto as Exhibit B.

         1.2 Issuance and Sale. The Company shall issue and sell to each Investor, and each Investor shall purchase from the Company, the number of shares of Preferred Stock set forth opposite such Investor's name on Exhibit A to this Agreement (all shares of Preferred Stock purchased hereunder being collectively hereinafter referred to as the "Purchased Shares"). The consideration for the Series B Stock shall be $0.3773 per share. The aggregate consideration for the Series A Stock and Series C Stock, all of which is being purchased by Cordis, and the release of Cordis from its obligations under the Guarantee, shall be the transfer by Cordis to the Company of all shares in MCI held by Cordis and the assignment to the Company of all of Cordis' right title and interest in and to the Loans, all on the terms and conditions set forth in this Agreement. The Company's agreements hereunder with each of the Investors are separate agreements, and the sales of Preferred Stock to each of the Investors hereunder are separate sales.

         2. CLOSING. The purchase and sale of the Purchased Shares shall take place at the offices of Fenwick, Davis & West, Two Palo Alto Square, Palo Alto, CA 94306, at 1:00 p.m., on August 4, 1987, or at such other time and place as the Company and the Investors mutually agree upon in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Purchased Shares that such Investor is purchasing hereunder against delivery to the Company by each New Investor of the full purchase price of such Purchased Shares, which, shall be paid in accordance with reasonable instructions from the Company provided to each New Investor, in writing, at least two business days prior to the Closing, and against delivery to the Company by Cordis of share certificates representing all shares of MCI held by Cordis, properly endorsed for transfer to the Company, free and clear of any liens or encumbrances. Additionally, Cordis shall deliver to the Company the promissory note(s) evidencing the Loans endorsed and assigned to the Company. The Company shall provide Cordis with evidence satisfactory to Cordis that it has been released from the Guarantee.


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         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MCI. The Company
and MCI each hereby represent and warrant, jointly and severally, to each Investor, that, except as expressly set forth on the Schedule of Exceptions ("Schedule of Exceptions") attached hereto as Exhibit C, (which exceptions shall be deemed to be representations and warranties as if made hereunder) the statements in the following paragraphs of this Section 3 are all true and correct:

            3.1 Organization, Good Standing and Qualification. The Company and MCI are each a corporation duly organized, validly existing and in good standing under the laws of the State of Utah with all requisite corporate power and authority to own their respective properties and assets, and to carry on their business as now conducted and as proposed to be conducted in that certain Iomed Systems, Inc. Five Year Business Plan 1987-1992, heretofore furnished to each of the Investors and furnished to Fenwick, Davis & West, Investors' counsel, on May 27, 1987 (the "Business Plan"). The Company and MCI are both duly qualified to transact intrastate business in the State of Utah and neither the Company nor MCI is required to be qualified to do business as a foreign corporation in any other jurisdiction.

            3.2 Capitalization.

                (a) The Company. Immediately prior to the Closing, the authorized capitalization of the Company shall consist of:

                      (i) Preferred Stock. A total of 4,215,618 shares of Preferred Stock; 67,200 of which shall be designated Series A Stock; 3,975,618 of which shall be designated Series B Stock; and 172,800 of which shall be designated Series C Stock. None of the Preferred Stock shall be issued or outstanding. The rights, preferences and privileges of the Preferred Stock will be as stated in the Revised Articles.

                      (ii) Common Stock. A total of 15,000,000 shares of common stock, $0.01 par value per share ("Common Stock"), of which 500,000 shares shall be issued and outstanding.

                      (iii) Options, Subscription Agreements, Reserved
Shares. Except for (A) the conversion privileges of the Preferred Stock, and (B) certain Subscription Agreements to purchase 3,313,195 shares of Common Stock (the "Subscription Agreements") which were entered into by the Company in accordance with the specific terms, conditions and requirements of the Cordis Agreement, there are not outstanding any options, warrants, rights, (including conversion or preemptive rights, or rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or


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exercisable for any shares of the Company's capital stock. Except as to the
3,313,195 shares of Common Stock subject to purchase pursuant to the Subscription Agreements, none of the Company's outstanding capital stock, or stock issuable on exercise or exchange of any outstanding options, warrants or rights, is subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

                        (iv) Outstanding Shareholders, Option Holders and Subscription Agreement Holders. Attached hereto as part of Exhibit D is a complete list of all outstanding shareholders, option holders, parties to Subscription Agreements, and other security holders of the Company immediately prior to the Closing.

                  (b) MCI. Immediately prior to the Closing, the authorized capitalization of the MCI shall consist of:

                        (i) Preferred Stock. A total of 100,000 shares of preferred stock, $0.50 par value per share ("MCI Preferred Stock"), none of which shall be designated or issued and outstanding.

                        (ii) Common Stock. A total of 10,000,000 shares of common stock, $0.01 par value per share ("MCI Common Stock"), of which 3,487,875 shares shall be issued and outstanding, and 100,000 issued and held in treasury.

                        (iii) Options, Subscription Agreements Reserved
Shares. There are not outstanding any options, warrants, rights, (including conversion, preemptive rights or rights of first refusal) or agreements for the purchase or acquisition from MCI of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of MCI's capital stock. None of the outstanding capital stock, or stock issuable on exercise or exchange of any outstanding options, warrants or rights, is subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the MCI or any other person), pursuant to any agreement or commitment of MCI.

                        (iv) Outstanding Shareholders and Option Holders and Subscription Agreement Holders. Attached hereto as part of Exhibit D is a complete list of all outstanding shareholders, option holders, and other security holders of MCI immediately prior to the Closing.

                  (c) Post-Closing Shareholder Status. Attached hereto as part of Exhibit D is a complete list of all shareholders, option holders and other security holders of the Company and MCI immediately after the Closing.



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            3.3   Subsidiaries. The Company and MCI do not presently own or
control, directly or indirectly, any interest in any other corporation, partnership, joint venture, association, or other business entity; except that, contemporaneously with the Closing, the Company will acquire all right, title and interest in and to not less than 95% of the issued and outstanding capital stock of MCI, and all options, warrants, rights or agreements for the purchase or acquisition from MCI of any shares of its capital stock, or any securities convertible into or ultimately exchangeable or exercisable for any shares of MCI's capital stock (except for options and warrants to purchase a total of 25,400 shares of MCI Common Stock).

            3.4   Due Authorization.

                  (a) All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the Shareholder Agreement referred to in
Section 5.4 hereof (the "Shareholder Agreement"), the performance of all obligations of the Company hereunder and under the Shareholder Agreement, and the authorization, issuance (or reservation for issuance) and delivery of all of the Purchased Shares being sold hereunder and of the Common Stock issuable on conversion of the Purchased Shares (the "Conversion Shares") has been taken or will be taken prior to the Closing, and this Agreement and the Shareholder Agreement each constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except as may be limited by general principles of equity or by bankruptcy or similar laws affecting the rights of creditors generally;

                  (b) all corporate action on the part of MCI, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of MCI hereunder has been taken or will be taken prior to the Closing and this Agreement constitutes a valid and legally binding obligation of MCI, enforceable in accordance with its terms, except as may be limited by general principles of equity or by bankruptcy or similar laws affecting the rights of creditors generally.

            3.5   Valid Issuance of Stock.

                  (a) The Purchased Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Revised Articles, will be duly and validly issued, fully paid and nonassessable.



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Based in part on the representations made by the Investors in Section 4 hereof, the Purchased Shares and, based on current facts and laws, the Conversion Shares, will be issued in full compliance with all applicable federal and state securities laws.

                  (b) The outstanding shares of Common Stock of the Company are all duly and validly issued, fully paid and nonassessable, and such shares of Common Stock and all outstanding options, warrants, and other securities of the Company have been issued in full compliance with the registration requirements of the 1933 Act and the registration and qualification requirements of all applicable state securities laws.

                  (c) The outstanding shares of Common Stock of MCI are all duly and validly issued, fully paid and nonassessable.

            3.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company or MCI is required in connection with the consummation of the transactions contemplated by this Agreement, or the Shareholder Agreement, except for (i) any filing which may be required pursuant to the Utah Securities Laws (the "Law"), and the rules thereunder, and (ii) such other qualifications or filings under the United States Securities Act of 1933 (the "1933 Act") and the regulations thereunder and all other applicable federal and state securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings, if required, will be listed on the Schedule of Exceptions, and in the case of qualifications, will be effective on the Closing date and, in the case of filings, will be made within the time prescribed by law.

            3.7 Litigation. There is no action, suit, proceeding, claim, arbitration or investigation pending or, to the best of the Company's and MCI's knowledge, currently threatened against the Company or MCI or their respective activities, properties or assets or, to the best of the Company's and MCI's knowledge, against any officer, director, or employee of the Company or MCI, nor is any officer of the Company or MCI aware of any factual or legal basis for any such action, suit, proceeding, claim, arbitration or investigation, including, without limitation, actions pending or, to the best of the Company's or MCI's knowledge, threatened (or any basis therefor known to the Company or MCI) relating to the prior employment of any of the Company's or MCI's employees or consultants, their use in connection with the Company's or


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
MCI's business, of any information or techniques allegedly proprietary to any of their former employers or clients, or their obligations under any agreements with prior employers or clients. To the best of the Company's and MCI's knowledge, none of the employees, officers or directors of the Company or MCI are subject to any agreement with any of their former employers regarding proprietary information of such former employers. Neither the Company nor MCI is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no action, suit, proceeding, claim, arbitration or investigation by the Company or MCI currently pending or which the Company or MCI intends to initiate.

            3.8 Employee Invention and Trade Secret Agreement. Each employee and officer of the Company and MCI, and each consultant of the Company and MCI, has entered into and executed an Invention and Trade Secret Agreement in the forms attached hereto as Exhibit E-1 and E-2, respectively; provided, however, that non-officer employees and consultants not involved in the creation or development of inventions, improvements, works of authorship, formulas, processes, computer programs, databases or trade secrets need only sign a Non Disclosure Agreement in the form attached hereto as Exhibit E-3. To the best of the Company's and MCI's knowledge, none of the employees, officers or consultants of the Company or MCI are in violation of such agreements.

            3.9 Status of Proprietary Assets. The Company and MCI have full right, title and ownership of all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, confidential and proprietary information, compositions of matter, formulas, designs, proprietary rights, know-how and processes (all of the foregoing collectively hereinafter referred to as the respective "Proprietary Assets") necessary to enable them to produce and market their current products and services; and proposed products and services described in the Business Plan (the "Products") and to conduct their businesses as now conducted and as proposed to be conducted as described in the Business Plan, without any conflict with or infringement of the rights of others. A complete list of all Proprietary Assets of the Company and of MCI is included in Exhibit C. No third party has any ownership right, title, interest, claim in or lien on any of the Proprietary Assets and the Company and MCI have taken, and in the future the Company and MCI will take, all steps necessary to preserve the secrecy of all of their Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons. The Company and MCI have and will maintain in place systems to preserve their rights in, and the secrecy of, the Proprietary Assets, and will protect their rights in the Proprietary Assets.


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There are no outstanding options, licenses, or agreements of any kind relating to any Proprietary Asset, nor is the Company nor MCI bound by or a party to any option, license or agreement of any kind with respect to any patent, trademark, service mark, trade name, copyright, trade secret, license, information, composition of matter, formula, design, proprietary right, know-how or process of any other person or entity. Neither the Company nor MCI is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, license or use of any Proprietary Asset. Neither the Company nor MCI has received any communications alleging that the Company or MCI has violated or, by conducting their respective businesses as proposed, would violate any patent, trademark, service mark, trade name, copyright or trade secret, license, composition of matter, formula, design, or other proprietary or contractual rights of any other person or entity. Neither the Company nor MCI is aware that any employee of the Company or MCI is obligated under any agreement (including licenses, covenants or commitments of any nature) or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would interfere with the use of his or her best efforts to carry out his or her duties for the Company or MCI or to promote the interests of the Company and MCI or that would conflict with the Company's or MCI's business as proposed to be conducted. To the best of the Company's and MCI's knowledge, neither the execution nor delivery of this Agreement nor the carrying on of the Company's or MCI's business by the employees of the Company or MCI, nor the conduct of the Company's or MCI's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. Neither the Company nor MCI believes it is or will be necessary to utilize any inventions of any employees of the Company or MCI (or persons either currently intends to hire) made prior to their employment by the Company or MCI. Notwithstanding the foregoing, the Company's and MCI's interest in the Proprietary Assets are subject to certain rights of the University of Utah, as specifically described in the Schedule of Exceptions attached hereto as Exhibit C.

            3.10 Compliance with Law and Charter Documents. Neither the Company nor MCI is in violation or default of any provisions of its Articles of Incorporation or Bylaws, and, except for any violations which individually and in the aggregate would have no material adverse impact on the Company's or MCI's businesses, the Company and MCI are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's or MCI's business or properties. Neither the Company nor MCI has received any notice of any such violation of such statutes, laws, regulations or orders which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement, the Shareholder Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's or MCI's Articles of Incorporation or Bylaws, or a material default under any statutes, laws, regulations or orders, or any agreement or contract of the Company or MCI, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company or MCI.

            3.11 Material Agreements. Set forth on Exhibit F attached hereto is a complete list of all agreements, contracts, leases, licenses, instruments and commitments to which the Company or MCI is a party or is bound which, individually or in the aggregate, are material to the business, properties, financial conditions or results of operations of the Company or MCI; provided that for purposes of this Section 3.11 only, no agreement under which the only remaining obligation of the Company or MCI is to make a payment of money in the amount of $10,000 or less will be deemed to be material to its business, properties, financial condition or results of operations if the failure to make such payment will not result in the loss by the Company or MCI of any rights that are material to the conduct of its business (provided that such agreements, in the aggregate, do not require payment of more than $100,000). Neither the Company nor MCI has breached, nor does the Company or MCI have any knowledge of any claim or threat that the Company or MCI has breached, any term or condition of (i) any agreement, contract, lease, license, instrument or commitment set forth in Exhibit F, or (ii) any other agreement, contract, lease, license, instrument or commitment if any such breach or breaches, whether individually or in the aggregate, would have a material adverse effect on the business, properties, financial condition or results of operations of the Company or MCI. Each agreement set forth in Exhibit F is in full force and effect and, to the Company's and MCI's knowledge, no other party to such agreement is in material default thereunder. Neither the Company nor MCI is a party to any agreement that restricts its ability to market or sell any Product (whether by territorial restriction or otherwise).

            3.12 Certain Actions. Since the Balance Sheet Date (as defined in
Section 3.17) neither the Company nor MCI has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of capital stock, (ii) incurred any indebtedness for money


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borrowed or incurred any other liabilities individually in excess of $10,000 or in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than advances made in the ordinary course of business (none of which are material), (iv) sold, exchanged or otherwise disposed of any assets or rights, other than the sale of inventory in the ordinary course of business, or
(v) entered into any transactions with any of their respective officers, directors or employees or any entity controlled by such individuals.

            3.13 Disclosure. The Company and MCI have provided each Investor with all the information that such Investor has requested in writing in connection with its purchase of the Purchased Shares. Neither this Agreement nor any exhibit hereto or certificates of any officer of the Company or MCI delivered at the Closing (when all of such written information is read together) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. The Business Plan has been prepared in a good faith effort to describe the Company's present and proposed products, operations and projected growth, and neither the Company nor any officer of the Company is aware of any untrue statement of a material fact in the Business Plan, or any omission to state a material fact necessary to be included in the Business Plan to make the statements therein not misleading except for information otherwise provided to the Investors in writing. With respect to any financial projections contained in the Business Plan, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

            3.14 Registration Rights. Except as provided in that certain Employment and Consultation Agreement dated June 1, 1986 between MCI and Stephen
C. Jacobsen, and in the Cordis Agreement (which will be null and void as of the Closing) and in Section 7 of this Agreement, neither the Company nor MCI has granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company or MCI registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

            3.15 Corporate Documents. The Revised Articles of Incorporation and Bylaws of the Company and the Articles of Incorporation and Bylaws of MCI are in the form previously provided to Fenwick, Davis & West, special counsel to the Investors.

            3.16 Title to Property and Assets. Except as set forth on the Financial Statements attached hereto as


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
Exhibit G, the Company and MCI own their respective properties and assets free and clear of all mortgages, liens, encumbrances, security interests and claims except for liens, encumbrances and security interests rich arise in the ordinary course of business and do not affect their respective material properties. With respect to the property and assets they each lease, the Company and MCI are in compliance with such leases and hold valid leasehold interests free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

            3.17 Financial Statements. MCI has delivered to each Investor its unaudited financial statements (consisting of a balance sheet, income statement and statement of changes in financial position) for the fiscal year ended June 30, 1986. MCI has also delivered to each Investor its unaudited, interim financial statements (consisting of a balance sheet, income statement and statement of changes in financial position) for the period ended May 31, 1987. The Company has delivered to each Investor its unaudited interim balance sheet at May 31, 1987. May 31, 1987 is hereinafter referred to as the "Balance Sheet Date". Copies of such documents are attached hereto as Exhibits G-1, G-2 and G-3 (the respective "Financial Statements"). The Financial Statements present fairly the financial condition and operating results of the Company and of MCI as of the dates and for the periods indicated therein, in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated except that the interim statements are subject to customary year-end adjustments permitted or required by generally accepted accounting principles (which, as to MCI, are currently estimated to decrease net income by approximately $20,000). Except as set forth in the Financial Statements, neither the Company nor MCI has any liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business which are not required under generally accepted accounting principles to be reflected in the Financial Statements and which, individually and in the aggregate, are not material to the financial condition or operating results of the Company or MCI. The Company and MCI maintain and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

            3.18 Changes Since Date of Financial Statements. Since the Balance Sheet Date there has not been:

                  (a) any change in the assets, liabilities, financial condition or operating results of the Company or MCI from that reflected in the Financial Statements, except changes


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
in the ordinary course of business which have not been, in the aggregate, materially adverse;

                  (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company or MCI (as presently conducted and as proposed to be conducted);

                  (c) any waiver by the Company or MCI of a valuable right or of a material debt owed to it;

                  (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or MCI, except such a satisfaction, discharge or payment made in the ordinary course of business that is not material to the assets, properties, financial condition, operating results or business of the Company;

                  (e) any material change or amendment to a material contract or arrangement by which the Company or MCI or any of their respective assets or properties are bound or subject, except for changes or amendments which are expressly provided for in this Agreement;

                  (f) any material change in any compensation arrangement or agreement with any present or prospective employee; or

                  (g) any other event or condition of any character which the Company or MCI has reason to believe would materially and adversely affect the assets, properties, financial condition, operating results or business of the Company or MCI.

            3.19 ERISA Plans. Neither the Company nor MCI has any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

            3.20 Tax Returns and Payments. The Company and MCI have timely filed all tax returns and reports required by law and have never been audited by any state or federal taxing authority. All tax returns and reports of the Company and MCI are true and correct in all material respects. The Company and MCI have paid all taxes and other assessments due, except those, if any, contested by them in good faith which are listed in the Schedule of Exceptions. The provisions for taxes of the Company and MCI as shown in the Financial Statements are adequate for taxes due or accrued as of the date thereof.

            3.21  Insurance. The Company and MCI have in full force and effect
(i) fire and casualty insurance policies, with


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
extended coverage, sufficient in amount (subject to reasonable deductibles) to allow them to replace any of their respective properties that might be damaged or destroyed (except for properties that, in the aggregate, are not material) and (ii) such amount of product liability insurance as the Board of Directors deems reasonable.

            3.22 Labor Agreements and Actions. Neither the Company nor MCI is bound by or subject to any contract, commitment or arrangement with any labor union, and no labor union has requested or, has sought to represent any of the employees, representatives or agents of the Company or MCI. There is no strike or other labor dispute involving the Company or MCI pending or, to the knowledge of the Company and MCI, threatened, nor is the Company or MCI aware of any labor organization activity involving the Company's or MCI's employees. Neither the Company nor MCI is aware that any officer, employee or consultant intends to terminate their employment or relationship with the Company or MCI, nor does the Company or MCI have any present intention to terminate the employment or relationship of any of the foregoing.

            3.23 Real Property Holding Corporation Status. Since their respective dates of incorporation (and that of their earliest predecessor) neither the Company nor MCI has been a "United States real property holding corporation", as defined in Section 897(c)(2) of the Internal Revenue Code of 1986 (the "Code"), and in Section 1.897-2(b) of the Treasury Regulations issued thereunder (the "Regulations").

            3.24 Shareholder Agreement. Except for the Shareholder Agreement referred to in Section 5.4, and the Cordis Agreement (which will be null and void upon the Closing) neither the Company nor MCI has any agreement, obligation or commitment with respect to voting of any shares of its capital stock, and to the best of the Company's and MCI's knowledge, there is no voting agreement or other arrangement among its shareholders with respect to the voting of any shares of its capital stock.

            3.25 FDA Approval. After due investigation, (i) the Company and MCI have no reason to believe that the United States Food and Drug Administration ("FDA") will ultimately prohibit the marketing, sale, license or use in the United States of any of the Products and (ii) neither the Company nor MCI know of any product or process which the FDA has prohibited from being marketed or used in the United States which in function and composition is substantially similar to any Product.

      4.    REPRESENTATIONS AND WARRANTIES OF INVESTORS.  Except as to
Section 4.8, which shall apply only to Cordis, each Investor hereby represents and warrants to the Company, severally and not jointly, that:

            4.1 Authorization. This Agreement constitutes its valid and legally binding obligation. Each Investor represents that it has full power and authority to enter into this Agreement. Each Investor has duly and validly taken all corporate or partnership action necessary for the execution, delivery and performance of this Agreement by such Investor.

            4.2 Purchase for Own Account. The Purchased Shares to be purchased by such Investor hereunder and the Conversion Shares issuable upon conversion thereof (collectively hereinafter referred to as the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

            4.3 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchased Shares to be purchased by it hereunder. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company and MCI in Section 3.

            4.4 Investment Experience. Such Investor has experience as an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Purchased Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares. Such Investor also represents that it has not been organized for the purpose of acquiring the Purchased Shares and that the amount of this investment does not exceed 10% of such Investor's net worth.

            4.5 Restricted Securities. Such Investor understands that the Securities such Investor is purchasing are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such Securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, each Investor represents that it is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

            4.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Purchased Shares or the Conversion Shares unless and until:

                  (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Shares or Conversion Shares in accordance with SEC Rule 144, or (ii) for any transfer of any Purchased Shares or Conversion Shares by an Investor that is a partnership to the estate of any such partner, or for the transfer by gift, will or intestate succession by any partner to his or her spouse or lineal descendants or ancestors, provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Investor hereunder.

            4.7 Legends. It is understood that the certificates evidencing the Purchased Shares and the Conversion Shares may bear the legend set forth below, together with other legends required by the laws of the State of Utah or any other state:

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The legend set forth above shall be removed by the Company from any certificate evidencing Purchased Shares or Conversion Shares upon delivery to the Company of an opinion by counsel, in form and substance reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Purchased Shares or Conversion Shares were issued.

            4.8 Cordis Representations. Cordis hereby represents and warrants to the Company, MCI and the New Investors that:

                  (a) the shares of MCI Common Stock being transferred to the Company in connection with the Closing are the only securities of MCI held by Cordis, or in which Cordis has any interest, and such shares shall be transferred to the Company free and clear of any liens or encumbrances.

                  (b) it owns no securities in the Company, other than the Series A Stock and Series C Stock to be issued pursuant to this Agreement.

                  (c) it has not assigned or otherwise transferred any part of its interest in the Loans or Working Capital Loan, and upon the Closing and repayment of the Working Capital Loan, neither the Company nor MCI will owe any sums to Cordis; and

                  (d) upon the Closing the Cordis Agreement will be null and void, and of no further effect.

                  (e) the consummation of the transactions contemplated herein do not violate any obligation of the Company or MCI to Cordis.

Except for the Subscription Agreements referred to in the Cordis Agreement, which shall remain in effect, Cordis hereby waives, to and including the date of the Closing, each and every provision of the Cordis Agreement that may be in conflict with the terms or conditions of this Agreement, or which may be necessary, required or appropriate for MCI or the Company to carry out and perform their obligations under this Agreement.

         5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of each Investor under Sections 1.2 and 2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto, which consent may be given by written, oral or telephonic communication to special counsel to the Investors:

                  5.1 Representations and Warranties True. Each of the representations and warranties of the Company and MCI contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 Performance. The Company and MCI shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by each of them on or before the Closing and the Company shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale of the Purchased Shares described herein.

                  5.3 Certificate Effective. The Revised Articles shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and shareholders, and shall have been duly filed with the Secretary of State of the State of Utah.

                  5.4 Shareholder Agreement. Stephen Jacobsen and Stephen Ober shall have executed and delivered the Shareholder Agreement in the form attached hereto as Exhibit H.

                  5.5 Company Compliance Certificate. The Company shall have delivered to the Investors at the Closing a certificate signed on its behalf by the President of the Company certifying that the conditions specified in Sections 5 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company not previously disclosed to the Investors in writing.

                  5.6 Securities Exemptions. The offer and sale of the Purchased Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, requirements of the Utah Securities Law and the registration and/or qualification requirements of all other applicable securities laws.

                  5.7 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor and to the Investors' special counsel, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request.

                  5.8 Ownership of Technology. Each Investor shall have received from the Company and MCI all documents and other materials requested by it for the purpose of examining and determining the Company's and MCI's rights in and to any technology, the Products, and Proprietary Assets now used, proposed to be used in, or necessary to, the Company's or MCI's business as now conducted and as proposed to be conducted as described in the Business Plan; and the status of the Company's and MCI's ownership rights in and to all such technology, the Products and Proprietary Assets shall be satisfactory to each Investor and to special counsel to the Investors.

                  5.9 Bylaws. The Bylaws of the Company shall have been duly amended in the form attached hereto as Exhibit J by the Company by all necessary corporate action of its Board of Directors and shareholders.

                  5.10 Board of Directors. Effective at the Closing, the directors of the Company shall be Messrs. Jacobsen, Ober, Kellman, Wardle and Weersing.

                  5.11 Certified Charter Documents. There shall have been delivered to special counsel to the Investors a copy of the Revised Articles and the Bylaws of the Company (as amended through the date of the Closing) and of the Articles of Incorporation and Bylaws of MCI, certified by the Secretary of the Company or MCI as applicable, as true and correct copies thereof as of the time immediately prior to the Closing.

                  5.12 No Material Change. There shall have been no material adverse change since the Balance Sheet Date in the business, properties, financial condition or results of operations of the Company or MCI.

                  5.13 Opinion of Company Counsel. Each Investor shall have received from Hansen and Andersen, counsel for the Company and MCI, an opinion, dated as of the date of the Closing, in the form attached as Exhibit I.

                  5.14 Acquisition of MCI. Pursuant to and in accordance with the terms and conditions of this Agreement and the Subscription Agreements, the Company shall acquire, contemporaneously with the Closing, at least 95% of the issued and outstanding capital stock of MCI and all outstanding options, warrants, other securities, or rights to purchase or otherwise obtain any capital stock of MCI (except for options and warrants to purchase a total of 25,400 shares of MCI Common Stock).

                  5.15 Release of Guaranty. Cordis shall have been released from any obligation under the Guarantee, and the Company and/or MCI shall have provided evidence of such release to Cordis.

         5.16 Working Capital Loan. Cordis shall have been repaid the Working Capital Loan and neither the Company nor MCI shall owe any amounts to Cordis.

         5.17 MCI Compliance Certificate. MCI shall have delivered to the Investors at the Closing a certificate signed on its behalf by the President of MCI certifying that the conditions specified in Subsections 5.1, 5.2, 5.7, 5.8, 5.11, 5.12, 5.13, 5.14, 5.15, and 5.16 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets, or condition of MCI not previously disclosed to the Investors in writing.

         5.18 Cordis Transaction. Cordis shall have transferred all of its shares in MCI, and assigned the Loans, to the Company, as set forth in Sections
1.2 and 2.

      6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by such Investor:

         6.1 Representations and Warranties. The representations and warranties of the Investors contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         6.2 Payment of Purchase Price. The Investors shall have delivered the purchase price specified for each such Investor in Section 2 and Exhibit A.

         6.3 Certificate Effective. The Revised Articles shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and shareholders, and shall have been duly filed with the Division of Corporations and Commercial Code of the State of Utah.

         6.4 Securities Exemptions. The offer and sale of the Purchased Shares to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of the Law and the registration and/or qualification requirements of all other applicable securities laws.

         6.5 Bylaws. The Bylaws of the Company shall have been duly amended in the form attached hereto as Exhibit J by the Company by all necessary corporate action of its Board of Directors and shareholders.

      7. REGISTRATION RIGHTS. The Company covenants and agrees with each Investor as follows:

            7.1   Definitions.  For purposes of this Section 7:

                  (a) The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means (i) the Common Stock issued or issuable upon conversion of any of the Purchased Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Purchased Shares and/or the other securities described above in this paragraph (b), excluding in all cases, however, any Registrable Securities acquired in a transaction or series of transactions in which the rights under this Section 7 were not assigned or were not assignable;

                  (c) The term "Registrable Securities then outstanding" means the shares of Common Stock which are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to then exercisable or convertible securities;

                  (d) The term "Holder" means any person owning of record Registrable Securities that have not been sold to the public pursuant to an effective registration statement under the 1933 Act or exemption therefrom; provided that a holder of Purchased Shares or other securities convertible into, or exercisable or exchangeable for, Registrable Securities shall be considered to be a Holder of the Registrable Securities into which such securities can be converted into, or exercised or exchanged for, provided, however, that in no event shall the Company be required to register any securities except the Registrable Securities; and

                  (e) The term "Form S-3" means such form under the 1933 Act as in effect on the date hereof or any successor registration form under the 1933 Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            7.2   Demand Registration.

                  (a) Request for Registration. If the Company shall receive at any time after the earlier of (i) July 15, 1990, or (ii) six (6) months after the effective date of the first registration statement filed under the 1933 Act for a public offering of securities of the Company (other than a registration statement relating solely to a merger, recapitalization or reorganization), a written request from the Holders of at least fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the 1933 Act covering the registration of all or a portion of the Registrable Securities then outstanding held by such Holders, and the aggregate gross sales price of all Registrable Securities expected to be registered is reasonably expected to be greater than $1,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 7.2(b), effect, as soon as practicable, the registration under the 1933 Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 9.6.

                  (b) Underwriting Requirements. If the Holders initiating the registration (the "Initiation Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 7.2, and the Company shall include such information in the written notice referred to in subsection 7.2(a). In such event, the right of any Holder to include such Holder's Registrable Securities in a registration effected pursuant to this
Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 7.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 7.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities then outstanding owned by each Holder.

                  (c) Number of Demand Registrations. The Company is obligated to effect only two (2) such registrations pursuant to this Section 7.2.

                  (d) Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations pursuant to this Section 7.2, and related filings and qualifications, including (without limitation) all registration, filing and qualification fees, printer's and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (up to $10,000) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 7.2 if the registration request is subsequently withdrawn at the request of the Holders of at least 60% of the Registrable Securities to be registered (in which case the Holders requesting the withdrawal shall bear such expenses, pro rata, based on the number of Registrable Securities each was to include in the registration), unless the Holders of at least sixty percent (60%) of the Registrable Securities then outstanding agree to forfeit their right to one demand registration pursuant to this Section 7.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their registration request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 7.2.

            7.3   Incidental (Piggyback) Registration.

                  (a) Request for Registration. If the Company proposes to register any of its stock or other securities under the 1933 Act in connection with the public offering of such securities (including for this purpose a registration effected by the Company for shareholders other than the Holders but excluding a registration relating solely either to the sale of securities to employees of the Company pursuant to a stock purchase, stock option or similar plan, or to a merger, recapitalization, or reorganization), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 9.6, the Company shall, subject to the provisions of Section 7.3(b), cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

                  (b) Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under this Section 7.3 to include any of a Holder's Registrable Securities in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon between the Company and terms and conditions set forth herein the underwriters selected by it. If the total amount of securities, including Registrable Securities, requested by security holders of the Company to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering. If any securities held by security holders of the Company are to be included in the offering, Registrable Securities held by any of the Holders shall be included prior to securities held by any other security holders (the securities to be included to be apportioned pro rata first among the Holders of Registrable Securities in proportion, as nearly as practical, to the amount of Registrable Securities then outstanding owned by each Holder, and then, if additional securities may be included, among the other selling security holders according to the total amount of securities entitled to be included therein owned by each such selling security holder; or in such other proportions as shall mutually be agreed to by such other selling security holders).

For purposes of the preceding parentheticals concerning apportionment, for any selling security holder which is a Holder of Registrable Securities and which is a terms and conditions set forth herein partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling security holder", and any pro rata reduction with respect to such selling security holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such selling security holder, as defined in this sentence.

                  (c) Expenses of Incidental (Piggyback) Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 7.3 for each Holder, including without limitation all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements (up to $10,000) of one counsel for the selling Holders (as a group) selected BY them, but excluding underwriting discounts and commissions relating to Registrable Securities. The Company shall have the right to select the states in which the registration shall be qualified, provided, however, that if the Holders request qualification in additional states the Company shall use best efforts to qualify the registration in such states, provided that the Holders pay any costs directly associated with such additional qualifications.

                  (d) Company withdrawal of Registration. The Company shall have no liability to any Holder for the Company's withdrawal of any registration (other than a registration made pursuant to Section 7.2) as to which a Holder has registration rights under this Section 7.3, provided such withdrawal is made in good faith by the Company and not for the purpose of impairing any Holder's rights under this Section 7.3.

            7.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 7.4: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $250,000; (3) if the Company has successfully effected one or more registrations on Form S-3 pursuant to this Section 7.4 within the six (6) month period immediately preceding the date on which the Company receives from a Holder or Holders a written request to effect a registration pursuant to this Section 4;
(4) if the Company would be required to undertake an audit in addition to its normal year-end audit, unless the Holders requesting the registration agree to pay for such audit, or unless the additional audit is necessitated by the Company's decision to delay the registration as permitted by the following sentence. Additionally, the Company may postpone a requested S-3 registration for a period of time not to exceed four months, if the Board of Directors determines in good faith, and so notifies the Holders requesting registration, that an S-3 registration at the requested time would materially adversely affect the public market for the Company's securities, provided that this right may not be used more than once in a given 12-month period.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to this Section 7.4, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements (up to $5,000) of one counsel for the selling Holder or Holders (as a group) and counsel for the Company, shall be borne by the Company. Registrations effected pursuant to this Section 7.4 shall not be counted as registrations effected pursuant to Sections 7.2 or 7.3.

                  (d) The Company is obligated to effect only three (3) such registrations pursuant to this Section 7.4.

            7.5   Obligations of the Company. Whenever required under this
Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) consecutive days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them and covered by a registration statement filed under this Section 7.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and provided further, that, in connection with a registration pursuant to Sections 7.2 or 7.4 hereof, the Company shall not be required to qualify securities in more than 10 states unless the Holders pay the costs directly associated with such additional qualifications.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement as promptly as possible, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 7, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; provided that the Company need only use its best efforts to furnish the letter from the Company's accountants described in the immediately preceding clause (ii).

            7.6 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 that the selling Holders shall furnish to the Company, at their expense, such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

            7.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

            7.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, agents, officers and directors of each Holder, any underwriter, (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") , against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, agent, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this Section 7.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder. Notwithstanding anything to the contrary contained in this Section 7.8, this indemnity shall not apply to a person indemnified in this Section 7.8(a) insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a prospectus used by such person after the Company has advised such person in writing that the prospectus is out of date or no longer accurate and the Company has stated that the use of the prospectus should be discontinued.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each of the Company's agents, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, agent, controlling person, underwriter, or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, agent, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, (which consent shall not be unreasonably withheld); and provided further, that in no event shall any indemnity under this Section 7.8(b) exceed the gross proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 7.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7.8, unless and to the extent that the indemnifying party is materially prejudiced thereby, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 7.8.

                  (d) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the 1933 Act.

                  (e) The obligations of the Company and Holders under this
Section 7.8 shall survive the conversion, if any, of the Purchased Shares, the completion of any offering of Registrable Securities in a registration statement under this Section 7, and otherwise.

            7.9 Rule 144 Information; Reports Under 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                  (d) furnish to any Holder of Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualified as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            7.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned by a Holder to a transferee or assignee of at least 150,000 of the Purchased Shares, or an equivalent amount of Registrable Securities, or any combination thereof. The Company shall be furnished, within a reasonable time after such transfer, with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned to any partner, partner of a partner, retired partner, shareholder or affiliate of the Company or of a Holder, or to the spouse, children, grandchildren, parents or siblings of an Investor, or trust for the benefit of an Investor or any such persons, regardless of the number of shares transferred.

            7.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty percent (60%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 7.2, 7.3 or 7.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities of the Holders that are included, or (b) to make a demand registration which could result in such registration statement being declared effective prior to one hundred twenty
(120) days after the earlier of either of the dates set forth in the first sentence of subsection 7.2(a), or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 7.2, or (c) to have incidental (piggyback) registration rights that conflict with or are prior or superior to the rights granted to the Holders in Section 7.3.

      7.12 Suspension of Registration Rights. Provided that (i) the Company has previously closed a firm commitment public offering of the Common Stock of the Company pursuant to a registration statement on Form S-1, filed with, and declared effective by, the SEC pursuant to the 1933 Act and (ii) there then exists an active public trading market for the Company's Common Stock, the registration rights contained in this Section 7 shall be suspended as to any Holder who: (a) (i) is legally able to sell all such Holder's Registrable Securities to the public without registration in two (2) consecutive three (3) month periods pursuant to the provisions of Rule 144 promulgated under the 1933 Act and (ii) owns less than (2%) of the Company's outstanding Common Stock, calculated as provided in this Section 7.12. In calculating the amount of Common Stock held by such Holder and the total amount of Common Stock outstanding for purposes of this Section 7.12, there shall be deemed outstanding all shares of the Company's Common Stock issuable on conversion, exchange or exercise of any outstanding securities of the Company.

      7.13 Amendment of Registration Rights. Any provision of this Section 7 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of sixty percent (60%) of the Registrable Securities then outstanding; provided, however, that no such amendment or waiver that materially and adversely affects Cordis in a manner substantially different than the New Investors shall be binding on Cordis without Cordis' approval. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder and the Company and shall treat each Holder on an equal and ratable basis, unless otherwise agreed to in writing by the adversely treated Holder(s). By acceptance of any benefits under this
Section 7, holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

            7.14 Standoff Agreement. Each Holder hereby agrees that, in connection with the first registration of the Company's Common Stock (or other securities) covering an underwritten offering of such stock or securities to the general public, such Holder shall not, to the extent requested by the Company or the underwriter of such offering, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities (other than those Registrable Securities which are included, in such registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed ninety
(90) days) from the effective date of the registration statement for such registration as the Company or such underwriters may specify in writing; provided, however, that:

                  (a) such agreement shall be applicable only to the first registration statement of the Company which covers shares of Common Stock (or other securities) to be sold on the Company's behalf to the general public in an underwritten offering; and

                  (b) all executive officers and directors of the Company and all other persons with registration rights (whether or not granted pursuant to this Agreement) enter into similar agreements.

      8.    COVENANTS OF THE COMPANY.

            8.1   Delivery of Financial Statements.

                  (a) The Company shall deliver to each Investor, for so long as such Investor is a holder of Purchased Shares or Conversion Shares, (1) as soon as available, and in any event within ninety (90) days after the close of each fiscal year, consolidated balance sheets of the Company and its subsidiaries, if any, including MCI, as at the end of such year, and consolidated statements of income, shareholders' equity and changes in financial position of the Company for such year setting forth in comparative form the figures for such year and for the preceding year, all in reasonable detail, and duly audited by a firm of independent certified public accountants of nationally recognized standing.

                  (b) The Company shall deliver to each Investor, for so long as such Investor is a holder of at least 100,000 Purchased Shares, or the equivalent number of Conversion Shares, or any combination of the two equivalent to 100,000 Purchased Shares:

                        (i) as soon as available, but in any event within forty-five (45) days prior to the end of each fiscal year, an annual plan for the Company's next fiscal year, prepared on a monthly basis, including projected balance sheets, profit and loss statements and sources and applications of funds and cash flow statements for such months and, as soon as prepared in final form, any other budgets or revised budgets prepared by the Company;

                        (ii) as soon as available, but in any event within twenty (20) days after the end of each month (except the last month of the fiscal year), consolidated balance sheets of the Company and its subsidiaries, if any, including MCI, as at the end of such month, backlog report, and consolidated statements of income, shareholders' equity and changes in financial position, and sources and applications of funds and cash flow statements of the Company and its subsidiaries, if any, including MCI, for such month, and a report in comparative form showing the figures for such month, the figures for the corresponding month of the preceding year, and the budgeted figures for the current month, accompanied by management's analysis of the results of the month and a statement explaining any differences between budgeted and actual results; and

                        (iii) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request.

                  (c) All financial statements required to be delivered pursuant to Section 8.1(a) above shall be prepared in accordance with generally accepted accounting principles consistently applied (except that monthly financial statements need not comply with footnote requirements and may be subject to standard year-end audit adjustments, provided that the omission of such information is not material to an understanding of the Company's financial situation), shall present fairly the financial condition of the Company and its subsidiaries, if any, including MCI, and its results of operations for the period specified, and shall be accompanied by an instrument executed for the Company by the chief financial officer or chief executive officer of the Company certifying that such statements comply with the requirements of this Section 8.1(b).

            8.2 Inspection Rights. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor. At the Company's request, an Investor will sign a non-disclosure agreement in the form of Exhibit E-3.

            8.3 Termination of Covenants. The covenants set forth in Section 8.1 shall terminate as to Investors and be of no further force or effect upon the first sale of the Company's Common Stock pursuant to a registration statement filed by the Company under the 1933 Act in connection with a firm commitment underwritten offering of such Common Stock to the general public.

            8.4 Insurance. The Company shall maintain in full force and effect insurance policies issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks and in such amounts as are deemed adequate for the business of the Company by its Board of Directors. The Company shall use its best efforts to obtain and maintain product liability insurance in such amounts as the Board of Directors deems appropriate.

            8.5 Key Man Insurance. Within 60 days of the Closing the Company will have procured a term life insurance policy on the life of Stephen H. Ober or his successor in the amount of at least $1,000,000 with the proceeds payable to the Company. The Company shall keep such policy in effect until the termination of Mr. Ober's employment, and shall provide the Investors with evidence that such policy is in effect, upon request.

            8.6 FIRPTA. The Company acknowledges that certain Investors may have foreign persons and entities as partners and that the Company may be required, and hereby agrees, to file in the future with the IRS all statements with its United States income tax returns which are required under Section 1.897-2(h) of the Regulations; provided that each Investor provides the Company, upon request, with such information as the Company needs to prepare and file such returns. The Company will use its reasonable efforts consistent with sound business practice to avoid becoming a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code. However, in the event the Company in the future becomes a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code, the Company shall promptly notify each Investor in writing of such fact. Within thirty (30) days after receipt of a request from an Investor, the Company shall prepare and deliver to such Investor the statement required under Regulation Section 1.8972(h)(iv) and either or both of the following documents: (i) an affidavit in conformance with the requirements of Section 1445 (b)(3) of the Code or (ii) a notarized statement, executed by an officer having actual knowledge of the facts, that the shares of Company stock held by such Investor are of a class that is regularly traded on an established securities market, within the meaning of Section 1445(b)(6) of the Code. If the Company is unable to provide either of the documents described in (i) or (ii) above, if requested, it shall promptly notify such Investor in writing of the reasons for such inability. Finally, upon the request of an Investor and without regard to whether either document described in (i) or
(ii) above has been requested, the Company shall cooperate fully with the efforts of such Investor to obtain a "qualifying statement," within the meaning of Section 1445(b)(4) of the Code or such other documents as would excuse a transferee of a foreign investor's interest from withholding of income tax imposed pursuant to Sections 897(a) and 1445 of the Code.

            8.7 Board of Directors. The Company shall use its best efforts to cause two nominees of the Investors to be members of the Company's Board of Directors at all times. All travel and related expenses incurred in connection with attending meetings of the Company's Board of Directors by such directors, and any other director, shall be promptly reimbursed by the Company upon receipt of reasonable documentation of such expense.

            8.8 Employee Invention and Trade Secret Agreement. The Company and MCI shall require all employees and officers of the Company and MCI, and all consultants of the Company and MCI, to enter into an Invention and Trade Secret Agreement in the forms attached hereto as Exhibit E-1 and E-2, respectively (or in such other form as the Company's Board of Directors may approve), as of the date of commencement of their employment, term of office, or consultancy, as the case may be, with the Company, provided, however, that non-officer employees and consultants not involved in the creation or development of inventions, improvements, works of authorship, formulas, processes, computer programs, databases or trade secrets need only sign a Non-Disclosure Agreement in the form attached hereto as Exhibit E-3.

            8.9 Activities of MCI. MCI shall not undertake any activities not in the normal course of business. Without limiting the foregoing, MCI shall not amend it articles of incorporation or bylaws, effect any sale, conveyance, encumbrance or otherwise dispose of all or substantially all of the assets of that corporation, merge or consolidate with any other corporation, effect a reclassification or recapitalization, issue any shares of stock, or any bonds, notes, or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of MCI stock, declare or pay any dividends or effect any stock split or combination, or redeem or purchase any shares of its stock.

            8.10 Fees of Special Counsel. At the Closing, the Company will pay all reasonable legal fees and expenses of Fenwick, Davis & West, incurred by the Investors, or any of them, in connection with the transactions contemplated by this Agreement.

      9.    MISCELLANEOUS.

            9.1 Survival of Warranties. The warranties, representations and covenants of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of 3 years after the Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors.

            9.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

            9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah, except as pertains to conflict of laws.

            9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

            9.5 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which are incorporated herein by this reference.

            9.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the Schedule of Investors or, in the case of the Company and MCI, 1290 West 2320 South, Suite A, Salt Lake City, Utah 84119, or at such other address as such party may designate by ten (10) days advance written notice to all other parties.

            9.7 Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction, except that it is acknowledged by all parties that the right of Joel D. Kellman and W. Edward Massey to purchase certain shares of the Company's Common Stock are, or may be, conditioned upon the closing of a financing. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

            9.8 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Revised Articles, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            9.9 Amendments and Waivers. Except as specified in subsection 7.13, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares and/or Conversion Shares representing at least sixty percent (60%) of the aggregate number of shares of Common Stock into which the Purchased Shares then are convertible or have been converted (excluding any of such shares that have been sold to the public); provided, however, that no such amendment or waiver that materially and adversely affects Cordis in a manner substantially different than the New Investors shall be binding on Cordis without Cordis' approval. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of such securities, and the Company; provided, however, that no condition set forth in
Section 5 may be waived with respect to any Investor who does not consent thereto.

            9.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            9.12 Entire Agreement. This Agreement, together with all exhibits and schedules hereto (including without limitation the Revised Articles) constitutes the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersede all prior understandings and agreements with respect to such transactions. Without limiting the foregoing, it is hereby agreed that this Agreement supercedes the Cordis Agreement completely, and that the Cordis Agreement is null and void and of no further effect.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE "COMPANY"                          INVESTORS:

JMW ACQUISITION CO.                    NEWTEK VENTURES,
                                       a California limited partnership

By:                                    By: /s/ Peter J. Wardle
    --------------------------------       -------------------------------------
Print Name:                            Print Name: Peter J. Wardle
           -------------------------               -----------------------------
Title:  President                      Title: General Partner
        -------------------------             ----------------------------------

"MCI"                                  MBW VENTURE PARTNERS LIMITED
                                       PARTNERSHIP

MOTION CONTROL, INC.                   By:  MBW MANAGEMENT, INC.


By:                                    By:/s/ Robert J. Harrington
    --------------------------------       -------------------------------------
Print Name:                            Print Name: Robert J. Harrington
           -------------------------               -----------------------------
Title:                                 Title: Vice President
       -----------------------------          ----------------------------------

                                       MICHIGAN INVESTMENT FUND L.P.
                                       By:  MBW MANAGEMENT, INC.


                                       By:/s/ Robert J. Harrington
                                           -------------------------------------
                                       Print Name: Robert J. Harrington
                                                   -----------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       UTAH TECHNOLOGY VENTURE FUND I

                                       By:  Impetus, Inc.

                                       By:
                                           -------------------------------------
                                       Print Name:
                                                  ------------------------------
                                       Title: President
                                             -----------------------------------

                                       CORDIS CORPORATION

                                       By: /s/ Robert C. Strauss
                                           -------------------------------------
                                       Print Name: Robert C. Strauss
                                                  ------------------------------
                                       Title: President
                                             -----------------------------------

                                       /s/ Ian R.N. Bund
                                       -----------------------------------------
                                       Ian R.N. Bund

                                       /s/ James R. Weersing
                                       -----------------------------------------
                                       James R. Weersing

                                       /s/ Robert J. Harrington
                                       -----------------------------------------
                                       Robert J. Harrington

                                       /s/ Ned M. Weinshenker
                                       -----------------------------------------
                                       Ned M. Weinshenker, Trustee of
                                       Ned M. Weinshenker Profit
                                       Sharing Plan

                                LIST OF EXHIBITS


Exhibit A           -    Schedule of Investors

Exhibit B           -    Revised Articles of Incorporation

Exhibit C           -    Schedule of Exceptions (including list of Proprietary
                         Assets)

Exhibit D           -    Outstanding Security Holders of the Company and MCI

Exhibit E           -    Invention and Trade Secret Agreements

Exhibit F           -    Material Agreements of the Company

Exhibit G           -    Financial Statements

Exhibit H           -    Shareholder Agreement

Exhibit I           -    Opinion of Hansen and Anderson

Exhibit J           -    Bylaws

                                   EXHIBIT A

                             Schedule of Investors


                              Series and Number of
                              Shares of Preferred           Purchase
Investor                        Stock Purchased               Price
----------                    --------------------          --------
Newtek Ventures                    1,789,028                $675,000.26
500 Washington Street,        Series B Stock
Suite 720
San Francisco, CA 94111
  Attn:  Peter Wardle

MBW Venture Partners               1,352,042                $510,125.44
Limited Partnership           Series B Stock
c/o MBW Management, Inc.
350 Second Street, Suite 7
Los Altos, CA 94022
  Attn: James R. Weersing

Michigan Investment                  403,857                $152,375.24
Fund L.P.                     Series B Stock
c/o MBW Management, Inc.
350 Second Street, Suite 7
Los Altos, CA 94022
  Attn: James R. Weersing

Utah Technology Venture Fund         397,562                $150,000.14
419 Wakara Way                Series B Stock
Salt Lake City, UT 84108
  Attn: James C. Dreyfous

Cordis Corporation                    67,200                As set forth
10555 W. Flagler Street       Series A Stock                in section 1.2 of
Miami, FL 33174                      172,800                the Agreement
  Attn: Reid C. Becker        Series C Stock

Ian R.N. Bund                         13,252                $4,999.98
c/o MBW Management, Inc.      Series B Stock
350 Second Street, Suite 7
Los Altos, CA 94022

James R. Weersing                     13,252                $4,999.98
c/o MBW Management, Inc.      Series B Stock
350 Second Street, Suite 7
Los Altos, CA 94022

Robert J. Harrington                   2,650                  $999.85
c/o MBW Management, Inc.      Series B Stock
350 Second Street, Suite 7
Los Altos, CA 94022

                                     Series and Number of
                                     Shares of Preferred           Purchase
Investor                               Stock Purchased               Price
--------                             --------------------          ---------

Ned M. Weinshenker, Trustee                      3,975             $1,499.77
of Ned M. Weinshenker                   Series B Stock
Profit Sharing Plan
c/o MBW Management, Inc.
350 Second Street, Suite 7
Los Altos, CA 94022
                                             ---------
              Total                          4,215,618


                                LIST OF EXHIBITS


Exhibit A      -    Schedule of Investors

Exhibit B      -    Revised Articles of Incorporation

Exhibit C      -    Schedule of Exceptions (including list of
                    Proprietary Assets)

Exhibit D      -    Outstanding Security Holders of the Company and MCI

Exhibit E      -    Invention and Trade Secret Agreements

Exhibit F      -    Material Agreements of the Company

Exhibit G      -    Financial Statements

Exhibit H      -    Shareholder Agreement

Exhibit I      -    Opinion of Hansen and Anderson

Exhibit J      -    Bylaws

                                  EXHIBIT "B"


                                    REVISED

                           ARTICLES OF INCORPORATION

                                       OF

                              JMW ACQUISITION CO.


          Pursuant to the applicable provisions of Utah law, as contained in
Section 16-10-60 of the Utah Business Corporation Act, we, the undersigned natural persons, revise the following Articles of Incorporation. These revised Articles of Incorporation shall supersede the original Articles of Incorporation and all amendments to them to date.


                                   ARTICLE I

          The name of the corporation is JMW ACQUISITION CO.


                                   ARTICLE II

          The period of the corporation's duration is perpetual.


                                  ARTICLE III

          The purpose of purposes for which the corporation is organized are:

          1. To engage in the business of the research, development, manufacture and sale of medical devices, products and/or drugs, and to acquire other businesses or companies related thereto or to the science of medicine or other biological sciences.

          2. To lease, buy, and hold, to sell, mortgage, exchange, assign, and otherwise dispose of, to improve, manage, contain, conserve and operate and generally to trade and deal in and with as principal or agent, and otherwise acquire, invest in or hold, improved and unimproved real and personal property in the United States and any foreign country; and to do all things related thereto, including, but not limited to, becoming a limited general partner or venturer in undertakings of all types.

          3. In addition to the foregoing purposes, the Corporation may engage in any and all other lawful acts that, presently or in the future, may legally be performed by a corporation organized under the laws of the State of Utah, including, without limitation, becoming a limited or general partner or venturer in undertakings of all types.

                                   ARTICLE IV

          The corporation is authorized to issue two classes of shares, one designated "Common Stock" and the other designated "Preferred Stock". Both classes of shares shall have a par value of $0.001 per share. The number of shares of Common Stock that this corporation is authorized to issue is 15,000,000. The number of shares of Preferred Stock that this corporation is authorized to issue is 4,215,618, of which 67,200 shall be designated Series A Preferred Stock, 3,975,618 shall be designated Series B Preferred Stock, and 172,800 shall be designated Series C Preferred Stock.

          The relative rights, preferences, privileges and restrictions granted to or imposed upon the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, or the holders thereof, are as follows:

          1. Definitions. For purposes of this Article IV the following terms shall have the following definitions:

             (A) Series A Stock shall mean Series A Preferred Stock.

             (B) Series B Stock shall mean Series B Preferred Stock.

             (C) Series C Stock shall mean Series C Preferred Stock.

             (D) Preferred Stock shall mean the Series A Stock, Series B Stock and Series C Stock, collectively.

             (E) Common Stock shall mean this corporation's Common Stock.

             (F) Liquidation Preference for Series A Stock shall mean $5.2083 per share plus any declared but unpaid dividends on such shares: for Series B Stock shall mean $0.3773 per share plus any declared but unpaid dividends on such shares; and for Series C Stock shall mean $5.2083 per share plus any declared but unpaid dividends on such shares; all appropriately adjusted for any stock combinations, stock splits, stock dividends or stock distributions (a "Stock Combination or Division") with respect to such shares.

             (G) Redemption Price for Series A Stock shall mean $5.2083 per share plus any declared but unpaid dividends on such shares; for Series B Stock shall mean $0.3773 per share plus any declared but unpaid dividends on such shares; and for Series C Stock shall mean $5.2083 per share plus any declared but unpaid dividends on such shares; all as appropriately adjusted for any Stock Combinations or Divisions with respect to such shares.

             (H) Original Issue Date shall mean August 4, 1987.

          2. Dividends. Dividends shall be paid on the Common and Preferred Stock at such times and in such amounts as the Board of Directors deems advisable. Notwithstanding the foregoing, no dividend (other than a dividend payable solely in Common Stock) shall be declared or paid on any share of Common Stock unless an equal or greater dividend per share has first been declared and paid on each share of Preferred Stock, as appropriately adjusted for any Stock Combinations or Divisions. Each share of Preferred Stock, regardless of series, shall be paid the same dividend per share.

          3. Liquidation Rights. In the event of any liquidation, dissolution, or winding up of this corporation, either voluntary or involuntary, distributions to the shareholders of this corporation shall be made in the following manner.

             Section 3.1 Series A Stock And Series B Stock Liquidation Rights. The holders of Series A Stock and Series B Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of this corporation to the holders of Series C Stock or Common Stock by reason of their ownership of such stock, an amount equal to their Liquidation Preference for each share of Series A Stock and Series B Stock then held by them. If such assets and funds are insufficient to permit the payment to the holders of Series A Stock and Series B Stock of the full aforesaid preferential amount, then the entire assets and funds of this corporation legally available for distribution shall be distributed pro-rata among the holders of the Series A Stock and Series B Stock in the proportion that the amount that a given holder would receive as a liquidation preference on such holder's shares of Series A Stock and Series B Stock, if such preference was paid in full, bears to the total liquidation preference that would be received on all the outstanding Series A Stock and Series B Stock, if such preference was paid in full.

             Section 3.2 Series C Stock Liquidation Rights. After payment to the holders of Series A Stock and Series B Stock of the amounts set forth in Section
3.1 above, the holders of the Series C Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of this corporation to the holders of Common Stock by reason of their ownership of such stock, an amount equal to their Liquidation Preference for each share of

Series C Stock then held by them. If such assets and funds shall be insufficient to permit the payment to the holders of Series C Stock of the full aforesaid preferential amount, then the entire assets and funds of this corporation legally available for distribution and remaining after the payments required by Section 3.1 have been made shall be distributed pro-rata among the holders of the Series C Stock based on the number of shares of Series C Stock held by each of them.

             Section 3.3 Remaining Liquidation Rights. After payment to the holders of Preferred Stock of the amounts set forth in Sections 3.1 and 3.2 above, the entire remaining assets and funds of this corporation legally available for distribution, if any, shall be distributed among the holders of common Stock and Preferred Stock pro-rata, based on the number of shares of Common Stock held by each such holder (to be calculated for this purpose as if all outstanding shares of Preferred Stock have been converted into Common Stock pursuant to the terms hereof).

             Section 3.4 Consolidation, Merger, Sale of Assets. A consolidation or merger of the corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be deemed to be a liquidation, dissolution or winding-up within the meaning of this Section 3.

          4. Voting Rights.

             Section 4.1 Preferred Stock Rights. Except as otherwise expressly provided herein or as required by law, the holder of each share of Preferred Stock shall be entitled to one vote for each share of Common Stock into which such shares of Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded up or down to the nearest whole share), shall have voting rights and powers equal to the voting rights and powers equal to the voting rights and powers of a holder of Common Stock, shall vote with the holders of Common Stock and not as a separate class, and shall be entitled to notice of any shareholders meeting in accordance with the Bylaws of the corporation. If these Revised Articles of Incorporation or the law provides for the holders of Preferred Stock to vote separately from the holders of Common Stock on a matter, then all series of Preferred Stock shall vote together as one class. Under no circumstance shall any series of Preferred Stock be entitled to vote separately on a matter.

             Section 4.2 Cumulative Voting. Holders of the corporation's stock entitled to vote at any election of directors of this corporation may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such holder's shares are normally entitled, or distribute the such holder's votes on the same principal amongst as many candidates as such holder thinks fit. No holder, however, may cumulate such holder's vote for one or more candidates unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of such shareholder's intention to cumulate such shareholder's votes. If any one holder has given such notice, all holders may cumulate their votes for candidates in nomination.

          5. Redemption.

             Section 5.1 Mandatory Redemption of Series A Stock and Series B Stock. The corporation shall redeem, on July 15, 1992, and on each of the next four anniversaries of such date, 13,440 shares of Series A Stock and 795,099 shares of Series B Stock (or, as to a given series, all outstanding shares of such series, if such amount is less than the amount of shares of such series scheduled to be redeemed) at the then current Redemption Price for such shares, from any source of funds legally available therefore. the shares of each series to be redeemed shall be redeemed pro-rata from each holder of stock of such series, based on the number of shares of stock of such series held by such holder. If insufficient funds are legally available to redeem all the shares of Series A Stock and Series B Stock to be redeemed on a given redemption date, then the corporation shall redeem shares of Series A Stock and Series B Stock from the holders thereof to the maximum extent permitted by law. in such event the available funds shall be apportioned between the holders of Series A Stock and Series B Stock based on the aggregate Redemption Price of the shares of each such series scheduled to be redeemed. The funds available for redemption of shares of each series shall be used to redeem shares from each holder of shares of such series pro-rata, based on the number of shares of such series held by such holder. Any shares scheduled for redemption that are not redeemed shall be carried forward and redeemed (together with the other shares of Series A Stock and Series B Stock that are then due to be redeemed) on the next redemption date (or after July 15, 1996, as soon as legally possible) to the full extent of the legally available funds of the corporation at such time. Shares of Series A Stock and Series B Stock that are scheduled for redemption but are not redeemed, shall continue to be entitled to all of the rights, preferences, privileges, and restrictions accorded to such shares until they have been redeemed.

             Section 5.2 Mandatory Redemption of Series C Stock. The corporation shall redeem, on the later of July 15,

1997, or the first anniversary of such date after the Series A Stock and Series B Stock have been fully redeemed pursuant to the provisions of Section 5.1 hereof (the "First Series C Redemption Date"), and on each of the next four anniversaries of the First Series C Redemption Date, 34,560 shares of Series C Stock (or all outstanding shares of such series, if less), at the then current Redemption Price for such series, from any source of funds legally available therefore. The shares to be redeemed shall be redeemed pro-rata from each holder of Series C Stock, based on the number of shares of Series C Stock held by such holder. If insufficient funds are legally available to redeem all of the shares of Series C Stock to be redeemed on a given redemption date, then the corporation shall redeem the maximum number of shares of Series C Stock permitted by law, and such redemption shall be made pro-rata from holders of Series C Stock based on the number of shares of Series C Stock held by such holder. Any shares scheduled for redemption that are not redeemed shall be carried forward and redeemed (together with the other shares of Series C Stock that are then due to be redeemed) on the next redemption date (or, after July 15, 2001, as soon as legally possible), to the full extent of the legally available funds of the corporation at such time. Shares of Series C Stock that are scheduled for redemption but are not redeemed shall continue to be entitled to all of the rights, preferences, privileges and restrictions of such shares until they have been redeemed.

     Section 5.3 Notice of Redemption. At least forty five days (but not more than ninety days) prior to the date fixed for any redemption pursuant to the provisions of Section 5.1 or Section 5.2 (the "Redemption Date"), the corporation shall give notice of such redemption (the "Redemption Notice") to all holders of Series A Stock and Series B Stock (in the case of a redemption pursuant to Section 5.1), and to all holders of Series C Stock (in the case of a redemption pursuant to Section 5.2), (1)that the corporation is required to redeem shares and the number of shares of such holder to be redeemed; (2) the Redemption Date; (3) the Redemption Price; (4) the place at which such holders may obtain payment of the Redemption Price upon surrender of their share certificates; and (5) the date on which any right to convert the shares to be redeemed to Common Stock terminates. Shares called for redemption in a Redemption Notice and subsequently converted by the holder thereof prior to the Redemption Date shall reduce the number of shares required to be redeemed by the corporation on such Redemption Date pursuant to Section 5.1 or 5.2.

     Section 5.4 Deposit of Redemption Funds. On or prior to the Redemption Date this corporation shall deposit the Redemption Price of all shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $20,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, on and after such Redemption Date, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any funds deposited by this corporation pursuant to this section for the redemption of shares thereafter converted into Common Stock shall be returned to this corporation promptly upon such conversion. The balance of any funds deposited by this corporation pursuant to this section remaining unclaimed at the expiration of one year following such Redemption Date shall be returned to this corporation promptly upon its written request.

        Section 5.5 Surrender of Shares. On or after each Redemption Date, each holder of shares to be redeemed shall surrender such holder's certificates representing such Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. Upon redemption of only a portion of the number of shares covered by a given certificate surrendered for redemption, the corporation shall issue and deliver a new certificate covering the unredeemed portion of the original certificate. From and after such Redemption Date, unless payment of the Redemption Price is not made by the corporation, all rights of the holders of the shares of stock to be redeemed as holders of such stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), shall cease and terminate with respect to such shares.

        Section 5.6 Funds Available for Stock Redemption or Repurchase. Subject to the other provisions of these Revised Articles of Incorporation, the corporation shall have the right to redeem or repurchase its shares to the extent of its unreserved and unrestricted earned surplus, and also to the extent of its unreserved and unrestricted capital surplus.

        Section 5.7 Return to Unissued Status. Shares of any series of Preferred Stock that have been redeemed or reacquired in any manner by this corporation, or which, if convertible, have been converted into shares of stock of another class or classes, shall be retired, shall not be reissued and shall be cancelled in accordance with the procedure required by the Utah Business Corporation Act.

     6. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                    Section 6.1  Right to Convert/Automatic

Conversion.

               (A) Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the Original Issue Date, at the office of this corporation or any transfer agent for the Preferred Stock, into such number of fully paid an non-assessable shares of Common Stock as is determined by dividing $0.3773 (the "Original Issue Price") by the Conversion Price for shares of Preferred Stock at the time in effect. The initial Conversion Price for shares of Preferred Stock shall be the Original Issue Price; provided, however, that the Conversion Price for the Preferred Stock shall be subject to adjustment as set forth in this Section 6.

               (B) In the event of redemption of any shares of Preferred Stock pursuant to Section 5 hereof, the Conversion Rights shall terminate as to the shares designated for redemption at the close of business on the day prior to the Redemption Date, unless payment of the Redemption Price is not made by the corporation.

               (C) Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price immediately upon the closing of the corporation's sale of its Common Stock to the public in a bona fide, underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $1.1319 per share (as appropriately adjusted for any Stock Combinations or Divisions), and resulting in the receipt by the corporation of at least $5,000,000 in gross proceeds.

                      Section 6.2  Mechanics of Conversion

               (A) To convert Preferred Stock, the holder thereof shall surrender the certificate or certificates representing such Preferred Stock, duly endorsed, with signature guaranteed, at the principal corporate office of this corporation or of any transfer agent for the Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, and a check payable to the holder in the amount of any cash amount payable to the holder in lieu of fractional shares of Common Stock, as provided in Section 6.8. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

               (B) Notwithstanding the foregoing, in the event of an automatic conversion pursuant to Section 6.1(C) the Preferred Stock shall not be deemed to be converted until immediately prior to the closing of such sale of securities. Upon the closing of such an offering the outstanding shares of Preferred Stock shall be converted automatically without further action by the holders of said shares and whether or not the certificates representing said shares are surrendered to this corporation or its transfer agent; provided, however, this corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any shares of Preferred Stock unless certificates evidencing such shares of Preferred Stock are either delivered to this corporation or any transfer agent, or the holder notifies the corporation that said certificates have been lost, stolen or destroyed and executes an agreement satisfactory to this corporation to indemnify this corporation against any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of the Preferred Stock, the holders of the Preferred Stock shall surrender the certificates representing said shares at the office of this corporation or of any transfer agent for the Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder's name as shown on such surrendered certificate or certificates (or such other name as such holder may designate), a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which the event effecting the automatic conversion occurred.

               Section 6.3 Conversion Price Adjustment of Preferred Stock. The Conversion Prices of the Preferred Stock shall be subject to adjustment from time to time as follows:

               (A) (i) If the corporation shall issue any Additional Stock (as defined in Section 6.3(B) below) for a consideration per share less than the Conversion price of the Preferred Stock in effect immediately prior to the issuance of such Additional Stock, then the applicable Conversion Price for the Preferred Stock in effect immediately prior to each such issuance shall forthwith be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the corporation for all such Additional Stock so issued would purchase at the Conversion Price in effect immediately prior to the issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Additional Stock; provided that, for the purpose of this Section 6.3(A)(i), all shares of Common Stock (except as otherwise provided in this Section 6.3(A)) issuable upon conversion of all outstanding shares of Preferred Stock shall be deemed to be outstanding, and immediately after any shares of Additional Stock are deemed to be issued pursuant to Section 6.3(A)(v) such shares of Additional Stock shall be deemed to be outstanding.

                    (ii) No adjustment of the applicable Conversion Price shall be made in an amount less than one cent ($0.01) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of one cent ($0.01) per share or more in the Conversion Price. Except to the limited extent provided for in Sections 6.3(A)(v)(c) and 6.3(A)(v)(d), no adjustment of such Conversion Price pursuant to this Section 6.3(A) shall have the effect of increasing such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    (iii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (iv) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

               (v) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities (that are not expressly excluded form the definition of Additional Stock), the following provisions shall apply:

                    (a) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 6.3(A)(iii) and 6.3(A)(iv)), if any, received by the corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                    (b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion of or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration, if any, received by the corporation for any such securities, or for any such options or rights, plus the minimum additional consideration, if any, to be received by the corporation upon the conversion or exchange of such securities or the exercise of any options or rights and conversion or exchange of related securities, for such Common Stock (the consideration in each case to be determined in the manner provided in Sections 6.3(A)(iii) and 6.3(A)(iv)).

                    (c) In the event of any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Preferred Stock obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such related securities.

                    (d) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Preferred Stock obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights and conversion or exchange of such related securities.

          (B) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 6.3(A)(v)) by this corporation after the Original Issue Date other than:

               (i) Common Stock issued pursuant to a transaction described in subsection 6.3(C) hereof;

              (ii) Shares of Common Stock issuable or issued to employees, officers, directors, or consultants of this corporation directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the directors of this corporation, at any time when the total number of shares of Common Stock so issuable or issued does not exceed 800,000 (appropriately adjusted to reflect subsequent Stock Combinations or Divisions, and net of any such shares repurchased by the corporation at cost upon termination of employment or services, and net of any such options which may expire unexercised);

              (iii) Common Stock issued or issuable upon conversion of the Preferred Stock; or

               (iv) Common Stock issued pursuant to subscription agreements entered into by the corporation prior to the Original Issue Date.

          (C) In the event the corporation should at any time or from time to time after the Original Issue Date fix a record date for the effectuation of a split of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such split, dividend or distribution if no record date is fixed), the Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase of outstanding shares (and/or shares deemed to be outstanding as determined in accordance with Section 6.3(A)(v)).

          (D) If the number of shares of Common Stock outstanding at any time after the Original Issue Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

     Section 6.4 Other Distributions. In the event this corporation shall declare a distribution payable in securities of other persons, evidence of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or securities or rights not referred to in Section 6.3(C), then, in each such case the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution, or, if there is no such record date, on the date such distribution is made.

     Section 6.5 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a Stock Combination or Division provided for elsewhere in this Section 6), in any such event each holder of the Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of holders of Preferred Stock after such recapitalization, reclassification or the like to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares receivable upon conversion of the Preferred Stock) shall be applicable after that event and be as nearly equivalent as possible.
          Section 6.6 Reorganizations, Mergers, Sale of Assets. If at any time or from time to time after the Original Issue Date the corporation effects a merger, sale or conveyance of all or substantially all of the assets of the corporation, or similar reorganization (other than a reclassification, exchange or substitution provided for in Section 6.5), then, as a part of the merger, sale or conveyance of assets, or other reorganization provision shall be made so that the holders of Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the corporation to which a holder of the number of shares of Common Stock deliverable upon conversion of such Preferred Stock would have been entitled upon such merger, sale or conveyance of assets or other reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of Preferred Stock after the merger, sale or conveyance of assets or other reorganization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event and be nearly equivalent as practicable.

          Section 6.7 No Impairment. This corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

          Section 6.8 No Fractional Shares. No fractional shares shall be issued upon conversion of any of the Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. In lieu of any fractional shares to which the holder would otherwise be entitled, the corporation shall pay the holder cash equal to the fraction multiplied by the fair market value of a share of such stock immediately prior to the conversion, as determined by the Board of Directors in good faith. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

     7.   Notices

          Section 7.1 Notices of Record Date. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or right to purchase or otherwise acquire any securities or property of the corporation, or any other right (other than the right to vote shares), the corporation shall mail to each holder of the Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

          Section 7.2 Manner of Notice. Any notice required or permitted to be given by the provisions of these Revised Articles of Incorporation to the holders of shares of Preferred Stock (or any series thereof) shall be given in writing and shall be deemed to have been duly given if delivered personally or when mailed by registered or certified mail, postage prepaid, to each such holder of record of Preferred Stock (or applicable series) at such holder's address appearing on the books of this corporation.

     8. Protective Provisions for Preferred Stock. As long as at least an aggregate of 500,000 shares of the Preferred Stock (as appropriately adjusted for Stock Combinations or Divisions) shall be outstanding, this corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of more than 60% of the total number of shares of Preferred Stock then outstanding, voting together as one class:

          (A) Certain Changes in Authorization of Capital Stock. Increase or decrease the total number of authorized shares of Common or Preferred Stock;

          (B) Merger, Sales of Assets. Effect any sale, conveyance, encumbrance or otherwise dispose of all or substantially all of the assets of this corporation, or merger of consolidation with any other corporation (other a subsidiary in which the corporation owns at least 80% of the voting stock, and if the corporation is the surviving corporation of the merger) or any reclassification or recapitalization involving a change in the rights, preferences, privileges or restrictions provided for the benefit of the then outstanding Preferred Stock;

          (C) Certain Reclassifications. Reclassify any outstanding shares into shares having any preference or priority as to dividends, assets or other rights superior to or on a parity with any such preference or priority of any series of Preferred Stock;

          (D) Certain Preferred Stock Changes. Amend or repeal any provision of, or add any provision to, the corporation's articles of incorporation, if such action would alter or change the rights, preferences, privileges, or restrictions of the Preferred Stock;

          (E) Certain Senior or Parity Securities. Issue shares of any series or class of stock, other than Common Stock, or issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of this corporation other than Common Stock;

          (F) Dividends, Distributions, Splits and Combinations. Declare or pay any dividends or other distribution on account of Common Stock, or effect any split or combination of the Common Stock or Preferred Stock, except that nothing herein shall limit the corporation's right to repurchase Common Stock pursuant to Section 8(G) below; or

          (G) Redemption. Purchase or redeem any capital stock of this corporation except a purchase or redemption of Common Stock from an officer, employee, director or consultant of this corporation pursuant to the terms of a stock purchase or stock option plan or agreement or a redemption, pursuant to these Articles, of Preferred Stock.

                                   ARTICLE V

     Directors of the corporation shall not have personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty except in the following circumstances:

          (A) for any breach of the director's duty of loyalty to the corporation or its shareholders;

          (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          (C) for actions specified under Section 16-10-44 of the Utah Business Corporation Act; or

          (D) for any transaction from which the director derived an improper personal benefit.

If the Utah Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Utah Business Corporation Act, as so amended. Any repeal or modification of the foregoing provisions of this Article V will be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE VI

     1. Indemnification of Officers, Directors and Employees. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director, officer or employee of the corporation (including any constituent corporation absorbed in a merger) or is or was serving at the request of the corporation (including any such constituent corporation) as a director, officer or employee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Utah Business Corporation Act, against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation.

          2. Advance of Expenses. The corporation shall pay all expenses incurred by such a director, officer or employee in defending any such proceeding as they are incurred in advance of its final disposition; provided, however, that if the Utah Business Corporation Act then so requires, the payment of such expenses incurred by a director, officer or employee in advance of the final disposition of such proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director, officer or employee to repay all amounts so advanced if it should be determined ultimately that such director, officer or employee is not entitled to be indemnified under this Article VI or otherwise; and provided further that the corporation shall not be required to advance any expenses to a person against whom the corporation brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the corporation, committed an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, or derived an improper personal benefit from a transaction.

          3. Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaw, agreement, vote or consent of stockholders or disinterested directors or otherwise. Additionally, nothing in this Article VI shall limit the ability of the corporation to indemnify persons not covered by this Article VI, including, without limitation, agents of the corporation, to the full extent permitted by the Utah Business Corporation Act.

          4. Indemnification Contracts. The Board of Directors is authorized to cause the corporation to enter into a contract with any director, officer or employee of the corporation, or any person serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article VI.

          5. Insurance. The corporation shall maintain insurance, at its expense, to the extent it determines such to be reasonably available, to protect itself, its directors and officers, and any other persons the Board of Directors may select, against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Utah Business Corporation Act.

     6. Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.

                                  ARTICLE VII

     1. Committees. The board of directors of the corporation may designate one or more committees of the board to exercise such authority as the board of the directors shall delegate in the resolution establishing such committee(s), to the extent permitted by law.

     2. Preemptive Rights. Stock holders of the corporation shall not have preemptive rights to acquire additional securities of the corporation.

     3. Purchase of Shares. Subject to any limitations contained herein relating to the repurchase or redemption of shares by the corporation, the corporation shall have the right to purchase its own shares to the extent of its unreserved and unrestricted earned surplus, and also to the extent of its unreserved and unrestricted capital surplus.

                                  ARTICLE VIII

     The registered agent of the corporation is Stephen H. Ober, and the address of the registered office of the corporation is 1290 West, 2320 South, Suite A, Salt Lake City, Utah 84119.

     In witness whereof, the undersigned has executed these Revised Articles of Incorporation this ______ day of August, 1987.
                                                             ___________________
                                                                  President

                                                             ___________________
                                                                  Secretary

                                  EXHIBIT "C"

            Schedule of Exceptions to Representation and Warranties

     The Company and MCI, jointly and severally, hereby specify and set forth the following exceptions to those representations and warranties given pursuant to Section 3 of the JMW Acquisition Co. Preferred Stock Purchase Agreement.

     Section 3.2(b)(iii).     Exhibit D 1.1 and Exhibit D 1.2 set forth all
outstanding options and warrants to purchase common shares of MCI.

     Section 3.5(b). The Subscription Agreements, and the offer and sale of the securities that are contemplated thereby, have not been registered under any federal or state securities laws. To the extent that an exemption from such registration is not available with respect to such agreements, or to the issuance of securities as contemplated thereby, the holders thereof may have rights of rescission against the Company. The Company does not believe that any such liability would be material and estimates the maximum aggregate monetary exposure to the Company to be less than $5,000.

     Section 3.6. The Company anticipates that the following filings under federal or state securities laws will be made within 30 days of the Closing:

     With fifteen (15) days of the Closing, the Company intends to file the statement required by Section 25102(f) of the California Corporation Securities Laws of 1968.

     Section 3.8. Some of the Invention and Trade Secret Agreements with consultants will not be executed until approximately 30 days after Closing, because the individual consultants are not available at the date hereof.

Additionally, Stephen C. Jacobsen is party to an Employment and Consultation Agreement dated June 1, 1986 which contains provisions relating to confidentiality and technology transfer comparable to those included in Exhibit E-1. It is therefore not contemplated that Mr. Jacobsen will execute a separate Exhibit E-1 Agreement.

     Section 3.9. A substantial portion of the technology utilized by MCI is not owned by MCI but is licensed from the University of Utah, or the University of Utah Research foundation, pursuant to those agreements specified on Exhibit
F. Copies of all such license agreements have been delivered to the Investors, which copies are true, correct and accurately describe the status of such agreements on the date hereof.

     The proprietary assets of MCI and the Company (excluding those that are not material) are described on Exhibit F(b).

     Stephen C. Jacobsen and others are employees of the Center for Engineering Design at the University of Utah, as well as employees of MCI and/or the Company. Such persons may be deemed to have conflicts of interest as a result of such relationships. Neither MCI nor the Company believe any of such conflicts will be material, and no such conflicts have arisen in the past.

     During the month of May 1987 MCI discontinued substantial efforts to complete the development of and the marketing of the S.P.A.D. and has provided an obsolescence reserve account for the inventory on hand.

     Section 3.13. The following exceptions are made to the Iomed Systems, Inc. Five-Year Business Plan, 1987-1992, copies of which have been furnished to each of the Investors and to Investors' counsel, Fenwick, Davis and West:

Exceptions:
-----------

Page 7,13,15   W. Edward Massey (effective August 3, 1987) resigned his
               position as a member of the Board of Directors of the Company.

Page 7,13,16   Tomasz Petelenz now expects to complete his Ph.D. in late 1987.

Page 11 This agreement and arrangements with Cordis have been modified by this Agreement.

Page 12 The Company provided an obsolescence account reserve for all S.P.A.D. inventory on hand. There is no assurance that the Company will be capable of obtaining any return on its original investment in this device.

Page 13,31     Cino Rossi's Representative Agreement has been terminated. We no longer have sales representation in Europe.

Page 7,13,15   Joel D. Kellman of Fenwick, Davis & West has been appointed as director of JMW Acquisition Co.

Page 25,41     It is unlikely that the Company will introduce a P.C.A. system under limited marketing/distribution (I.D.E.) during fiscal 1988.

Page 29 New applications of iontophoresis may require F.D.A. regulatory approval in the following forms: Pre-market Approval (PMA), New Drug Approval (NDA) and/or Abbreviated New Drug Approval (AND A). Although our present product has a 510(k) approval, the F.D.A. could, at its option, retroactively require a PMA for the existing product.

Page 36 The new Phoresor unit (Phoresor II) is now targeted for market introduction on or about October 15, 1987.

     Section 3.16. Neither MCI nor the Company can make any representation as to the absence of liens on leased property incurred by the owners of such property. MCI believes that the premises upon which it operates its business are subject to a deed of trust executed by the owner thereof in favor of a third party lender.

        Section 1.18(f). MCI has recently conducted a salary review and, as a result of this review has increased salaries of many of its employees. Such increases average approximately 7% for hourly and production employees and approximately 5% for management employees.

     Section 3.20. In recent years MCI has not filed its own federal tax returns, as such returns have been filed by Cordis, on a consolidated basis, pursuant to a tax sharing agreement between MCI and Cordis. Neither the Company nor MCI has or will have any liability for failure to file federal or state tax returns.

     Exception to Recital "A"      The amount which MCI owes to Cordis for
loans made by Cordis to MCI is approximately $1,989,968.27, $79,733,27 of which represents principal and accrued but unpaid interest under the Working Capital Loan.

                                   EXHIBIT D




                     OUTSTANDING SHARES, OPTIONS & WARRANTS

                                       OF

                           MOTION CONTROL, INC. (MCI)

                                      AND

                         JMW ACQUISITION COMPANY (JMW)

                                 EXHIBIT D.1.1                       Page 1 of 3

                      SHAREHOLDERS OF MOTION CONTROL, INC.



           Shareholders               Certificate       Shares        Warrants
---------------------------------     -----------     -----------     --------

BAUM, Andrew Mark                         128                250          125

BAUM, David Benjamin                      129                250          125

BAUM, Joel Richard                        130                250          125

BAUM, Sanford & Hanni                     140              4,000        2,125

BODFISH, Ralph                             36             10,000        5,000

CORDIS CORPORATION                         93            150,000
                                          100             73,000
                                          104              1,000
                                          105              5,000
                                          106              1,000
                                          111              1,000
                                          112            150,000
                                          114             20,000
                                          115              7,000
                                          116            170,000
                                          124             50,000
                                          135             12,000
                                          137          2,200,000
                                          139             73,750
                                                       ---------
                                                       2,913,750

CRIDDLE, B. Deon                           86              1,000         500

DANE, Henry J.                             85             10,000       5,000

DANE, Maxwell                              63             10,000       5,000

FALLALEH, Nancy                            35             10,000       5,000

GAMBLE, Donald De & Evelyn A.              38              5,000       2,500

GOLDSTEIN, Jerome                         132             13,500       6,750

GOLDSTEIN, Richard                         68             10,000       5,000

GRIFFIN, Robert                            89                500         250

HANOVER, Barry Keith                      133              1,500
                                          134                500
                                          136                500
                                                       ---------
                                                           2,500       1,250

HANSEN, Peter                              23              1,100         550

                                 EXHIBIT D.1.1                       Page 2 of 3

                      SHAREHOLDERS OF MOTION CONTROL, INC.



           Shareholders               Certificate       Shares        Warrants
---------------------------------     -----------     -----------     --------

HINKLE Trust                               59             10,000        5,000

HUFFERD, Marie E.                         113              5,625        2,813

HUNT, G. R. & Jane J.                     153             10,000        5,000

JACOBSEN, Genevieve                        80              5,000        2,500

JACOBSEN, Peter                            81              5,000        2,500

JACOBSEN, Stephen C.                       78            174,000       87,000

JERARD, Robert                              7              3,000
                                           31              2,300
                                                       ---------
                                                           5,300        2,650

JOHNSON, Mary A.                            6              1,000          500

JOHNSON, R. Todd                           26              4,300        2,150

KANN, David J.                             72              2,500        1,250

KANN, James                                74              2,500        1,250

KANN, Peter J.                             73              2,500        1,250

KANN, Thomas J.                            75              2,500        1,250

KEMPIN, Ronald A.                         149              5,000        2,500

KNUTTI, David                               8              2,000
                                           27              2,000
                                                       ---------
                                                           4,000        2,000

KOLFF, Cornelius & Helen Hall             102              5,000        2,500

KOLFF, THE JACOB C. FAMILY
  LIVING TRUST                            145             15,000        7,500

KOLFF, THE WILLEM J. FAMILY
  LIVING TRUST                            150             83,500       41,750

KUFLIK, Freida                            141                250

LAVESON, Abe (Deceased)                    54              5,000        2,500

LAVESON, Eleanor (Deceased)                55              5,000        2,500

LAVESON, Sandra                           120              6,430

LAVESON, Stephen D.                       157              6,430

LAVESON, Stephen D. (As Custodian
  for Amanda Jo Laveson)                  154                380          190

LAVESON, Stephen D. (As Custodian
  for Stacy Allyn Laveson)                155                380          190

                                                                     Page 3 of 3
                                 EXHIBIT D.1.1

                      SHAREHOLDERS OF MOTION CONTROL, INC.



           Shareholders               Certificate       Shares        Warrants
---------------------------------     -----------     -----------     --------

LAVESON, Stephen D. (As Custodian
  for Suzanne Gale Laveson (Curry)        156               380          190

LUNTZ, Richard D.                          70             2,000
                                            9             1,000
                                           28             2,600
                                           57             4,000
                                                       ---------
                                                          9,600        4,800

MILLER, John                               92               500          250

MILLER, Margaret L. & Dr. James R.        109             5,000        2,500

MOOREHEAD, Harvey R.                       44             5,000        2,500

MOYER, James E.                           158             5,000        2,500

MURPHY, Beverly                            11            10,000        5,000

MURPHY, William P.                         12            10,000        5,000

PRINCE, YEATES & GELDZAHLER                39             2,700        1,350

RADFORD, Sharon L.                        138             5,000        2,500

RICHARDS, Victor, M.D.                    103             5,000        2,500

SEARE, William J., M.D.                    43             1,000
                                           69             5,000
                                                       ---------
                                                          6,000        3,000

STEELE, Harold J.                          32            10,000        5,000

STEPHEN, Lauraine M.                      152             2,500

STEPHEN, Robert L.                        151             2,500        2,500

STRAUSS, Peter                             64            10,000        5,000

SWANSON, Nancy V.                         125             5,000        2,500

UNIVERSITY OF UTAH RESEARCH
  FOUNDATION                              143             5,000           --

VAN RY, J. J.                              60            10,000        5,000

WEDBUSH, NOBLE, COOKE, INC.               148             2,500        2,500

WIGGINS, Finnis                            58            10,000        5,000

ZULCH, Alma LaVerne                        62             5,000
                                          146             2,500
                                                       ---------
                                                          7,500        2,500
                                                       ---------     -------
TOTAL OUTSTANDING SHARES                              3,487,875      278,133

TREASURY STOCK, COMMON                                  100,000

                                 EXHIBIT D.1.2

                               STOCK OPTION LIST


                                 ISO
                                 PLAN       NUMBER         DATE           OPTION
          OPTIONEE              SHARES    OF SHARES     OF OPTION      PRICE/SHARE      EXPIRES
----------------------------    ------    ---------    ------------    -----------   ------------
Robert L. Stephen                  No        15,000    Aug 10, 1977       $1.00      Aug 10, 1987
                                   No        24,000    Dec  7, 1983       $0.60      Dec  6, 1993
                                          ---------
    TOTAL                                    39,000

Colleen Stephenson                 No           500    Sep 26, 1978       $1.50      Sep 26, 1988
                                   No           100    Jul 29, 1979       $1.50      Jul 29, 1989
                                   No         3,000    Dec 7, 1983        $0.60      Dec  6, 1993
                                          ---------
    TOTAL                                     3,600

Phil Harris                        No         1,000    Jan 12, 1979       $1.50      Jan 12, 1989

Mary Crowther                      No           300    Nov 12, 1979       $1.50      Jul 29, 1980
                                   No           500    Jul  1, 1981       $1.50      Jul  1, 1991
                                  Yes         3,000    Dec  7, 1983       $0.60      Dec  6, 1993
                                          ---------
    TOTAL                                     3,800

Stephen C. Jacobsen                No        75,000    Jun  7, 1977       $1.00      Rescinded
                                                                                     Feb 12, 1983
                                  Yes       170,000    Jul 27, 1982       $0.50      Jul 27, 1992
                                  Yes        29,000    Dec  7, 1983       $0.60      Dec  6, 1993
                                          ---------
    TOTAL                                   199,000

Thomas A. Wiita                   Yes       160,000    Jul 27, 1982       $0.50      Jul 27, 1992
                                  Yes        34,000    Dec  7, 1983       $0.60      Dec  6, 1993
                                          ---------
    TOTAL                                   194,000

Richard D. Luntz                  Yes        90,000    Jul 27, 1982       $0.50      Jul 27, 1992

Harold H. Sears                   Yes        10,000    Jul 27, 1982       $0.50      Jul 27, 1992
                                  Yes        10,000    Dec  7, 1983       $0.60      Dec  6, 1993
                                          ---------
    TOTAL                                    20,000

J. Thomas Andrew                  Yes         9,000    Dec  7, 1983       $0.60      Dec  6, 1993

David Bush                        Yes         3,000    Dec  7, 1983       $0.60      Dec  6, 1993

Ross Riches                       Yes         3,000    Dec  7, 1983       $0.60      Dec  6, 1993

                                 EXHIBIT D.1.2

                                                                     Page 2 of 2

                                            STOCK OPTION LIST

                          ISO
                         PLAN      NUMBER             DATE         OPTION
   OPTIONEE             SHARES    OF SHARES        OF OPTION     PRICE/SHARE        EXPIRES
-----------------       ------    ---------      ------------    -----------     ------------

Carl Kablitz              No        5,000        Dec  7, 1983       $0.60        Dec  6, 1993

Jeff Harrow               No        4,000        Dec  7, 1983       $0.60        Dec  6, 1993

Tomasz Petelenz           No        3,000        Dec  7, 1983       $0.60        Dec  6, 1993

Gary Maxwell              No        5,000        Dec  7, 1983       $0.60        Dec  6, 1993

R. Todd Johnson           No       11,000        Dec  7, 1983       $0.60        Dec  6, 1993

Barry K. Hanover          No       12,000        Dec  7, 1983       $0.60        Dec  6, 1993

Dave Knutti               No        7,000        Dec  7, 1983       $0.60        Dec  6, 1993

Ed Iversen                No        4,000        Dec  7, 1983       $0.60        Dec  6, 1993

Sanford G. Meek           No        2,000        Dec  7, 1983       $0.60        Dec  6, 1993

Cino A. Rossi            Yes       45,000        Jan 15, 1985       $0.70        Jan 14, 1995

Stephen H. Ober          Yes       24,000        Jan 29, 1985       $0.70        Jan 28, 1995
                                  --------
    TOTAL SHARES                  687,400

    TOTAL ISO SHARES              590,000

                                 EXHIBIT D.2.1

               SHAREHOLDERS, WARRANT HOLDERS & OPTION HOLDERS OF

                            JMW ACQUISITION COMPANY

                         Certificate #     Shares      Warrants         Options
                         -------------    --------     --------         -------

JACOBSEN, Stephen C.           2           346,136        -0-             -0-

MASSEY, W. Edward              3           153,864        -0-             -0-


                                 EXHIBIT D.2.2

                HOLDERS OF SUBSCRIPTION AGREEMENTS FOR SHARES IN

                            JMW ACQUISITION COMPANY

         Name                        No. of Shares              Vesting Period
         ----                        -------------              --------------
ANDREW, J. Thomas                       35,000                   3 Years

BAUM, Andrew M.                            250                   Fully Vested

BAUM, David B.                             250                   Fully Vested

BAUM, Joel R.                              250                   Fully Vested

BAUM, Sanford & Hanni                    4,000                   Fully Vested

BEZZANT, JOHN L.                         6,000                   3 years

BUSH, David                              5,000                   Fully Vested

CARROLL, Julie                           5,000                   Fully Vested

CRIDDLE, B. Deon                         1,000                   Fully Vested

CROWTHER, Mary A.                       30,000                   4 Years

DANE, Henry J.                          10,000                   Fully Vested

DANE, Maxwell                           10,000                   Fully Vested

FALLALEH, Nancy                         10,000                   Fully Vested

GAMBLE, Donald De & Evelyn A.            5,000                   Fully Vested

GOLDSTEIN, Jerome                       13,500                   Fully Vested

GRIFFIN, Robert                            500                   Fully Vested

HANOVER, Barry K.                       50,000                   3 Years

HANSEN, J. Gordon                       10,000                   Fully Vested

HARROW, Jeff                             5,000                   3 Years

HONE, DOLORES J.                         2,000                   4 Years

HUFFERD, Marie E.                        5,625                   Fully Vested

HUNT, G. R. & Jane J.                   10,000                   Fully Vested

                                 EXHIBIT D.2.2

                HOLDERS OF SUBSCRIPTION AGREEMENTS FOR SHARES IN

                            JMW ACQUISITION COMPANY

         Name                             No. of Shares         Vesting Period
         ----                             -------------         --------------
IVERSEN, Ed                                    15,000            Fully Vested

JACOBSEN, Genevieve                             5,000            Fully Vested

JACOBSEN, Peter                                 5,000            Fully Vested

JACOBSON, Stephen C.                        1,440,000
              Less Stock Issued:             (346,126)
                                            ---------
              Total                         1,093,864            Fully Vested

JANATA, (Jiri)                                 10,000            4 Years

JERARD, Robert                                  5,300            Fully Vested

JOHNSON, Mary                                   1,000            Fully Vested

JOHNSON, R. Todd                               45,000            3 Years

KABLITZ, Carl                                   8,000            Fully Vested

KELLMAN, Joel D.                               44,000            3 Years
                                               31,000            Fully Vested
                                            ---------
              Total                            75,000

KEMPIN, Ronald A.                               5,000            Fully Vested

KLEBINGOT, George C.                           10,000            4 Years

KNUTTI, David                                  40,000            3 Years

KOLFF, Cornelius & Helen Hall                   5,000            Fully Vested

KOLFF, The Jacob C. Family Living Trust        15,000            Fully Vested

KOLFF, The Willem J. Family Living Trust       84,000            Fully Vested

KUFLIK, Freida                                    250            Fully Vested

LAVESON, Abe     (Estate of)                    5,000            Fully Vested

LAVESON, Eleanor (Estate of)                    5,000            Fully Vested

LAVESON, Stephen D.                             6,430            Fully Vested

LAVESON, Stephen D. (As Custodian for             380            Fully Vested
                     Amanda Jo Laveson)

                                 EXHIBIT D.2.2                       Page 3 of 4

                HOLDERS OF SUBSCRIPTION AGREEMENTS FOR SHARES IN

                            JMW ACQUISITION COMPANY


                      Name                           No. of Shares     Vesting Period
---------------------------------------------------  -------------     --------------

LAVESON, Stephen D.
  (As Custodian for Stacy Allyn Laveson)                     380         Fully Vested

LAVESON, Stephen D.
  (As Custodian for Suzanne Gale Laveson (Curry)             380         Fully Vested

LUNTZ, Richard                                           100,000         4 Years

MARTIN, Bocka Jo                                           5,000         4 Years

MASSEY, W. Edward                                        495,000
                    Less Stock Issued:                  (153,864)
                                                        --------
                    Total                                341,136         Fully Vested

MEEK, Sanford G.                                          10,000         4 Years

MILLER, Margaret                                           5,000         Fully Vested

MOOREHEAD, Harvey                                          5,000         Fully Vested

MOYER, James E.                                            5,000         Fully Vested

MURPHY, Beverly                                           15,000         Fully Vested

MURPHY, William P.                                        15,000         Fully Vested

OBER, Stephen H.                                         720,000         4 Years

PETELENZ, Tomasz                                          75,000         4 Years

PRINCE, YEATES & GELDZAHLER                                2,700         Fully Vested

QUARLES, Gary                                              5,000         4 Years

RADFORD, Sharon L.                                         5,000         Fully Vested

RICHARDS, Victor, M.D.                                     5,000         Fully Vested

RICHES, Ross                                               9,000         4 Years

ROSSI, Cino A.                                            20,000         Fully Vested

SEARE, William J., M.D.                                    8,000         2 Years

SEARS, Harold H.                                          60,000         4 Years

SIMON, Eric                                               10,000         4 Years

                                 EXHIBIT D.2.2                       Page 4 of 4


                HOLDERS OF SUBSCRIPTION AGREEMENTS FOR SHARES IN

                            JMW ACQUISITION COMPANY


                      Name                           No. of Shares     Vesting Period
---------------------------------------------------  -------------     --------------

STEELE, Harold J.                                        10,000         Fully Vested

STEPHEN, Lauraine                                         2,500         Fully Vested

STEPHEN, Robert L.                                       72,500         4 Years

STRAUSS, Peter                                           10,000         Fully Vested

SWANSON, Nancy V.                                         5,000         Fully Vested

UNIVERSITY OF UTAH RESEARCH FOUNDATION                    5,000         Fully Vested

VAN RY, J. J.                                            10,000         Fully Vested

WEDBUSH, NOBLE, COOK INC.                                 2,500         Fully Vested

WIGGINS, Finnis                                          10,000         Fully Vested

WIITA, Thomas A.                                         96,000         Fully Vested

WILHELMSEN, Karl                                          4,000         2 Years

WILLIAMSON, Anna                                          2,000         4 Years

ZULCH, Alma Laverne                                       7,500         Fully Vested
                                                      ---------
     TOTAL NO. OF SHARES SUBSCRIBED                   3,316,195
     TOTAL NO. OFO SHARES ISSUED & OUTSTANDING          500,000
                                                      ---------
     TOTAL                                            3,816,195

                                 EXHIBIT D.2.3.

                         SHARES, WARRANTS & OPTIONS OF

                           MOTION CONTROL OUTSTANDING
                        (Immediately Following Closing)

SHARES & WARRANTS:
------------------

                                                        No. of         No. of
    Name                       Certificate #            Shares        Warrants
--------------                 -------------           -------        --------

BODFISH, Ralph                      36                   10,000         5,000

GOLDSTEIN, Richard                  68                   10,000         5,000

HANSEN, Peter                       23                    1,100           550

HINKLE TRUST                        59                   10,000         5,000

KANN, David J.                      72                    2,500         1,250

KANN, James                         74                    2,500         1,250

KANN, Peter E.                      73                    2,500         1,250

KANN, Thomas J.                     75                    2,500         1,250

LAVESON, Sandra                    120                    6,430           -0-

MILLER, John                        92                      500           250

JMW ACQUISITION CO.            (Certificates          3,439,845           -0-
                                  Received                            -------
                                Pursuant to
                                Subscription
                                Agreements)


TOTAL OUTSTANDING                                     3,487,875        20,800

Shares Held In Treasury                                 100,000


OUTSTANDING OPTIONS:
--------------------

                               No. of     Price/       Date of            Date
 Name                   ISO    Shares     Share         Option          Expires
-------                 ---    ------     -----         ------          -------

STEPHENSON, Coleen      No       500      $1.50      Sep 26, 1978     Sep 26, 1988
                        No       100      $1.50      Jul 29, 1979     Jul 29, 1989
                        No     3,000      $ .60       Dec 7, 1983      Dec 6, 1993
                               -----
                               3,600

HARRIS, Phil            No     1,000      $1.50      Jan 12, 1979     Jan 12, 1989
                               -----
TOTAL OPTIONS OUTSTANDING      4,600


                                 EXHIBIT D.2.4                       Page 1 of 4

                            JMW COMMON SHAREHOLDERS
                        (Immediately Following Closing)

            Name                         No. of Shares            Vesting Period
            ----                         -------------            --------------
ANDREW, J. Thomas                           35,000                3 Years

BAUM, Andrew M.                                250                Fully Vested

BAUM, David B.                                 250                Fully Vested

BAUM, Joel R.                                  250                Fully Vested

BAUM, Sanford & Hanni                        4,000                Fully Vested

BEZZANT, John L.                             6,000                3 Years

BUSH, David                                  5,000                Fully Vested

CARROLL, Julie                               5,000                Fully Vested

CRIDDLE, B. Deon                             1,000                Fully Vested

CROWTHER, Mary A.                           30,000                4 Years

DANE, Henry J.                              10,000                Fully Vested

DANE, Maxwell                               10,000                Fully Vested

FALLALEH, Nancy                             10,000                Fully Vested

GAMBLE, Donald De & Evelyn A.                5,000                Fully Vested

GOLDSTEIN, Jerome                           13,500                Fully Vested

GRIFFIN, Robert                                500                Fully Vested

HANOVER, Barry K.                           50,000                3 Years

HANSEN, J. Gordon                           10,000                Fully Vested

HARROW, Jeff                                 5,000                3 Years

HONE, Dolores J.                             2,000                4 Years

HUFFERD, Marie E.                            5,625                Fully Vested

HUNT, G. R. & Jane J.                       10,000                Fully Vested

                                 EXHIBIT D.2.4

                            JMW COMMON SHAREHOLDERS
                        (Immediately Following Closing)


            Name                      No. of Shares           Vesting Period
-----------------------------         -------------           --------------
IVERSEN, Ed                                15,000              Fully Vested

JACOBSEN, Genevieve                         5,000              Fully Vested

JACOBSEN, Peter                             5,000              Fully Vested

JACOBSEN, Stephen C.                    1,440,000              Fully Vested
          Less Stock Issued:             (346,136)
                                        ---------
          Total                         1,093,864
JANATA, (Jiri)                             10,000              4 Years

JERARD, Robert                              5,300               Fully Vested

JOHNSON, Mary                               1,000               Fully Vested

JOHNSON, R. Todd                           45,000               3 Years

KABLITZ, Carl                               8,000               Fully Vested

KELLMAN, Joel D.                           44,000               3 Years
                                           31,000               Fully Vested
                                        ---------
          Total                            75,000

KEMMPIN, Ronald A.                          5,000               Fully Vested

KLEBINGOT, George C.                       10,000               4 Years

KNUTTE, David                              40,000               3 Years

KILFF, Cornelius & Helen Hall               5,000               Fully Vested

KOLF, The Jacob C. Family Living Trust     15,000               Fully Vested

KOLFF, The William J. Family Living Trust  84,000               Fully Vested

KUFLIF, Freida                                250               Fully Vested

LAVESON, Abe (Estate of)                    5,000               Fully Vested

LAVESON, Eleanor (Estate of)                5,000               Fully Vested

LAVESON, Stephen D.                         6,430               Fully Vested

LAVESON, Stephen D. (As Custodian
                    Amanda Jo Laveson)        380               Fully Vested

                                 EXHIBIT D.2.4

                            JMW COMMON SHAREHOLDERS
                        (Immediately Following Closing)


            Name                         No. of Shares           Vesting Period
-----------------------------            -------------           --------------
LAVESON, Stephen D. (As Custodian for            380              Fully Vested
                    Stacy Allyn Laveson)

LAVESON, Stephen D. (As Custodian for            380              Fully Vested
                    Suzanne Gale Laveson
                    (Curry)

LUNTZ, Richard D.                            100,000              4 Years

MARTIN, Bocka Jo                               5,000              4 Years

MASSEY, W. Edwawd                            495,000

                    Less Stock Issued:      (153,864)
                                           ---------
                    Total                    341,136              Fully Vested

MEEK, Sanford G.                              10,000              4 Years

MILLER, Margaret                               5,000              Fully Vested

MOOREHEAD, Harvey                              5,000              Fully Vested

MOYER, James E.                                5,000              Fully Vested

MURPHY, Beverly                               15,000              Fully Vested

MURPHY, William P.                            15,000              Fully Vested

OBER, Stephen H.                             720,000              4 Years

PETELENZ, Tomasz                              75,000              4 Years

PRINCE, YEATES & GELDZAHLER                    2,700              Fully Vested

QUARLES, Gary                                  5,000              4 Years

RADFORD, Sharon L.                             5,000              Fully Vested

RICHARDS, Victor, M.D.                         5,000              Fully Vested

RICHES, Ross                                   9,000              4 Years

ROSSI, Cino A.                                20,000              Fully Vested

SEARE, William J., M.D.                        8,000              2 Years

SEARS, Harold H.                              60,000              4 Years

SIMON, Eric                                   10,000              4 Years

                                 EXHIBIT D.2.4
                                                                     Page 4 of 4



                            JMW COMMON SHAREHOLDERS
                        (Immediately Following Closing)

            Name                         No. of Shares         Vesting  Period
--------------------------------------   -------------         ---------------

STEELE, Harold J.                            10,000             Fully Vested

STEPHEN, Lauraine                             2,500             Fully Vested

STEPHEN, Robert L.                           72,500             4 Years

STRAUSS, Peter                               10,000             Fully Vested

SWANSON, Nancy V.                             5,000             Fully Vested

UNIVERSITY OF UTAH RESEARCH FOUNDATION        5,000             Fully Vested

VAN RY, J. J.                                10,000             Fully Vested

WEDBUSH, NOBLE, COOK INC.                     2,500             Fully Vested

WIGGINS, Finnis                              10,000             Fully Vested

WIITA, Thomas A.                             96,000             Fully Vested

WILHELMSEN, Karl                              4,000             2 Years

WILLIAMSON, Anna                              2,000             4 Years

ZULCH, Alma Laverne                           7,500             Fully Vested
                                          ---------
     TOTAL NO. OF SHARES SUBSCRIBED       3,316,195
     TOTAL NO. OF SHARES OUTSTANDING        500,000
                                          ---------

     TOTAL                                3,816,195

                                  EXHIBIT E 1


                           INVENTION AND TRADE SECRET

                                   AGREEMENT

     THIS AGREEMENT is executed effective ____________, 198__, by and between the undersigned employee ("Employee"), and MOTION CONTROL, INC. ("MCT")/JMW ACQUISITION CO. ("JMW").

     MCT's/JMW's activities and business utilize trade secrets, confidential information, including but not limited to business plans, projections and financial information, and other intellectual property (the "Intellectual Property"), to which the Employee will have access. In consideration of Employee's continued or future employment, the Employee and MCI/JMW mutually agree to the following:

     1. Nondisclosure. During the term of employment, and at all times thereafter, the Employee will not, except in promoting the business of MCI/JMW and performing the duties of his employment, directly or indirectly, use or disclose any of MCI'S/JMW's Intellectual Property without MCI's/JMW's written consent. As used in this Agreement, Intellectual Property includes information disclosed to or known by the Employee as a consequence of his employment by MCI/JMW which is not generally known to the public or in the industry in which MCI/JMW is, or may become engaged, concerning MCI's/JMW's products, processes, formulas, designs, plans, projections, financial position and services, including, but not limited to, information relating to research, development, inventions, manufacturing, purchasing, engineering and marketing information.

     Upon termination of employment, all documents, records, notebooks and other repositories of Intellectual Property, including copies thereof, then in the Employee's or a related party's possession, whether prepared by him or others, will be returned to MCI/JMW. Related parties shall include family members or any other person or entity associated with the Employee at the time employment is terminated.

     2. Inventions. The Employee hereby agrees to keep MCI/JMW informed of any and all inventions, designs, formulas, works of authorship, compositions of matter and discoveries (the "Inventions") made, conceived of or developed by the Employee, alone or with others, which result from any work the Employee may do for MCI/JMW, or which relates to MCI's/JMW's activities or to those of its affiliated companies. The Inventions shall be and shall remain the property of MCI/JMW or its nominees, whether patented, copyrighted or not, and the Employee shall, without charge to MCI/JMW, assign (and does hereby assign) to MCI/JMW all right, title and interest in and to the Inventions. Upon request, the Employee will execute, acknowledge, and deliver any instruments confirming MCI's/JMW's complete ownership of the Inventions.

          The Employee will keep and maintain adequate and current written records of all the Inventions, in the form of notes, sketches, drawings and reports relating thereto, which records shall be and remain the property of, and shall be made available at all times to MCI/JMW.

     3. Agreement Not to Compete. During his employment with MCI/JMW, and for twelve (12) months after the termination of employment, the Employee will not participate directly or indirectly, as an owner, agent or employee of a business engaged in activities that are in competition with the activities of MCI/JMW. Upon the expiration of the twelve (12) month period, and at all times thereafter, the Employee may associate with a competitive business and make use of his general knowledge and experience, but the Employee shall not use any Intellectual Property nor approach current employees of MCI/JMW concerning their rendition of services for a competitive business.

              The parties hereto acknowledge that this Agreement not to compete is reasonable and necessary to protect the Intellectual Property and goodwill of MCI/JMW.

          4. Representations and Warranties of the Employee. The Employee hereby represents and warrants to MCI/JMW and specifically agrees that:

               (a) Neither the execution of this Agreement by the Employee nor the performance by the Employee of his duties of employment constitute a breach of any covenant not to compete, confidentiality agreement or any other binding contract to which the Employee may be subject.

               (b) MCI/JMW shall have the right to disclose the obligations imposed upon the Employee by this Agreement to future or prospective employees and/or business associates of the Employee.

               (c) The representations, warranties and agreements of the Employee, as set forth herein, shall survive the termination of this Agreement.

          5. Remedies. In the event of a breach or threatened breach of this Agreement, MCI/JMW shall be entitled to an injunction restraining the Employee from disclosing any Intellectual Property and/or from rendering any services to a competitive business and/or from using any Invention in a way which is inconsistent with MCI's/JMW's ownership thereof. MCI/JMW may pursue any other remedies available for such breach or threatened breach, including the recovery of damages from the Employee.

          6. Binding Effect. This Agreement shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, successors and assigns.

      7. Applicable Law. This Agreement shall be governed by the laws of the State of Utah, without giving effect to the choice of law rules thereof. If any provision of this Agreement is declared void, the remaining provisions shall remain in full force and effect.

      8. Confidential Relationship. Both parties acknowledge that the services which the Employee will render to MCI/JMW are unique and extraordinary and the employment arrangement creates a confidential and fiduciary relationship between the Employee and MCI/JMW.

      9. Final Agreement. This Agreement supersedes all previous agreements, written or oral, relating to the subject matter hereof and shall not be changed orally. This Agreement will not be affected by any present or future policy statement issued by MCI/JMW.

     10. Attorney's Fees. If either party engages an attorney in connection with a breach or threatened breach of this Agreement, or to enforce its terms, the prevailing party in the controversy shall be entitled to recover his or its reasonable attorney's fees.

     IN WITNESS WHEREOF the parties have executed this Agreement effective on the date set forth above.

                                   MOTION CONTROL, INC./JMW ACQUISITION CO.


                                   By
                                       ----------------------------------------

                                   Its
                                       ----------------------------------------


                                   EMPLOYEE


                                   --------------------------------------------

                                  EXHIBIT E 2

                           INVENTION AND TRADE SECRET

                                   AGREEMENT

     THIS AGREEMENT is executed effective _____________, 198__, by and between the undersigned consultant ("Consultant"), and MOTION CONTROL, INC. ("MCI")/JMW ACQUISITION CO. ("JMW").

     MCI's/JMW's activities and business utilize trade secrets, confidential information, including but not limited to business plans, projections and financial information, and other intellectual property (the "Intellectual Property"), to which the Consultant will have access. In consideration of Consultant's continued or future consulting relationship with MCI/JMW the Consultant and MCI/JMW mutually agree to the following:

     1. Nondisclosure. During the term of the consulting relationship, and at all times thereafter, the Consultant will not, except in promoting the business of MCI/JMW and performing his consulting duties, directly or indirectly, use or disclose any of MCI's/JMW's Intellectual Property without MCI's/JMW's written consent. As used in this Agreement, Intellectual Property includes information disclosed to or known by the Consultant as a consequence of his consulting relationship with by MCI/JMW which is not generally known to the public or in the industry in which MCI/JMW is, or may become engaged, concerning MCI's/JMW's products, processes, formulas, designs, plans, projections, financial position and services, including, but not limited to, information relating to research, development, inventions, manufacturing, purchasing, engineering and marketing information.

     Upon termination of the consulting relationship, all documents, records, notebooks and other repositories of Intellectual Property, including copies thereof, then in the Consultant's or a related party's possession, whether prepared by him or others, will be returned to MCI/JMW. Related parties shall include family members or any other person or entity associated with the Consultant at the time the consulting relationship is terminated.

     2. Inventions. The Consultant hereby agrees to keep MCI/JMW informed of any and all inventions, designs, formulas, works of authorship, compositions of matter and discoveries (the "Inventions") made, conceived of or developed by the Consultant, alone or with others, which result from any work the Consultant may do for MCI/JMW, or which relates to MCI's/JMW's activities or to those of its affiliated companies. The Inventions shall be and shall remain the property of MCI/JMW or its nominees, whether patented, copyrighted or not, and the Consultant shall, without charge to MCI/JMW, assign (and does hereby assign) to MCI/JMW all right, title and interest in and to the Inventions. Upon request, the Consultant will execute, acknowledge, and deliver any instruments confirming MCI's/JMW's complete ownership of the Inventions.

     The Consultant will keep and maintain adequate and current written records of all the Inventions, in the form of notes, sketches, drawings and reports relating thereto, which records shall be and remain the property of, and shall be made available at all times to MCI/JMW.

     3. Agreement Not to Compete. During the term of the Consultant's consulting relationship with MCI/JMW, and for twelve (12) months after the termination of such relationship, the Consultant will not participate directly or indirectly, as an owner, agent or consultant of a business engaged in activities that are in competition with the activities of MCI/JMW. Upon the expiration of the twelve (12) month period, and at all times thereafter, the Consultant may associate with a competitive business and make use of his general knowledge and experience, but the Consultant shall not use any Intellectual Property nor approach current consultants of MCI/JMW concerning their rendition of services for a competitive business.

          The parties hereto acknowledge that this Agreement not to compete is reasonable and necessary to protect the Intellectual Property and goodwill of MCI/JMW.

     4. Representations and warranties of the Consultant. The Consultant hereby represents and warrants to MCI/JMW and specifically agrees that:

          (a) Neither the execution of this Agreement by the Consultant nor the performance by the Consultant of his consulting duties constitute a breach of any covenant not to compete, confidentiality agreement or any other binding contract to which the Consultant may be subject.

          (b) MCI/JMW shall have the right to disclose the obligations imposed upon the Consultant by this Agreement to future or prospective employers and/or business associates of the Consultant.

          (c) The representations, warranties and agreements of the Consultant, as set forth herein, shall survive the termination of this Agreement.

     5. Remedies. In the event of a breach or threatened breach of this Agreement, MCI/JMW shall be entitled to an injunction restraining the Consultant from disclosing any Intellectual Property and/or from rendering any services to a competitive business and/or from using any Invention in a way which is inconsistent with MCI's/JMW's ownership thereof. MCI/JMW may pursue any other remedies available for such breach or threatened breach, including the recovery of damages from the Consultant.

          6. Binding Effect. This Agreement shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, successors and assigns.

          7. Applicable Law. This Agreement shall be governed by the laws of the State of Utah, without giving effect to the choice of law rules thereof. If any provision of this Agreement is declared void, the remaining provisions shall remain in full force and effect.

          8. Confidential Relationship. Both parties acknowledge that the consulting services which the Consultant will render to MCI/JMW are unique and extraordinary and the employment arrangement creates a confidential and fiduciary relationship between the Consultant and MCI/JMW.

          9. Final Agreement. This Agreement supersedes all previous agreements, written or oral, relating to the subject matter hereof and shall not be changed orally. This Agreement will not be affected by any present or future policy statement issued by MCI/JMW.

          10. Attorney's Fees. If either party engages an attorney in connection with a breach or threatened breach of this Agreement, or to enforce its terms, the prevailing party in the controversy shall be entitled to recover his or its reasonable attorney's fees.

          IN WITNESS WHEREOF the parties have executed this Agreement effective on the date set forth above.

                                        MOTION CONTROL, INC./JMW ACQUISITION CO.

                                        By______________________________________
                                        Its_____________________________________

                                        CONSULTANT


                                        ________________________________________

                                  EXHIBIT E 3

                            NON DISCLOSURE AGREEMENT


     The undersigned, an employee of Motion Control, Inc. ("MCI")/JMW Acquisition Co. ("JMW") hereby agrees with MCI/JMW, in consideration of the undersigned's continued employment, that:

     1. As a result of may activities as an employee of MCI/JMW, I may receive information and materials concerning, and have access to certain aspects of, MCI'S/JMW'S know-how, trade secrets, manufacturing processes and other proprietary processes, including but not limited to matters subject to protection by patent, copyright or otherwise, confidential business plans, confidential financial data and confidential management information, ideas, strategies and proposals (all of the foregoing together with all similar information, are collectively referred to herein as the "Trade Secrets"). The Trade Secrets are and shall at all times be and remain the exclusive, valuable, unique and proprietary assets and property of MCI/JMW. I shall not, without the prior written consent of MCI/JMW, either during or after the term of my employment with MCI/JMW, disclose all or any portion of the Trade Secrets to any person, firm, corporation, partnership or other entity (other than MCI/JMW) for any reason or purpose whatsoever, nor shall I make use of any of the Trade Secrets for my personal benefit or for the benefit of any person, firm, corporation, partnership or entity other than MCI/JMW under any circumstances during or after my employment with MCI/JMW. Upon the expiration of may employment with MCI/JMW, I shall promptly return to MCI/JMW any and all originals or copies of any of the Trade Secrets which may be in my possession.

     2. I shall not, either during or after the term of my employment with MCI/JMW cause or permit to be published, for compensation or otherwise, any material which involves the Trade Secrets, the actual or proposed business or operations of MCI/JMW, the research conducted by MCI/JMW, or the products which are, or may in the future be manufactured or sold by MCI/JMW, without first obtaining the written consent of MCI/JMW to such publication.

     3. I shall not, either during or after the term of my employment with MCI/JMW, utilize the Trade Secrets or any other information concerning MCI/JMW or its actual or proposed business or operations in any manner or for any purpose which is directly or indirectly competitive with the business of MCI/JMW.

     4. This Agreement shall be governed by the laws of the State of Utah. If I breach this Agreement, I shall pay all costs, expenses and attorneys' fees incurred by MCI/JMW, as well as all damages which result from such breach.

     IN WITNESS WHEREOF, the undersigned employee of MCI/JMW has executed this Non Disclosure Agreement upon this _____ day of ________________, 198__.



                                       _______________________________________


                                       _______________________________________


                                       _______________________________________
                                       (Name and Address of Employee)

                                                                     Page 1 of 4
                                 EXHIBIT F.(a)

                             CONTRACTS & AGREEMENTS

                              MOTION CONTROL, INC.
                                 June 30, 1987


Property & Equipment         Type of Agreement                 Description                   Date of Agreement   Date of Termination
--------------------         -----------------                 -----------                   -----------------   -------------------
F. C Stanql              Building Lease            Present Facilities:  $  5,300 Per Month      12/4/86                 12/90
                                                                         254,400 Over Life

Zions Leasing Co.        Office Equipment Lease    Telephone Equipment: $257.89 Per Month        11/86                  11/91
                                                                        $15,473.40 Over Life
                                                                        Secured by Deposit

Associated Leasing       Office Equipment Lease    Canon Copier:        $357.02 Per Month        9/85                   8/88
                                                                        $17,136.96 Over Life

Consulting & Equipment
----------------------

Stephen C. Jacobsen      Employment Agreement      $1,250 Per Month/$15,000 Per Year             12/95                12/31/87
                                                                                                                 (or 90 Days Notice)

Carter Summers           Consulting Agreement      Accounting & Finance Consultant               6/87                   6/88
                                                   $1,250 Per Month/$15,000 Per year                             (or 30 Days Notice)

DFG Associates           Consulting Agreement      F.D.A. Consulting                             7/87                   7/88
                                                   $1,500 Per Month/$18,000 Per Year                             (or 30 Days Notice)

Ctr. for Engineering     No Written Agreement      General Research & Development                  -                      -
Design University                                  $13,500 Per Quarter/$54,000 per Year
of Utah

Ctr. for Engineering     No Written Agreement      Drug Delivery Fund                              -                      -
Design                                             (Provides Compensation for
                                                   R. Stephen, MD) $9,000 Per Month/
                                                   $108,000 Per Year

Biomaterials             License                   Exclusive license on P.E.G. coating used   9/25/84               Patent Duration
International                                      in S.P.A.D. No royalty is applicable.
                                                   Already covered under S.P.A.D. Agreement
                                                   with University.

                                                                     Page 2 of 4
                                 EXHIBIT F.(a)

                             CONTRACTS & AGREEMENTS

                              MOTION CONTROL, INC.
                                 June 30, 1987


Property & Equipment        Type of Agreement                   Description                 Date of Agreement   Date of Termination
--------------------        -----------------                   -----------                 -----------------   -------------------
University of Utah       License                  Royalty on Phoresor/Electrode                   8/12/76      Duration of Last
                                                  **** of Sales (Adjusted)                                    Patent

University of Utah       License                  Royalty on Utah Arm Sales                       7/29/77      Duration of Last
                                                  **** of Sales (Adjusted)                                    Patent

Multiple Parties         Royalty Sharing          Royalty on Phoresor Unit Sales                  7/7/77       12/31/87 (Reverts to
 S. C. Jacobsen                                   **** (Flat Payment Per Month)                                2.59% of Unit Sales)*

  R. L. Stephen                                   **** (Flat Payment Per Month)                   8/10/77      8/10/87 (Reverts to
                                                                                                               2.59% of Unit Sales)*
  R. D. Luntz                                     **** of Unit Sales (Adjusted)                  8/12/76      *See Note
  R. T. Johnson                                   **** of Unit Sales (Adjusted)                  8/12/76      *See Note
  W. J. Kolff                                     **** of Unit Sales (Adjusted)                  8/12/76      *See Note
  D. Knutti                                       **** of Unit Sales (Adjusted)                  8/17/76      *See Note

                                                  Note: All royalty payments are subject                       *Note: Royalties
                                                  to reduction when certain unit                                      continue for
                                                  sales have been reached.                                            duration of
                                                                                                                      last Patent
                                                                                                                      on unit.

University of Utah       License                  Royalty on S.P.A.D. Sales                       8/27/80      Duration of Last
                                                  **** of Sales (Adjusted)                                       Patent

R. L. Stephen, M.D.      Royalty                  Royalty on S.P.A.D. Sales                       7/1/64       Duration of Patent
                                                  **** of Sales (Adjusted( or                                    or 20 Years
                                                  **** of Any Amount from Sub-
                                                  License of S.P.A.D.
Sales Representation Agreements
-------------------------------

Multiple Partners        16 Independent Mfr's.    Territory representation establishes          Variable,      30 Days With Cause
                         Representative           territory, quotas and commission.             1-Year Terms   120 Days w/o Cause
                         Agreements               Rates: **** to **** Phoresor and
                                                         Disposables

                                                                     Page 3 of 4
                                 EXHIBIT F.(a)

                             CONTRACTS & AGREEMENTS

                              MOTION CONTROL, INC.
                                 June 30, 1987


                                      ****

                                                                     Page 4 of 4
                                 EXHIBIT F.(a)

                             CONTRACTS & AGREEMENTS

                              MOTION CONTROL, INC.
                                 June 30, 1987



III. Prosthetics &
Orthotics                Extended Warranty    Covers Utah Arm repairs.     3/14/87      3/14/88

Sabolich Prosthetics     Extended Warranty    Covers Utah Arm repairs.     3/1/87        3/1/88

Pacific Indemnity        Extended Warranty    Covers Utah Arm repairs.     10/2/86      10/2/89

                                      ****

                              MOTION CONTROL, INC.
                                 BALANCE SHEETS
                             June 30, 1986 and 1985

                                           Unaudited
           ASSETS                             1986                 1985
           ------                          ----------          -----------
Current assets:
  Cash                                     $  227,869          $   38,395
  Accounts receivable, less allowance
    for doubtful accounts of $53,000
    ($42,000 in 1985)                         409,005             496,500
  Inventories (Note 2)                        648,748             587,366
  Prepaid expenses                             14,095                  --
                                           ----------          ----------
         Total current assets               1,299,717           1,122,261

Equipment and furniture, at cost
  (Note 2):
    Office furniture and equipment             81,188              78,659
    Manufacturing equipment                   284,997             232,417
    Leasehold improvements                     39,074              28,176
                                           ----------          ----------
                                              405,259             339,252

  Less accumulated depreciation
    and amortization                          238,723             165,308
                                           ----------          ----------

         Net equipment and furniture          166,536             173,944

Equity issuance costs
  (Note 2)                                    140,654                  --

Other assets                                    4,016               7,195
                                           ----------          ----------

                                           $1,610,923          $1,303,400
                                           ==========          ==========


                                           Unaudited
LIABILITIES AND STOCKHOLDERS' DEFICIT         1986                 1985
-------------------------------------      ----------          -----------

Current liabilities:
  Notes payable (Note 7):
    To a financial institution             $  750,000          $   740,000
    To Cordis Corporation                          --            1,360,000
  Accounts payable                            238,049              196,973
  Accrued liabilities                          78,663              114,822
                                           ----------          -----------
                                            1,066,712            2,411,795

Long-term debt payable to
  Cordis Corporation (Note 8)               1,950,933                   --

Commitments and contingencies
  (Notes 2, 3, 4, and 5)

Stockholders' deficit (Note 1):
  Preferred stock, $.50 par value;
    100,000 shares authorized
    and unissued
  Common stock, $.01 par value;
    10,000,000 shares authorized;
    3,587,875 (3,582,875 in 1985)
    shares issued and outstanding
    (Note 4)                                   35,879               35,829
  Additional paid-in capital                2,038,306            2,038,306
  Accumulated deficit                      (3,479,907)          (3,181,530)
                                           ----------          -----------
                                           (1,405,722)          (1,107,395

  Treasury stock, 100,000 shares
    of common stock, at cost                   (1,000)              (1,000)
                                           ----------          -----------
          Total stockholders' deficit      (1,406,722)          (1,108,395)
                                           ----------          -----------
                                          $ 1,610,923          $ 1,303,400
                                           ==========          ===========

             See accountant's review report and accompanying notes.

                                 EXHIBIT F.(b)
                           PATENT & TRADEMARK SUMMARY


Registration No.         Product                          Coverage & Status
----------------         -------           -----------------------------------------------------

   1,147,111             Phoresor          U. S. Trademark "Phoresor"
                          2/17/81

   1,301,441             Phoresor          U. S. Trademark "Phoresor" and Logo
                         10/23/84

*  4,141,359             Phoresor          U. S. Patent issued approving 9 claims covering con-
                          2/27/79          cepts and circuitry of the iontophoresis device -
                                           many embodied in current product line.

** 4,419,092             Phoresor          U. S. Patent issued approving 12 claims covering
                         12/ 6/83          details of iontophoretic electrode structure - many
                                           embodied in current product line.

** 4,416,274             Phoresor          U. S. Patent issued approving 13 claims covering
                         11/22/83          iontophoretic electrode structure alternatives.

*  4,166,457             Phoresor          U. S. Patent issued approving 16 claims covering
                          9/ 4/79          iontophoretic electrode structure alternatives.

** 4,250,878             Phoresor          U. S. Patent issued approving 14 claims covering
                          2/17/81          iontophoretic electrode structure alternatives.

*   4,405,305              SPAD            U. S. Patent issued approving 33 claims covering SPAD
                          9/20/83          structure and materials.

*   4,400,169              SPAD            U. S. Patent issued approving 16 claims covering SPAD
                          8/23/83          structure materials and function - including "subcu-
                                           taneously implantable conduit for injecting a drug
                                           into a peritoneal cavity."

*   4,557,724              SPAD            U. S. Patent applied for covering coatings used to
                         12/10/85          prevent tissue overgrowth on the flange of the SPAD.

*  In Process              SPAD            European Patent Office filing including all claims in
                                           all three SPAD patent applications listed above.

*  4,521,924             Utah Arm          U. S. Patent approved covering 28 claims for features
                          6/11/85          of the design of the Utah Artificial Arm.

   In Process            Utah Arm          Trademark registration applied for.

   In Process              SPAD            Trademark registration application initiated.

*  4,613,331             Utah Arm          U. S. Patent approved covering 32 claims for six
                          9/23/86          degree mobility prosthetic voluntary locking articu-
                                           lated wrist.

*  4,559,033               SPAD            U. S. Patent issued approving 56 claims covering
                         12/17/85          apparatus and methods for minimizing peritoneal
                                           injection catheter obstruction.

   In Process            Phoresor          U. S. Patent filed on 33 claims covering methods and
                                           apparatus for long-term (hours) application of ionto-
                                           phoresis at a controlled Ph (ion exchange process and
                                           flow-through process).

   In Process            Phoresor          U. S. Patent filed on 14 claims covering alternate
                                           methods of controlling Ph during long-term ionto-
                                           phoresis (resin process).


* The use of these patents are covered under licensing Agreements with the University of Utah [see Exhibit F,(a)].
** Assignee: Motion Control, Inc.

                                                                       EXHIBIT G








                              FINANCIAL STATEMENTS

                                      for

                              MOTION CONTROL, INC.

                                      and

                            JMW ACQUISITION COMPANY

                                                                   EXHIBIT G.1.2

                              MOTION CONTROL INC.

                              FINANCIAL STATEMENTS

                            YEAR ENDED JUNE 30, 1986

                                      with

                           ACCOUNTANT'S REVIEW REPORT
                                  (Unaudited)

                                      and

                            YEAR ENDED JUNE 30, 1985

                                      with

                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

                           [ARTHUR YOUNG LETTERHEAD]


The Board of Directors and Stockholders
Motion Control, Inc.

We have reviewed the accompanying balance sheet of Motion Control, Inc. at June 30, 1986 and the related statements of operations, changes in stockholders' deficit and changes in financial position for the year then ended, in accordance with standards established by the American Institute of Certified Public Accountants.

We have examined the balance sheet of Motion Control, Inc. at June 30, 1985 and the related statements of operations, changes in stockholders' deficit and changes in financial position for the year then ended. Our examination was made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

All information included in the June 30, 1986 financial statements is the representation of the management of Motion Control, Inc.

As explained in Note 1, Motion Control, Inc. incurred net losses of $298,377 and $405,914 during the years ended June 30, 1986 and 1985, respectively, and, as of June 30, 1986 had an accumulated deficit of $1,406,722. These factors, among others, as discussed in Note 1, indicate that the Company may be unable to continue as a going concern.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The Board of Directors and Stockholders
Motion Control, Inc.
Page - 2 -


Based on our review, we are not aware of any material modifications that should be made to the June 30, 1986 financial statements in order for them to be in conformity with generally accepted accounting principles.

In our opinion, subject to the effects on the financial statements of the ultimate resolution of the matters discussed in the fourth paragraph in this letter, the financial statements as of June 30, 1985 and for the year then ended present fairly the financial position Motion Control, Inc. at June 30, 1985 and the results of operations and changes in financial position for the year then ended, in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding year.



ARTHUR YOUNG & COMPANY

August 15, 1986 as to penultimate
August 1, 1985 as to the last paragraph

                              MOTION CONTROL, INC.

                            STATEMENTS OF OPERATIONS

                       Years ended June 30, 1986 and 1985


                                               Unaudited
                                                 1986                1985
                                              -----------         ----------
Net sales                                      $2,221,856         $1,674,380
Cost of goods sold (Note 3)                     1,095,493            874,040
                                               ----------         ----------
                                                1,126,363            800,340

Operating expenses:
  Marketing                                       586,340            456,731
  Research and development                        173,344             87,911
  General and administrative:
    Administrative salaries and wages             196,804            195,876
    Legal and accounting                           59,517             66,821
    Taxes                                          38,593             24,272
    Utilities                                      40,672             42,114
    Bad debts                                      38,509             47,944
    Supplies                                       14,010             23,940
    Contract services                              24,050             15,951
    Insurance                                      19,816             15,060
    Other                                          55,327             36,376
                                               ----------         ----------
                                                1,246,982          1,012,996
                                               ----------         ----------
Loss from operations                              120,619            212,656

Interest expense - net                            177,518            193,258
                                               ----------         ----------
Net loss                                       $  298,377         $  405,914
                                               ==========         ==========


             See accountant's review report and accompanying notes.

                              MOTION CONTROL, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
                      Years ended June 30, 1986, and 1985

                      Common stock       Additional
                    -----------------     paid-in      Accumulated     Treasury
                     Shares    Amount     capital        deficit        stock
                    --------- -------    ----------    -----------     --------
Balance at
  June 30, 1984     3,582,875 $35,829    $2,038,306    $(2,775,616)    $(1,000)

  Net loss                 --      --            --       (405,914)         --
                    --------- -------    ----------    -----------     -------
Balance at
  June 30, 1985     3,582,875  35,829     2,038,306     (3,181,530)     (1,000)

Issuance of common
  stock                 5,000      50            --             --          --

Net loss                   --      --            --       (298,377)         --
                    --------- -------    ----------    -----------     -------
Balance at
  June 30, 1986     3,587,875 $35,879    $2,038,306    $(3,479,907)    $(1,000)
                    ========= =======    ==========    ===========     =======

                             MOTION CONTROL, INC.
                 STATEMENTS OF CHANGES IN FINANCIAL POSITION
                      Years ended June 30, 1986 and 1985

                                                   1986
                                                (Unaudited)       1985
                                                -----------     ---------
Financial resources were used by:
  Operations:
    Net loss                                    $   298,377     $ 405,914
    Items not affecting working
      capital during the period:
        Depreciation and amortization               (73,415)      (49,664)
        Issuance of common stock as
          a donation                                    (50)           --
                                                -----------     ---------
            Working capital used by
              operations                            224,912       356,250

  Purchase of equipment and furniture                66,007       115,688
  Net increase to equity issuance
    costs and other assets                          137,475         5,940
                                                -----------     ---------
                                                    428,394       477,878
                                                -----------     ---------
Financial resources were provided by:
  Reclassification of advances from
    Cordis to long-term debt pursuant
    to reorganization agreement                   1,680,933            --
  Working capital advances from Cordis
    obtained subsequent to the
    reorganization agreement                        200,000            --
  Increase in line of credit due to Cordis           70,000            --
                                                -----------     ---------
                                                  1,950,933            --
                                                -----------     ---------
Increase (decrease) in working capital          $ 1,522,539     $(477,878)
                                                ===========     =========
Changes in components of working capital:
  Increase (decrease) in current assets:
    Cash                                        $   189,474     $ (36,362)
    Accounts receivable                             (87,495)      240,439
    Inventories                                      61,382        64,465
    Prepaid expenses                                 14,095            --
                                                -----------     ---------
                                                    177,456       268,542
  Increase (decrease) in current liabilities:
    Notes payable                                (1,350,000)      664,000
    Accounts payable                                 41,076        35,673
    Accrued liabilities                             (36,159)       46,747
                                                -----------     ---------
                                                 (1,345,083)      746,420
                                                -----------     ---------
Increase (decrease) in working capital          $ 1,522,539     $(477,878)
                                                ===========     =========

            See accountant's review report and accompanying notes.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985

1.   Nature and organization of business

          Motion Control, Inc. (the "Company") was organized as a Utah corporation on June 18, 1974, to engage in the research, manufacture, production and marketing of prosthetic, drug delivery, and other medical devices. Cordis Corporation (Cordis) owns approximately 84% of the outstanding common stock of the Company.

          Effective February 1, 1986, the Company entered into an agreement with an acquisition company and Cordis, whereby Cordis' 2,913,750 shares of common stock will be exchanged for 5,000 shares of $.10 par value convertible preferred (Class A) stock valued at $250 per share. Upon the closing of this agreement, the Company and the acquisition company will merge, leaving the present minority shareholders and the acquisition company shareholders with 100 percent of the voting common stock before considering the dilution associated with new investors. In consideration for this conversion, Cordis will forgive advances totalling $1,680,933, convert the $200,000 advanced as an operating subsidy at June 30, 1986 and an additional operating subsidy of $30,000 that was provided in July, 1986 to paid in capital and provide a $70,000 line of credit (see Note 8).

          The closing of the above-described transaction is contingent upon the ability of the Company to raise a minimum of $750,000 from new investors within 24 months of the date of the agreement.

          On the following page is an unaudited pro forma balance sheet showing the impact of this transaction upon closing, assuming the Company has raised the required funds, which are presently anticipated to be $750,000 to $1,250,000 ($1,000,000 convertible preferred stock assumed for pro forma).


                        See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985


1.  Nature and organization of business (continued)

                                 June 30,                            Pro forma
                                   1986             Pro forma       post-closing
                               (unaudited)         adjustments        balances
                               -----------       --------------     ------------
    Cash                       $   227,869       $    30,000 (1)    $ 1,187,869
                                                 $ 1,000,000 (2)             --
                                                     (70,000)(6)             --
    Accounts receivable            409,005                --            409,005
    Inventory                      648,748                --            648,748
    Equipment and furniture        166,536                --            166,536
    Other assets                   158,765                --            158,765
                               -----------        ----------        -----------
      Total assets             $ 1,610,923       $   960,000        $ 2,570,923
                               ===========       ===========        ===========
    Accounts payable/accrued
      liabilities              $   316,712                --            316,712
    Note payable to bank(4)        750,000                --            750,000
    Note payable to Cordis       1,950,933            30,000 (1)
                                                  (1,680,933)(3)
                                                    (230,000)(5)
                                                     (70,000)(6)
                               -----------       -----------        -----------
    Total liabilities            3,017,645        (1,950,933)         1,066,712

    Convertible preferred
      stock (A)*                        --         1,680,933 (3)      1,680,933
    Convertible preferred
      stock (B)*                        --         1,000,000 (2)      1,000,000
    Common stock*                2,073,185           230,000 (5)      2,303,185
    Accumulated deficit         (3,479,907)               --         (3,479,907)
                               -----------        ----------        -----------
      Total liabilities and
        equity                 $ 1,610,923        $  960,000        $ 2,570,923
                               ===========        ==========        ===========

    --------------------
     *  Includes additional paid in capital.
    (1) Obtain $30,000 in July 1986 for the final installment on the $230,000 operating subsidy.
    (2) Obtain equity capital of $1,000,000 through issuance of Convertible Preferred Stock (Class B).
    (3) Obtain forgiveness of payable to Cordis in return for the issuance of preferred stock.
    (4) This note payable is guaranteed by Cordis and may, at the Company's option, be paid off.
    (5) Operating subsidy converted to paid capital.
    (6) The $70,000 line of credit will be paid off upon the closing of the transaction.

                        See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985


1.  Nature and organization of business (continued)

         The preceding table is before consideration of interim results of operations except for the Cordis subsidy provided in July.

         The 5,000 shares of convertible preferred stock which will be issued to Cordis (referred to as "Class A" stock) are nonvoting with cumulative annual dividends equal to $25 per share. Such preferred stock is redeemable at the option of the Company for $250 per share plus accrued dividends, until October 1, 1990. On that date, and on each anniversary thereof, shares must be redeemed at the rate of 16.66% to 16.70% per year, of the shares outstanding on October 1, 1990.

         The preferred Class A shares are convertible (at the holder's option) into common stock at rates ranging from 48 to 80 shares of common stock per preferred share. The rate will increase in proportion to the time required by the Company to release Cordis's guarantee of $750,000 line of credit with a bank (up to five years from the closing date of the agreement).

         Liquidation rights on the Class A shares are $250 per share.

         As reflected in the accompanying financial statements, the Company incurred net losses of $298,377 in 1986 and $405,914 in 1985. As of June 30, 1986, the balance sheet reflected an accumulated deficit of $3,479,907 ($3,181,530 at June 30, 1985). Cordis has guaranteed notes payable to a financial institution in the amount of $750,000 on behalf of the Company and has provided advances totaling $1,950,933 as of

                        See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985


1.  Nature and organization of business (continued)

    June 30, 1986 (see Note 8). The continuation of the Company as a going concern is dependent upon its ability to obtain a satisfactory level of profitable operations or to obtain sufficient working capital to finance operations.

2.  Summary of significant accounting policies

         Inventories -- Raw materials inventory is stated at the lower of cost (first-in, first-out method) or market. Work-in-process and finished goods are stated at the lower of standard cost, which approximates actual cost (first-in, first-out method) or market. Components of inventories are as follows:

                                                    1986         1985
                                                  --------     --------
         Raw materials                            $377,268     $345,646
         Work-in-process                           100,201      132,975
         Finished goods                            171,279      108,745
                                                  --------     --------
                                                  $648,748     $587,366
                                                 =========     ========

         Equipment and furniture -- Equipment and furniture are depreciated or amortized on the straight-line method over the following estimated useful lives:

                                                               Years
                                                               -----
         Office furniture and equipment                         3-10
         Manufacturing equipment                                3- 7
         Leasehold improvements                                 3-10

         Equity issuance costs -- The Company incurred legal and consulting fees (see Note 9) in formalizing the agreement


                        See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985


2.  Summary of significant accounting policies (continued)

    outlined in Note 1. These costs will be reclassified to contributed capital when the reorganization is completed or expensed if the reorganization is not executed.

         Warranty reserve -- The Company recognizes the estimated cost of warranty obligations at the time the related products are sold.

3.  Royalty agreements

         The Company is the licensee under several royalty agreements with inventors, founders and the University of Utah (see Note 9). These agreements provide for the payment of royalties to the licensors at various percentages **** of net sales of the product under royalty. The term of the royalty agreement for any product is equal to the life of the latest patent to be issued which covers that product. Patents on the various products covered by royalty agreements expire between 1996 and 2002.

         During 1986 and 1985 the Company incurred **** and **** respectively of royalty expense. This expense is included in the financial statements as part of cost of goods sold.

         Two of the agreements with stockholders provided for the payment of minimum annual royalties regardless of sales through 1981 and also provide that royalties payable to such individuals cannot exceed certain maximums in any one year. Prior to


                        See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985


3.  Royalty agreements (continued)

    1981 the combined minimum annual commitments under these agreements ranged from $2,100 to $48,000. Since 1981, the Company has paid the $48,000 annually. The maximum annual commitment under these two agreements is $115,000.

         Royalties in the amount of approximately $80,000 and $75,000 were paid to officers and/or stockholders during 1986 and 1985, respectively.

4.  Stock options and warrants outstanding

         The Company has established an incentive stock option (ISO) plan as defined in the Economic Recovery Tax Act of 1981. Under the plan, options to acquire 593,000 shares have been granted to certain officers and employees. In addition to the foregoing, the Company has granted options not under the ISO to acquire 145,400 shares to certain stockholders, employees and consultants.

         Options outstanding were granted at the estimated fair market value as determined by the Board of Directors ranging from $.50 to $1.50, aggregating $434,600. Options for 707,400 shares were exercisable at June 30, 1986. Options generally expire 10 years from the date of grant.

         All options granted under the ISO provide a "right of relinquishment," which permits the optionee, in lieu of purchasing the entire number of shares under option to exchange all or any part of the unexercised portion of the option for shares of common stock as determined by the plan.


                          See account's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985

4.   Stock options and warrants outstanding (continued)

          The Company has issued warrants to purchase a total of 278,133 shares of common stock ratably to all stockholders of record on February 11, 1983 except Cordis Corporation. The warrants are exercisable on or after August 1, 1986 at prices of $1.00 per share until July 31, 1988, and $1.50 per share thereafter and expire July 31, 1990. Had all options and warrants been exercised as of June 30, 1986, the effect would have been to reduce Cordis' percentage ownership in the Company from 84% to 65%.

5.   Lease agreement

          The Company's facilities are leased under an agreement which expires in January, 1988. Annual rent expense under this agreement is approximately $12,000.

6.   Income taxes

          The Company files and will continue to file until the closing of the recapitalization transaction discussed in footnote 1, consolidated federal and state tax returns with Cordis Corporation and, therefore, does not have any direct obligation for the payment of income taxes. However, the Company has entered into a tax sharing agreement with Cordis where payments are made to or received from Cordis in much the same way as if the Company filed separate federal and state returns. Tax operating losses incurred by the Company subsequent to June 30, 1982 (the date when consolidation for taxes commenced) total approximately $1,232,000. These losses are available to offset

                          See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985

6.   Income taxes (continued)

     future payments to Cordis under the terms of the tax sharing agreement and expire between 1998 and 2001.

          Prior to June 30, 1982, the Company filed separate federal and state tax returns. Cumulative losses at June 30, 1982 were approximately $1,952,000. These losses are available to offset future taxable income of the Company, if any, and expire between 1991 and 1997. Tax credit carryovers for periods prior to June 30, 1982 total $22,000 and expire between 1991 and 1997.

7.   Note payable

          The demand note payable to a financial institution carries an interest rate at 2% above prime, (10.5% at June 30, 1986 and 11.5% at June 30, 1985) and is guaranteed by Cordis Corporation.

8.   Long-term debt

          Cordis Corporation has made advances to the Company for working capital needs. The total outstanding at June 30, 1986 is comprised of the following amounts:

       Working capital advances made prior to the
        reorganization agreement executed in
        February, 1986. These advances were
        formerly classified as current notes
        payable, but have been reclassified
        pursuant to the reorganization                       $1,680,933


                         See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985


8.   Long-term debt (continued)

          Working capital advances paid to the
            Company as required by the reorgan-
            ization agreement over the period
            from February, 1986 to June, 1986               200,000

          Line of credit                                     70,000
                                                         ----------
                                                         $1,950,933
                                                         ==========


          These advances bore interest at 2% above prime (10.5% at June 30, 1986 and 12.25% at June 30, 1985). Interest was paid monthly on the outstanding balances through January, 1986. Beginning in February, 1986, as outlined in the reorganization agreement, interest is only being changed on the $70,000 line of credit. All other amounts outstanding at that time and all subsequent advances are non-interest bearing. Interest expense on advances from Cordis was $103,940 in 1986 ($122,274 in 1985) and accrued interest on these advances was $2,257 at June 30, 1986 ($14,801 at June 30, 1985).

9.   Related party transactions

          The Chairman of the Board of Directors, a stockholder and founder of the Company, conducts certain research and development activities at the University of Utah. These activities include work on devices which are currently being produced and marketed by the Company as well as devices which are included in future production and marketing plans. The Company made donations of $54,000 in 1986 and 1985 to the University of Utah designated for the Chairman's Laboratory.


                        See accountant's review report.

                              MOTION CONTROL, INC.

                         NOTES TO FINANCIAL STATEMENTS

                       JUNE 30, 1986 (Unaudited) and 1985



9.   Related party transactions (continued)

          During 1986, payments for consulting services of approximately $67,000 were made by the Company to a firm owned by a member of the Company's Board of Directors. Approximately $7,000 is payable to this firm at June 30, 1986.




                        See accountant's review report.

                                                                   EXHIBIT G.1.1











                              MOTION CONTROL, INC.

                                  May 31, 1987

                              Financial Statements

                         (Unaudited Interim Statements)

                                                                     EXHIBIT ___

                                 MOTION CONTROL
                           CONSOLIDATED BALANCE SHEET
                          FOR MONTH ENDED MAY 31, 1987


ASSETS

  CURRENT ASSETS
     CASH                          393,917.17
     ACCOUNTS RECEIVABLE           417,725.24
     INVENTORY                     582,427.87
     PREPAIDS                       29,527.69

  PROPERTY & EQUIPMENT
     OFFICE EQUIPMENT               48,655.02
     LEASEHOLD IMPROVEMENTS         20,830.02
     PRODUCTION EQUIPMENT           87,931.75
                                -------------
  TOTAL PROPERTY & EQUIP                             157,416.79
                                                  -------------
                                                   1,581,014.76
TOTAL CURRENT ASSETS

OTHER ASSETS
     OTHER ASSETS                  159,442.62
                                -------------
TOTAL OTHER ASSETS                                   159,442.62
                                                  -------------
TOTAL ASSETS                                      $1,740,457.38
                                                  =============
LIABILITIES & EQUITY

  CURRENT LIABILITIES
     NOTES PAYABLE               2,730,932.64
     ACCOUNTS PAYABLE              185,161.68
     ACCRUALS                       83,240.48
                                -------------
  TOTAL CURRENT LIABILITIES                        2,999,334.80

  STOCKHOLDERS EQUITY
     STOCKHOLDERS EQUITY        -1,406,722.38
     CURRENT EARNINGS              147,844.96
                                -------------
  TTL STOCKHOLDERS EQUITY                         -1,258,877.42
                                                  -------------
TTL LIABILITIES & EQUITY                          $1,740,457.38
                                                  =============


                          UNAUDITED - REVISED 7/10/87

                                 MOTION CONTROL
                              DETAIL BALANCE SHEET
                          FOR MONTH ENDED MAY 31, 1987


ASSETS

  CURRENT ASSETS
   CASH
     CASH FIRST SECURITY                       114,198.70
     MONEY MASTER ACCOUNT                          264.20
     PETTY CASH                                    500.00
     1st SECURITY SAVINGS ACCOUNT              264,849.30
     1st SECURITY - IMPRESS ACC'T                3,104.97
     ZIONS CORPORATION - ESCROW ACCT            11,000.00
                                            -------------

  TOTAL CASH                                                     393,917.17

  ACCOUNTS RECEIVABLE
     ACCOUNTS RECEIVABLE                       436,647.54
     NOTE RECEIVABLE - DENTELECT                20,000.00
     OTHER RECEIVABLES                           2,941.48
     UNAPPLIED PAYMENTS                           -562.53
     ALLOW FOR DOUBTFUL ACCTS                  -31,996.28
     INTEREST INCOME ACCTS RECVBL               -9,304.97
                                            -------------
  TOTAL ACCOUNTS RECEIVABLE                                      417,725.24

  INVENTORY

   ARM INVENTORY
     RAW MATERIAL ARM                          167,225.03
     LABOR ARM                                  42,431.24
     OVERHEAD ARM                               62,622.12
     DEMO'S & LOANERS ARM - MTL                 34,971.64
     DEMO'S & LOANERS ARM - LBR                 20,794.93
     DEMO'S & LOANERS ARM OVERHEAD              29,112.91
                                            -------------
  TOTAL ARM INVENTORY                                            357,157.87

  PHORESOR INVENTORY
     RAW MATERIAL - PHORESOR                    82,371.60
     LABOR - PHORESOR                            2,527.59
     OVERHEAD PHORESOR                             478.64
     DEMO'S & LOANERS PHORESOR MTL              13,241.54
     DEMO'S & LOANERS PHORESOR LBR               3,272.18
     DEMO'S & LOANERS PHORESOR OH                3,327.42
                                            -------------
  TOTAL PHORESOR INVENTORY                                       105,218.97

  ELECTRODE INVENTORY
     RAW MATERIAL ELECTRODE                     45,618.56
     LABOR - ELECTRODE                          10,233.52
     OVERHEAD - ELECTRODE                        3,516.49

                          UNAUDITED - REVISED 7/10/97

                                 MOTION CONTROL
                              DETAIL BALANCE SHEET                        Page 2
                          FOR MONTH ENDED MAY 31, 1987


                                            -------------
  TOTAL ELECTRODE INVENTORY                                       59,368.57

  SPAD INVENTORY
     RAW MATERIAL - SPAD                        25,005.75
     LABOR - SPAD                                7,199.49
     OVERHEAD - SPAD                            13,647.50
                                            -------------
  TOTAL SPAD INVENTORY                                            45,852.74

  PREAMP INVENTORY
     RAW MATERIAL - PREAMP                      14,079.47
     LABOR - PREAMP                                264.53
     OVERHEAD - PREAMP                             303.12
                                            -------------
  TOTAL PREAMP INVENTORY                                          14,647.12

  MYOLAB INVENTORY
     RAW MATERIAL MYOLAB                        52,344.18
     LABOR MYOLAB                                4,718.82
     OVERHEAD MYOLAB                             6,902.66
     DEMO'S & LOANERS MYOLAB MTL                 7,580.49
     DEMO'S & LOANERS MYOLAB LBR                 1,685.92
     DEMO & LOANERS MYOLAB OVERHEAD              1,960.43
                                            -------------
  TOTAL MYOLAB INVENTORY                                          75,192.50

  MED/D INVENTORY
     RAW MATERIAL MED/D                         20,702.23
                                            -------------
  TOTAL MED/D INVENTORY                                           20,702.23

  INVENTORY RESERVE
     IDENTIFIED OBSOLESCENCE                    56,836.52
     UNIDENTIFIED OBSOLESCENCE                -152,548.65
                                            -------------
  TOTAL INVENTORY RESERVE                                        -95,712.13

  INVENTORY OVERHEAD
     INVENTORY OVERHEAD                       -278,913.85
     OVERHEAD ARM SUPPLIES                       4,570.91
     OVERHEAD PHORESOR SUPPLIES                  7,873.03
     OVERHEAD ELECTRODE SUPPLIES                 5,185.06
     OVERHEAD MYOLAB SUPPLIES                      571.34
     OVERHEAD PREAMP SUPPLIES                      963.59
     OVERHEAD SPAD SUPPLIES                      3,492.08
     OVERHEAD MACHINE SHOP SUPPLIES             20,327.95
     OVERHEAD SHIP/RECEIVE SUPPLIES             13,741.53
     OVERHEAD REPAIRS & MAIN. BLDG.                501.65
     OVERHEAD REPAIRS & MAIN. EQUIP.             2,957.22
     OVERHEAD DEPRECIATION                      49,558.70

                          UNAUDITED - REVISED 7/10/87

                                 MOTION CONTROL
                              DETAIL BALANCE SHEET
                          FOR MONTH ENDED MAY 31, 1987

   OVERHEAD PAYROLL TAXES                      22,453.25
   OVERHEAD RENT                               12,316.01
   OVERHEAD SUPERVISORY LABOR                  52,791.99
   LEASED SHOP EQUIPMENT                       10,363.57
   PRODUCT LIABILITY INSURANCE                 29,971.79
   O H HEALTH, LIFE & DIS. INS.                21,498.42
   OVERHEAD BONUS                               1,516.75
   OVERHEAD FREIGHT - INCOMING                  1,235.79
   OVERHEAD UTILITIES                          10,143.14
   HOLIDAY, SICK & VACATION PAY                 3,811.51
   OVERHEAD PROPERTY TAXES                      3,068.57
                                          --------------
TOTAL INVENTORY OVERHEAD                                                    0.00
                                                                  --------------
TOTAL INVENTORY                                                       582,427.87

PREPAIDS
   PREPAID INSURANCE                           21,733.25
   PREPAID ROYALTY                              7,000.00
   PREPAID WAGES                                  794.44
                                          --------------
TOTAL PREPAIDS                                                         29,527.69
                                                                  --------------
TOTAL CURRENT ASSETS                                                1,423,597.97

PROPERTY, PLANT & EQUIP

OFFICE EQUIPMENT
   OFFICE EQUIPMENT                           103,892.13
   ACC DEPR - OFFICE EQUIPMENT                -55,237.11
                                          --------------
TOTAL OFFICE EQUIPMENT                                                 48,655.02

LEASEHOLD IMPROVEMENTS
   LEASEHOLD IMPROVEMENTS                      23,859.49
   ACC DEPR LEASEHOLD IMPMTS                   -6,780.13
   LEASEHOLD IMPROVEMENTS - MED/D               3,974.41
   ACC DEPR LSHLD IMP - MED/D                    -223.75
                                          --------------
TTL LEASEHOLD IMPROVEMENTS                                             20,830.02

SHOP EQUIPMENT
   SHOP EQUIPMENT                              37,479.91
   ACC DEPR - SHOP EQUIPMENT                  -26,799.87
   PROSTHETIC SHOP EQUIPMENT                    1,269.22
   ACC DEPR PROS SHOP EQUIPMENT                -1,185.12
                                          --------------
TOTAL SHOP EQUIPMENT                                                   10,764.14

ASSY/PROD EQUIP-ARM
   ASSEMBLY EQUIPMENT ARM                      14,670.84

                          UNAUDITED - REVISED 7/10/87

                                MOTION CONTROL
                             DETAIL BALANCE SHEET                         Page 4
                         FOR MONTH ENDED MAY 31, 1987

    ACC DEPR, ASSY EQUIP ARM                    -10,648.82
    PRODUCTION TOOLING ARM                       74,964.38
    ACC DEPR PROD TOOLING - ARM                 -61,961.85
                                                ----------
TTL ASSY/PROD EQUIP-ARM                                         17,024.55

ASSY/PROD EQUIP-PHORESOR
    ASSEMBLY EQUIPMENT PHORESOR                  17,568.08
    ACC DEPR ASSY EQUIP PHORESOR                -10,245.66
    PRODUCTION TOOLING PHORESOR                  52,229.38
    ACC DEPR PROD TLG PHORESOR                  -44,267.39
                                                ----------
TTL ASSY/PROD EQUIP PHORESOR                                    15,284.41

ASSY/PROD EQUIP-ELECTRODE
    ASSEMBLY EQUIPMENT ELECTRODE                 23,672.95
    ACC DEPR ASSY EQUIP ELECTRODE               -11,011.27
    PRODUCTION TOOLING ELECTRODE                 27,942.99
    ACC DEPR - PROD TLG ELECTRODE               -22,291.40
                                                ----------
TTL ASSY/PROD EQUIP ELECTROD                                    18,313.27

ASSY/PROD EQUIP-SPAD
    ASSEMBLY EQUIPMENT SPAD                      29,485.19
    ACC DEPR ASSY EQUIP SPAD                    -19,238.07
    PRODUCTION TOOLING SPAD                       9,516.58
    ACC DEPR PROD TLG SPAD                       -4,907.14
                                                ----------
TTL SSY/PROD EQUIP-SPAD                                         14,856.56

ASSY/PROD EQUIP PREAMP
    ASSEMBLY EQUIPMENT PREAMP                     1,442.40
    PRODUCTION TOOLING PREAMP                     2,108.21
    ACC DEPR PROD TLG PREAMP                       -670.05
                                                ----------
TTL ASSY/PROD EQUIP PREAMP                                       2,880.56

ASSY/PROD EQUIP MYOLAB
    ASSEMBLY EQUIPMENT - MYOLAB                   7,463.27
    ACC DEPR ASSY EQUIP MYOLAB                   -3,995.63
    PRODUCTION TOOLING MYOLAB                    13,915.00
    ACC DEPR PROD TLG MYOLAB                     -8,574.38
                                                ----------
TTL ASSY/PROD EQUIP MYOLAB                                       8,808.26

PROSTHETIC TOOLING
                                                ----------
TOTAL PROSTHETIC TOOLING                                             0.00
                                                               ----------
TTL PROP, PLANT & EQUIP                                        157,416.79

OTHER ASSETS

                         UNAUDITED - REVISED 7/10/87

                                MOTION CONTROL
                             DETAIL BALANCE SHEET                         Page 5
                         FOR MONTH ENDED MAY 31, 1987

        ORGANIZATION COSTS                        6,550.66
        COST ASSCT'D W/REORGANIZATION           145,859.55
        COMMERCIAL DEPOSITS                       7,032.41
                                              ------------
 TOTAL OTHER ASSETS                                                159,442.62
                                                                -------------
TOTAL ASSETS                                                    $1,740,457.38
                                                                =============

LIABILITIES AND EQUITY

 CURRENT LIABILITIES

  NOTES PAYABLE
      NOTE PAYABLE CORDIS                     1,980,932.54
      NOTE PAYABLE CONTINENTAL BANK             750,000.10
                                              ------------
  TOTAL NOTES PAYABLE                                            2,730,932.64

  ACCOUNTS PAYABLE
      ACCOUNTS PAYABLE                           71,156.11
      FEDERAL & FICA PAYABLE                       -118.72
      STATE WITHHOLDING PAYABLE                   6,378.72
      FEDERAL U/C PAYABLE                         1,138.18
      STATE U/C PAYABLE                             312.07
      WORKERS COMP PAYABLE                        2,431.99
      BEEHIVE C/U PAYABLE                            -5.00
      SALES TAX PAYABLE                              -9.97
      USE TAX PAYABLE                             1,218.82
      INTEREST PAYABLE CORDIS                     8,445.46
      INTEREST PAYABLE CONTINENTAL               11,279.84
      COMMISSION PAYABLE - CINO                     204.38
      T&E PAYABLE - CINO                         19,691.95
      INT'L COMM/BROKER ELECTRODES                6,519.79
      R&D ARM PAYABLE                             9,000.00
      ROYALTIES PAYABLE                           9,254.36
      PAID WARRANTY                               1,100.00
      COMMISSION PAYABLE - MCI                    6,154.93
      COMMISSION PAYABLE - MED/D                  3,565.70
      COMMISSION PAYABLE - DISTRIB'S             27,443.07
                                              ------------
  TOTAL ACCOUNTS PAYABLE                                           185,161.68

  ACCRUALS
      AUDIT ACCRUAL                              17,500.00
      INSURANCE ACCRUAL                           4,797.68
      PAYROLL ACCRUAL                            14,547.15
      WARRANTY ACCRUAL ARM 86 & B4               -9,533.47
      WARRANTY ACCRUAL ARM 87                    27,355.57
      WARRANTY ACCRUAL MYOLAB 86 & B4                67.59
      WARRANTY ACCRUAL MYOLAB 87                    966.68

                         UNAUDITED - REVISED 7/10/87

                              MOTION CONTROL, INC.
                              DETAIL BALANCE SHEET                        Page 6
                          FOR MONTH ENDED MAY 31, 1987


    WARRANTY ACCRUAL OTHER 86 & 84                    2,713.93
    WARRANTY ACCRUAL OTHER 87                           747.46
    WARRANTY ACCR'L PHORESOR 86&84                    5,622.66
    WARRANTY ACCRUAL PHORESOR 87                     20,150.22
    WARRANTY FREIGHT                                 -1,694.99
                                                  ------------
  TOTAL ACCRUALS                                                       83,240.00
                                                                   -------------
TOTAL CURRENT LIABILITIES                                           2,999,334.80

STOCKHOLDERS EQUITY
    COMMON STOCK                                     35,878.75
    TREASURY STOCK                                   -1,000.00
    PAID IN CAPITAL EXCESS OF PAR                 2,038,305.50
    RETAINED EARNINGS                            -3,480,906.63
    CURRENT EARNINGS                                147,844.96
                                                 -------------
  TTL STOCKHOLDERS EQUITY                                          -1,258,877.42
                                                                   -------------
TTL LIABILITIES & EQUITY                                           $1,740,457.38
                                                                   =============

















                          UNAUDITED -- REVISED 7/10/87

                                 MOTION CONTROL
                         CONSOLIDATED INCOME STATEMENT                    Page 7
                          FOR MONTH ENDED MAY 31, 1987


                                             Current Period     Year to Date
                                             --------------     ------------
SALES REVENUE
  SALES UTAH ARM                                 80,103.27        745,074.33
  SALES PHORESOR/ELECTRODE                      155,132.55      1,460,171.87
  SALES MYOLAB                                    2,077.50         49,180.82
  SALES OTHER                                    10,812.38        244,627.28
                                               -----------     -------------
TOTAL SALES REVENUE                             248,125.70      2,499,054.30

COST OF GOODS SOLD
  COST OF SALES UTAH ARM                         26,214.81        324,121.88
  COST OF SALES PHOR/ELECT                       56,750.76        586,604.30
  COST OF SALES MYOLAB                            1,871.37         18,330.04
  COST OF SALES SPAD                                  0.00            130.18
  COST OF SALES OTHER                            13,359.97        123,362.05
                                               -----------     -------------
TOTAL COST OF GOODS SOLD                         98,196.91      1,052,548.45
                                               -----------     -------------
GROSS MARGIN                                   $149,928.79     $1,446,505.85
                                               ===========     =============

OPERATING EXPENSES

  GENERAL & ADMINISTRATIVE
    SALARIES & WAGES                             19,134.64        213,325.19
    LEGAL & ACCOUNTING                            4,691.62         69,647.17
    DEPRECIATION                                  2,177.86         32,960.68
    MISC. GENERAL & ADMIN                        14,020.10        140,992,96
                                               -----------     -------------
TTL GENERAL & ADMINISTRATIVE                     40,024.22        456,926.00

  RESEARCH & DEVELOPMENT
    RESEARCH & DEVELOPMENT                       19,047.30        165,201.53
                                               -----------     -------------
                                                 19,047.30        165,201.53

SELLING
    SALARIES & COMMISSIONS                       40,290.11        394,938.88
    TRAVEL & ENTERTAINMENT ARM                    1,832.49         18,843.96
    TRAVEL & ENTER. PHOR/ELEC                     2,174.41         20,772.94
    TRAVEL & ENTER. SPAD                              0.00              0.00
    TRAVEL & ENTER MYOLAB                             0.00              0.00
    TRAVEL/ENTERTAINMENT INT'L                    1,097.42         22,901.95
    TRAVEL/ENTERTAINMENT ADMIN                    1,312.99         29,693.12
    ADVERTISING/PROMOTION ARM                    -2,070.04         24,390.00
    ADVER/PROM PHOR/ELEC                          1,882.61         96,482.69
    ADVER/PROM OTHER                               -398.14         10,062.14
                                               -----------     -------------
TOTAL SELLING                                    46,121.85        667,451.88
                                               -----------     -------------




                                   UNAUDITED

                                 MOTION CONTROL
                         CONSOLIDATED INCOME STATEMENT                    Page 8
                          FOR MONTH ENDED MAY 31, 1987


                                             Current Period     Year to Date
                                             --------------     ------------

TOTAL OPERATING EXPENSES                        $105,193.37    $1,249,579.41
                                                -----------    -------------
    OPERATING INCOME                              44,735.42       196,926.44

  INTEREST
    INTEREST                                       6,018.59        49,081.48
                                                -----------    -------------
  TOTAL INTEREST                                   6,018.59        49,081.48
                                                -----------    -------------
NET PROFIT OR LOSS                              $ 38,716.83    $  147,844.96
                                                ===========    =============













                                   UNAUDITED

                                                                     EXHIBIT G.2











                            JMW ACQUISITION COMPANY
                                 BALANCE SHEET
                          FOR MONTH ENDED MAY 31, 1987

                            Balances Only: Yes
                               Department: All
                         Reporting Period: Year-do-Date

                            JMW ACQUISITION COMPANY
                                 BALANCE SHEET
                          FOR MONTH ENDED MAY 31, 1987
                                                                          Page 1
ASSETS

  CURRENT ASSETS

    CASH
         CASH                                   818.59
         CSB CASH - CELL CULTURE              6,841.95
         CSB CASH - IONTOPHORESIS                 0.00
         PETTY CASH - CELL CULTURE              200.00
                                              --------
    TOTAL CASH                                                    7,860.54
                                                                 ---------

  TOTAL CURRENT ASSETS

  PROPERTY, PLANT & EQUIPMENT
       RESEARCH EQUIP - CELL CULTURE              0.00
       ACC DEPR - CELL CULTURE                    0.00
                                              --------
  TTL PROP, PLANT & EQUIPMENT                     0.00
                                              --------

  OTHER ASSETS                                    0.00

  TOTAL OTHER ASSETS                                                  0.00
                                                                 ---------
TOTAL ASSETS                                                     $7,860.54
                                                                 =========
LIABILITIES AND EQUITY

  CURRENT LIABILITIES

    NOTES PAYABLE                                 0.00
                                              --------
    TOTAL NOTES PAYABLE                                               0.00

    ACCOUNTS PAYABLE
        TRADE PAYABLES - CELL CULTURE             0.00
        TRADE PAYABLES - IONTOPHORESIS            0.00
                                              --------
    TOTAL ACCOUNTS PAYABLE                                            0.00
                                                                 ---------
   TOTAL CURRENT LIABILITIES                                          0.00

   STOCKHOLDERS EQUITY
        COMMON STOCK                          1,000.00
        RETAINED EARNINGS                       -11.11
        CURRENT EARNINGS                      6,871.65
                                             ---------
TTL STOCKHOLDERS EQUITY                                           7,860.54
                                                                 ---------
                                   UNAUDITED

                            JMW ACQUISITION COMPANY
                                 BALANCE SHEET
                          FOR MONTH ENDED MAY 31, 1987
                                                                          Page 2
TTL LIABILITIES & EQUITY                                         $7,860.54
                                                                 ---------
                                   UNAUDITED

                                                                     EXHIBIT G.2







                            JMW ACQUISITION COMPANY
                                INCOME STATEMENT
                          FOR MONTH ENDED MAY 31, 1987


                              Balances Only: Yes
                                 Department: All
                           Reporting Period: Current

                                INCOME STATEMENT
                          FOR MONTH ENDED MAY 31, 1987

                                                Current Period    Year to Date
                                                --------------    ------------
REVENUE
  RESEARCH GRANTS
    RESEARCH GRANTS - CELL CULTURE                 18,168.00        18,168.00
    RESEARCH GRANTS - IONTOPHORESIS                     0.00             0.00
                                                  ----------       ----------
  TOTAL RESEARCH GRANTS                            18,168.00        18,168.00
                                                  ----------       ----------
TOTAL REVENUE

COST OF GOODS
  MTL & CONS SUPPLIES - CELL                          140.00           140.00
  MTL & CONS SUPPLIES - IONTOPH                         0.00             0.00
                                                  ----------       ----------
TOTAL COST OF GOODS                                   140.00           140.00

OPERATING EXPENSES

  GENERAL & ADMINISTRATIVE
    ACCOUNTING SERV - CELL CULTURE                    500.00           500.00
    DEPRECIATION - CELL CULTURE                         0.00             0.00
    CONTRACT SERV - CELL CULTURE                    8,747.00         8,747.00
    OFFICE SUPPLIES - CELL CULTURE                    445.92           445.92
    BANK CHARGES                                      170.30           170.30
    BANK CHARGES - CELL CULTURE                         0.00             0.00
    OTHER TAXES & LICENSE                               0.00             0.00
    CONSULTING - CELL CULTURE                       1,000.00         1,000.00
                                                  ----------       ----------
  TOTAL G & A                                      10,863.22        10,863.22

  RESEARCH & DEVELOPMENT                                0.00             0.00
                                                  ----------       ----------
  TOTAL RESEARCH & DEVELOPMENT                          0.00             0.00

  TRAVEL & ENTERTAINMENT
    T & E - CELL CULTURE                              293.13           293.13
                                                  ----------       ----------

  TTL TRAVEL & ENTERTAINMENT                          293.13           293.13

  INTEREST                                              0.00             0.00
                                                  ----------       ----------
  TOTAL INTEREST EXPENSE                                0.00             0.00
                                                  ----------       ----------
TOTAL OPERATING EXPENSES                           11,156.35        11,156.35
                                                  ----------       ----------
NET SBIR OUTSTANDING                              $ 6,871.65       $ 6,871.65
                                                  ==========       ==========




                                   UNAUDITED

                                   EXHIBIT H

                             SHAREHOLDER AGREEMENT

     This Agreement is entered into as of August 4, 1987, by and among JMW Acquisition Co. a Utah corporation (the "Company"), Stephen C. Jacobsen and Stephen H. Ober (hereinafter collectively referred to as "Shareholders", or sometimes individually referred to as a "Shareholder"), and the individuals and entities who execute this Agreement as Investors (the "Investors").

                                R E C I T A L S
                                - - - - - - - -

     A. Pursuant to that certain Preferred Stock Purchase Agreement to be entered into by and among the Company, Motion Control, Inc. ("MCI") and the Investors and dated of even date herewith (the "Purchase Agreement"), the Investors are purchasing from the Company 67,200 shares of the Company's Series A Preferred Stock, $0.01 par value per share ("Series A Stock"), 3,942,489 shares of the Company's Series B Preferred Stock, $0.01 par value per share ("Series B Stock") and 172,800 shares of the Company's Series C Preferred Stock, $0.01 par value per share ("Series C Stock"), in the amounts and series set forth on Exhibit A to the Agreement. The Series A Stock, Series B Stock and Series C Stock are hereinafter referred to collectively as the "Preferred Stock".

     B. Upon the Closing (as defined in the Purchase Agreement) Stephen C. Jacobsen will own 1,440,000 shares of the Company's Common Stock, and Stephen H. Ober will own 720,000 shares of the Company's Common Stock.

     C. To induce the Investors to purchase the Preferred Stock from the Company, the Shareholders have agreed (i) to grant to the Investors a right of first refusal with respect to the shares of the Company's Common Stock to be owned by them as of the Closing, and any shares of the Company's capital stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such shares (all such shares to be referred to collectively as the "Shares"), (ii) to grant to the Investors a right of co-sale with respect to the Shares and (iii) to grant the Investors certain voting rights with respect to the Shares (the first refusal, co-sale, and voting rights to be hereinafter referred to as the "Investors' Rights").

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   RIGHTS OF FIRST REFUSAL AND CO-SALE.

          1.1 Investor Rights. Before any or all of the Shares hold by any Shareholder may be sold or otherwise transferred (including a transfer by gift or operation of law), the Investors shall have a right of first refusal to purchase all of such Shares, and a right of co-sale with respect to such Shares, all on the terms and conditions set forth in this Section 1.

     1.2 Notice of Proposed Transfer. Before any Shareholder may sell or otherwise transfer any of the Shares, such Shareholder (the "Selling Shareholder") shall deliver to the Company and to each of the Investors a written notice (the "Notice") stating (i) the Selling Shareholder's bona fide intention to sell or otherwise transfer such Shares; (ii) the bona fide number, class and series of the Shares proposed to be sold or otherwise transferred;
(iii) the name of each proposed purchaser or other transferee; and (iv) the bona fide cash price or other consideration per share for which the Selling Shareholder proposes to transfer such Shares (the "Offered Price"). The Shares proposed to be sold or otherwise transferred shall hereinafter be referred to as the "Offered Shares".

     1.3  Right of First Refusal.

          (a) Exercise of Right of First Refusal. The Investors shall have the first right (the "Right of First Refusal") to purchase all, but not less than all, of the Offered Shares, at the price determined in accordance with Section 1.3(b) below, according to the following procedure:

               (i) Any Investor desiring to purchase any or all of the Offered Shares shall, within the twenty (20) day period commencing on the date the Notice is given by the Selling Shareholder (the "Refusal Period"), give notice to the Selling Shareholder in writing of such Investor's election to purchase and the number and type of Offered Shares that the Investor desires to purchase. None of the Investors shall have a right to purchase any of the Offered Shares unless the Investors, in the aggregate, elect to purchase all of the Offered Shares.

               (ii) If the total number of shares specified in the elections of Investors exceeds the number of Offered Shares, then (unless the Investors agree otherwise) each Investor electing to purchase shall have the right to purchase that number of the Offered Shares that is obtained by multiplying the number of Offered Shares by a fraction, the numerator of which shall be the sum of the number of shares of the Company's common stock (the "Common Stock") then held by such Investor plus the number of shares of Common Stock then issuable upon conversion or exchange of all securities of the Company then held by such Investor (including but not limited to Series A Stock, Series B Stock and Series C Stock) that are convertible into, or exchangeable for, Common Stock without the payment of any consideration ("Common Stock Equivalents"), and the denominator of which shall be the sum of the total number of shares of Common Stock then held by all the Investors electing to purchase Offered Shares plus the number of shares of Common Stock then issuable upon conversion or exchange of all Common Stock Equivalents then held by all the Investors electing to purchase Offered Shares.

          (b) Purchase Price. The purchase price per share for the Offered Shares to be purchased by Investors under this Agreement shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be conclusively determined by the Board of Directors of the Company in good faith.

          (c) Payment. Payment of the purchase price for the Offered Shares shall be made within twenty (20) days after expiration of the Refusal Period (if the Investors have elected to and do purchase all of the Offered Shares). Payment of the purchase price shall be made, at the option of each Investor participating in the purchase, (i) in cash (by check), (ii) by cancellation of all or a portion of any outstanding indebtedness of the Selling Shareholder to such Investor, or (iii) by any combination of the foregoing.

          (d)  Rights as a Shareholder.   If the Investors exercise their Right
of First Refusal to purchase all of the Offered Shares, then, upon such exercise, the Selling Shareholder shall have no further rights as a holder of the Offered Shares except the right to receive payment for the Offered Shares from the Investors in accordance with the terms of this Agreement, and the Selling Shareholder shall forthwith cause all certificate(s) evidencing the Offered Shares to be surrendered to the Company for cancellation and transfer to the purchasing Investor(s).

  1.4     Investors' Right Of Co-Sale.

          (a)  Exercise of Right of Co-Sale.   In addition to the Right of First
Refu al set forth above, each Investor shall have the right to participate in the Selling Shareholder's sale of the Offered Shares to the proposed purchaser or other transferee (including sales to other Investors pursuant to Section 1.3) pursuant to the specified terms and conditions of such sale as set forth in the Notice and in accordance with the terms and conditions set forth in this Section
1.4 (the "Right of Co-Sale"). To the extent an Investor exercises such Right of Co-Sale, the number of Offered Shares that the Selling Shareholder may sell pursuant to the

Notice shall be correspondingly reduced. The Right of Co-Sale of each Investor shall be subject to the following terms and conditions.

               (i) If the Offered Shares include shares of Common Stock, then each Investor may sell all or any part of that number of shares of Common Stock owned by such Investor (including shares of Common Stock issuable upon the conversion of the Preferred Stock) that is not in excess of the number obtained by multiplying (A) the aggregate number of shares of Common Stock included in the Offered Shares by a fraction, the numerator (B) of which is the sum of the number of shares of Common Stock then held by such Investor plus the number of shares of Common Stock then issuable upon the conversion or exchange of all Common Stock Equivalents then held by such Investor, and the denominator of which is the sum of (C) the total number of shares of Common Stock, then held by the Selling Shareholder and all Investors plus (D) the number of shares of Common Stock then issuable upon the conversion or exchange of all Common Stock Equivalents then held by the Selling Shareholder and all Investors.

               (ii) If the Offered Shares include any shares of any series or class of the Company's capital stock other than Common Stock, then each Investor may sell all or any part of the number of shares of such series or class owned by such Investor that is not in excess of the number obtained by multiplying (A) the aggregate number of shares of such series or class included in the Offered Shares by a fraction, the numerator (B) of which is the number of shares of such series or class owned by such Investor, and the denominator
(C) of which is the total number of shares of such series or class then held by the Selling Shareholder and all Investors. If the Offered Shares consist of shares of more than one series or class, then an Investor may participate in the sale of shares of any or all such series and/or classes, to the extent set forth in the Section 1.4(a)(i) and this Section 1.4(a)(ii).

               (iii) Each Investor may effect its participation in the sale pursuant to this Section 1.4 by delivering to the Selling Shareholder within twenty (20) days after receipt of the Notice, a written election to participate in the sale of the Offered Shares setting forth the number and type of shares that such Investor elects to include in the sale, accompanied by one or more certificates, properly endorsed for transfer, representing such shares or shares convertible or exchangeable for such shares.

          (b) Delivery of Stock Certificates and Proceeds. The stock certificate(s) to be delivered by the Investor pursuant to Section 1.4(a)(iii) shall be transferred and delivered to the purchaser or transferee in consummation of the sale of the Offered Shares pursuant to the terms and conditions specified in the Notice, and there shall be promptly thereafter remitted to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale.

          1.5  Offering Shareholder's Right To Transfer.
If the Investors have not elected to purchase all of the Offered Shares, then the Selling Shareholder may sell or transfer that portion of the Offered Shares permitted to be sold by the Selling Shareholder after application of the Right of Co-Sale contained in Section 1.4 hereof, to any person named as a purchaser or other transferee in the Notice at the Offered Price, provided that such sale or other transfer (i) is consummated within 120 days after the date of the Notice and (ii) is in accordance with all the terms of this Agreement. If the Offered Shares are sold or transferred in accordance with the terms and conditions of this Agreement, then the transferee or purchaser of the Offered Shares shall thereafter hold such Offered Shares free of the Right of First Refusal and the Right of Co-Sale imposed by this Agreement. If the Offered Shares are not so sold or otherwise transferred during such 120 day period, then the Selling shareholder shall not sell or otherwise transfer any of such Offered Shares without complying again in full with the provisions of this Agreement.

          1.6  Exceptions.

          (a)  Certain Family Gifts. Notwithstanding any thing in this
Agreement to the contrary, transfers of Shares by a Shareholder by gift to such Shareholder's immediate family members or to trusts for the exclusive benefit of such family members, or transfers of Shares by a Shareholder by will or intestate succession, shall be exempt from the Right of First Refusal and Right of Co-Sale set forth in this Agreement, provided that each transferee or other recipient agrees in writing to hold the Shares so transferred subject to all of the provisions of this Agreement so that such transferee is bound by all provisions of this Agreement and that there shall be no further transfer of such Shares except in accordance with the terms of this Agreement. For purposes of this Section 1.6 the term "immediate family" shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister of the Shareholder, the adopted child or adopted grandchild of the Shareholder, or the spouse of any child, adopted child, grandchild or adopted grandchild of the Shareholder.

          (b) Certain Transfers. Notwithstanding anything in this Agreement to the contrary, the Right of First Refusal and Right of Co-Sale shall not apply to any transfer of Shares by a Shareholder made pursuant to: (i) a statutory merger or statutory consolidation of the Company with or into another corporation or corporations; (ii) the winding up and dissolution of the Company; or (iii) an underwritten sale of Common Stock to the general public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, where the Shares in question have been registered under such registration statement. Additionally, 360,000 of the shares held by Mr. Jacobsen, and 180,000 of the Shares held by Mr. Ober, as appropriately adjusted for stock splits, dividends, combinations and the like, shall be exempt from the provisions of Section 1 of this Agreement and may be sold or otherwise transferred without complying with such provisions.

          2.   VOTING AGREEMENT

               2.1 Investor's Right to Vote Shares in Certain Transactions. The Shareholders shall vote the Shares as directed by a representative of the Investors (the "Investors' Representative") in connection with any proposed merger, consolidation, liquidation, dissolution, sale of all or substantially all assets or similar transaction of or by the Company (a "Major Transaction"), provided, however, that this Section 2.1 shall not apply to a proposed merger unless all holders of the Company's common stock are entitled to receive substantially the same consideration per share for their stock in such merger.

              2.2 Notice to Shareholders. In the event that the Investors, or any other person, proposes that the Company enter into a Major Transaction, the Investors' Representative (who shall be selected by holders of a majority of the shares of Preferred Stock and Common Stock issued on conversion of the Preferred Stock) shall inform the Shareholders in writing at least 30 days prior to the shareholder vote relating to such transaction of the basic terms of the translation and of how the Shares shall be voted on such matter (the "Investors' Voting Rights"), and the Shareholders shall so vote the Shares. The Shareholders shall be required to vote the Shares as directed by the Investors' Representative whether or not the Major Transaction has been proposed, approved or considered by the Company's Board of Directors; provided, however, that in the event the Major Transaction is not proposed by the Investors, then the Investors shall only be required to provide the Shareholders with such notice and information about the proposed Major Transaction as is reasonably possible and available to them. In connection with any proposed Major Transaction, the Shareholders shall take any and all actions requested by the Investors' Representative to effect the intention of the Investors' Representative relating to such transaction, including, without limitation, voting the Shares for or against the election or removal of a given director or directors at the direction of the Investors' Representative to effect the appropriate Board of Director action relating to such proposed Major Transaction, or granting the Investors' Representative a proxy to vote the Shares in connection with such proposed Major Transaction.

               2.3 Shareholders' Right to Vote. Notwithstanding the foregoing, the Shareholders may vote the Shares in connection with a given proposed Major Transaction if, prior to the vote, the Shareholders have (i) offered, in writing, to each Investor, to purchase all shares of the Company's capital stock held by such Investor for an amount in cash equal to the fair market value of the amount such Investor would receive for such shares in connection with the proposed Major Transaction, which amount shall be determined by the Investors' Representative in good faith (the "Fair Market Value Price") and
(ii) provided the Investors (to the reasonable satisfaction of the Investors Representative) with evidence of the Shareholders' ability to promptly make the offered payment to any Investor who accepts the Shareholders' offer. Under no circumstance will the Shareholders be relieved of their obligation to vote the Shares as directed by the Investors' Representative if they cannot demonstrate, to the satisfaction of the Investors Representative, their willingness and ability to purchase the Investors' Shares as set forth in this
Section 2.3.

               2.4 Acceptance of Shareholders' Offer. Each Investor may accept or reject the Shareholders' offer regardless of the decision of other Investors regarding the offer. Any Investor who accepts such offer shall be paid the Fair Market Value Price within 20 days of acceptance of the Shareholders' offer. Any failure to pay the Fair Market Value Price within such period shall reinstate the Investors' Voting Rights of all Investors relating to the Shares for the proposed Major Transaction.

               2.5 Equitable Relief. The parties hereto agree that the failure of the Shareholders to vote their Shares as directed by the Investors Representative in accordance with this Section 2 will cause irreparable harm to the Investors. Accordingly, it is agreed, that the Investors shall be entitled to equitable relief (including, without limitation, injunctive relief and/or specific performance) to enforce the provisions of this Section 2.

          3. Termination of Investors' Rights. The Investors' Rights shall terminate upon the earlier to occur of:

               (a) the closing of the first underwritten sale of the Company's Common Stock to the general public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended; or

          (b) the date on which this Agreement is terminated by a writing executed by the Company and holders of 60% of the shares of the Preferred Stock and Common Stock issued on conversion of the Preferred Stock. No such action shall be taken that materially and adversely affects Cordis Corporation in a manner substantially different than the New Investors (as that term is defined in the Purchase Agreement) without Cordis' approval.

     4. REFUSAL TO TRANSFER. Any attempt by any Shareholder to transfer any of the Shares in violation of any provision of this Agreement shall be void. The parties hereto agree that the Company shall not be required (i) to transfer on its books any Shares that have been sold, gifted or otherwise transferred in violation of any of the provisions set forth in this Agreement, (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Shares may have been so transferred or (iii) to recognize the vote of any Shares voted in violation of the provisions of this Agreement.

     5.   RESTRICTIVE LEGEND AND STOP-TRANSFER ORDERS.

          5.1 Legend. Each Shareholder understands and agrees that the Company shall cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the
Shares:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND CO-SALE, AND VOTING RESTRICTIONS, AS SET FORTH IN A SHAREHOLDER AGREEMENT DATED AUGUST 4, 1987 ENTERED INTO BY THE ORIGINAL HOLDER OF THESE SHARES, THE COMPANY, AND CERTAIN OTHER SHAREHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND CO-SALE, AND VOTING RESTRICTIONS, ARE BINDING ON TRANSFEREES OF THESE SHARES.

          5.2 Stop Transfer Instructions. Each Shareholder agrees, to insure compliance with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     6.   MISCELLANEOUS PROVISIONS.

          6.1 Notice. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon the earlier of (i) personal delivery or (ii) three (3) business days after deposit in the U.S. mail by registered or certified mail, with postage prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          6.2 Binding on Successors and Assigns. This Agreement, and the rights and obligations of the parties hereunder, shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

          6.3 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          6.4 Amendment. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the Company, holders of 60% of the shares of Preferred Stock and Common Stock issued on conversion of the Preferred Stock, and the Shareholders; provided, however, that any Investor may waive, reduce or release (in whole or in part) any of its rights hereunder without the consent of any other party hereto. Notwithstanding the foregoing, no such amendment or modification that materially and adversely affects Cordis Corporation in a manner substantially different than the New Investors (as that term is defined in the Purchase Agreement) shall be binding on Cordis Corporation without their approval. Any waiver by a party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party.

          6.5 Exculpation Among Investors. Each Investor shall have the absolute right to exercise or refrain from exercising any right or rights that such Investor may have by reason of this Agreement, including without limitation the right to purchase or participate in the sale of Offered Shares, to waive any right of such Investor under this Agreement, or to agree to the amendment of this Agreement, and such Investor shall not incur any liability to any other Investor, or to any Shareholder or to the Company, with respect to exercising or refraining from exercising any such right or rights.

          6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, excluding that body of law pertaining to conflict of laws.

          6.7 Obligation of the Company. The Company agrees to use its best efforts to enforce the terms of this Agreement, to inform the Investors of any breach hereof and to assist the Investors in the exercise of their rights and performance of their obligations hereunder.

          6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original; and all such counterparts together shall constitute one and the same instrument.

          6.9 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and there is no other agreement or understanding of the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

The Company

JMW Acquisition Co.

By:
    --------------------------------
Title:
      ------------------------------

Address: 1290 West 2320 South, Suite A
         Salt Lake City, Utah 84119


The Shareholders


------------------------------------
Stephen C. Jacobsen

Address: c/o JMW Acquisition Co.
         1290 West 2320 South, Suite A
         Salt Lake City, Utah 84119


------------------------------------
Stephen H. Ober

Address: c/o JMW Acquisition Co.
         1290 West 2320 South, Suite A
         Salt Lake City, Utah 84119

The Investors

Newtek Ventures,
a California limited partnership

By:
    --------------------------------
Title:
      ------------------------------

Address:
500 Washington Street
Suite 720
San Francisco, CA 94111

MBW Venture Partners Limited Partnership
By: MBW Management, Inc.

By:
    --------------------------------
Title:
      ------------------------------

Address:
350 Second Street
Suite 7
Los Altos, CA 94022

Michigan Investment Fund L.P.
By: MBW Management, Inc.

By:
    --------------------------------
Title:
      ------------------------------

Address:
350 Second Street
Suite 7
Los Altos, CA 94022

Utah Technology Venture Fund

By:
    --------------------------------
Title:
      ------------------------------

Address:
419 Wakara Way
Salt Lake City, UT 84108

Cordis Corporation

By:
    --------------------------------
Title:
      ------------------------------

Address:
10555 W. Flagler Street
Miami, FL 33173

                                  EXHIBIT "I"

                         [HANSEN & ANDERSON LETTERHEAD]
                                Attorneys at Law


                                 August 5, 1987


To each of the purchasers ("Purchasers") set forth on Exhibit "A" hereto:

     We have acted as counsel to the Company and MCI in connection with the offer and sale of 67,200 shares of the Company's Series A Preferred Stock (the "Series A Stock"), 3,975,618 shares of the Company's Series B Preferred Stock (the "Series B Stock") and 172,800 shares of the Company's Series C Preferred Stock (the "Series C Stock") (the Series A Stock, Series B Stock and Series C Stock to be referred to collectively as the "Preferred Stock") pursuant to that certain Preferred Stock Purchase Agreement by and among you, the other Purchasers, JMW Acquisition Co. (the "Company") and Motion Control, Inc. ("MCI") dated August 4, 1987 (the "Agreement"). All capitalized terms used in this opinion, unless specifically defined herein, shall have the meaning given them in the Agreement.

     In rendering the opinion contained herein, as required pursuant to Paragraph 5.13 of Section 5 of the Agreement, we have reviewed and examined the Articles of Incorporation and Bylaws of the Company and MCI, the Agreement, the records of corporate action of the Company and MCI, and we have made such other investigations of law and fact as we have deemed necessary or appropriate under the circumstances. In our examination of the foregoing, we have assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies thereof, the due execution and delivery of all documents where due execution and delivery are a prerequisite of the effectiveness thereof, the authority of each person signing any of such documents on behalf the Purchasers, and the accuracy and completeness of the factual representations made in all documents referred to herein. In addition, we have specifically relied upon factual representations as to certain matters contained in certificates (collectively, the "Officers Certificates") signed by officers of the Company and MCI and have made no independent investigations thereof. The Officers Certificates are attached hereto as Exhibits "B" and "C". As used herein, the phrase "to the best of our knowledge" reflects the fact that, while we have no reason to believe that the statement of such matter is inaccurate (based on information we have as a result of representing the Company and MCI in this and other matters), we have made no independent investigation with respect to such statement or matter.

Purchasers
August 5, 1987
Page 2

     For the purposes of this opinion, we have further assumed that you have all requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Agreement.

     The opinions hereinafter expressed are subject to the following qualifications, as to which we render no opinions: (a) the effect of applicable bankruptcy, insolvency and other similar laws affecting the rights of creditors generally; (b) the effect of rules of law governing specific performance, injunctive relief, and other equitable remedies; (c) the enforceability of provisions requiring indemnification or contribution in connection with the offering, issuance or sale of securities; (d) the enforceability of any self-help, choice of law, evidentiary standard, waiver of remedy or liquidated damages provisions and (e) as to compliance with any law of the State of Michigan.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company and MCI are each corporations duly organized and duly existing under, and by virtue of, the laws of the State of Utah, and are in good standing under such laws. The Company and MCI have all requisite corporate power to carry on their respective businesses and to enter into and carry out the provisions of the Agreement and the transactions contemplated thereby. The Company and MCI have no subsidiaries or affiliated companies and do not otherwise directly or indirectly control any other business entity, except that, upon closing, MCI will be a 95% or greater owned subsidiary of the Company. Neither the Company nor MCI owns or leases any property outside the State of Utah and is not required to be qualified to do business in any other state in which the failure to so qualify would have a material adverse effect on the business or assets of either the Company or MCI. The Company and MCI have furnished the Purchasers, or their counsel, with copies of their current Articles of Incorporation, which copies are true, correct and complete and contain all amendments through the date of the Agreement. Such Articles are not in conflict with any provisions of the Utah Business Corporation Act and are enforceable in accordance with their terms.

     2. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, $0.01 par value, of which 500,000 shares are issued and outstanding, and 3,316,195 shares are subject to issuance pursuant to executed subscription agreements that provide for the purchase of such shares at the Closing, and 4,215,618 shares of Preferred Stock, $0.01 par value (67,200 of which have been designated Series A Stock, 3,975,618 of which have been designated Series B Stock, and 172,800 of which have been designated Series C Stock), none of which Preferred Stock is issued or outstanding immediately prior to the Closing. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid for and non-assessable, and have been issued in compliance with all applicable federal and state securities laws. To the best of our knowledge, and except as set forth in the Agreement, there are no options,

Purchasers
August 5, 1987
Page 3

warrants, conversion privileges or other rights or agreements, with respect to the issuance thereof, presently outstanding to purchase an of the authorized but unissued stock of the Company.

     3. The authorized capital stock of MCI consists of 100,000 shares of Preferred Stock, $0.50 par value, none of which is designated, issued or outstanding, and 10,000,000 shares of Common Stock, $0.01 par value, 3,487,875 shares of which are issued and outstanding. All such issued and outstanding shares have been duly authorized, validly issued and are fully paid for and non-assessable. To the best of our knowledge, and except as set forth or disclosed in the Agreement, there are no options, warrants, conversion privileges or other rights, or agreements, with respect to the issuance thereof, presently outstanding to purchase any of the authorized but unissued stock of MCI.

     4. All corporate action on the part of the Company and MCI, and their respective officers, directors and shareholders, necessary for the sale and issuance of the shares of Preferred Stock pursuant to the Agreement (and of the shares of common stock issuable upon conversion of such shares of Preferred Stock), and the performance of the Company's and MCI's obligations under the Agreement, has been taken or will be taken prior to the Closing. When executed and delivered by the Company and MCI, respectively, the Agreement will be a valid and binding obligation of the Company and MCI, respectively, enforceable in accordance with its terms. To the best of our knowledge, the shares of Preferred Stock issued pursuant to the Agreement (and the shares of common stock issuable upon conversion of such shares of Preferred Stock) are not subject to any pre-emptive rights or rights of first refusal.

     5. To the best of our knowledge, there are no actions, proceedings or investigations pending, or to the best of our knowledge, any basis therefor or threat thereof, against or affecting the Company or MCI, that, either in any case or in the aggregate, might result (i) in any material adverse change in the business, prospects, condition, affairs or operations of the Company or MCI or in any of their respective properties of assets, (ii) in any material impairment of the right or ability of the Company or MCI to carry on their respective businesses as now conducted or as proposed to be conducted, or (iii) in any change in the current equity ownership of the Company or MCI, and none that questions the validity of the Agreement or any action taken or to be taken in connection therewith.

     6. The shares of Preferred Stock to be purchased and sold pursuant to the Agreement (and the shares of common stock issuable upon conversion of such shares of Preferred Stock), when issued, sold and delivered in accordance with the terms and for the consideration expressed in the Agreement, will be duly and validly issued, fully paid for and non-assessable, and, to the best or our knowledge, will be free and clear of any liens or encumbrances caused or created by the Company or MCI. The rights, preferences and privileges of the Preferred Stock will be as set forth in the Company's Articles of Incorporation. The Company has

Purchasers
August 5, 1987
Page 4

reserved the requisite number of shares of its common stock for issuance upon the conversion of the shares of Preferred Stock to be issued under the Agreement.

     7. All material consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any federal or state governmental authority on the part of the Company or MCI required in connection with the consummation of the transactions contemplated in the Agreement shall have been obtained prior to and be effective as of the Closing or shall be obtained and be effective in a timely manner after the Closing. Assuming the accuracy of the representation and warranties of the Purchasers set forth in Sections 4.1 through 4.7, and sub paragraphs (1) through (3) of Section 4.8, of the Agreement and the factual representations of the officers of the Company contained in the Officers Certificate for the Company, the offer, sale and issuance of the Preferred Stock to the Purchasers in conformity with the terms of the Agreement is (i) exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended and (ii) exempt from the qualifications and/or registration requirements under any applicable state securities laws.

     8. Except as set forth in the Schedule of Exceptions contained in the Agreement, (i) neither the company nor MCI is in, nor to the best of our knowledge will the conduct of their respective businesses as proposed to be conducted result in, any violation of any term of their respective Articles of Incorporation or bylaws, and (ii) to be the best of our knowledge, neither the Company nor MCI is in nor will the conduct of their respective businesses as proposed be conducted result in, any violation, breach or default, in any material respect, of any term or provisions of any mortgage, indenture, contract, agreement or instrument to which the Company or MCI is a party, any material federal or state law, rule or regulation, or any material judgment, decree, or order, applicable to or binding upon the company or MCI. The execution, delivery and performance of the Agreement, and the issuance of the shares of Preferred Stock pursuant thereto, will not result in any material violation of the company's or MCI's Articles of Incorporation or Bylaws, or any federal or state law, rule or regulation, and to the best of our knowledge will not violate or constitute a default in any material respect under any mortgage, indenture, contract, agreement or instrument to which the company or MCI is a party, or any material judgment, decree or order by which either of them is bound. To the best or our knowledge, no employee of the Company or MCI is in violation, nor to the best of our knowledge is there any allegation of such violation, of any material term of any employment contract, patent or other proprietary information or nondisclosure agreement, or any other similar contract or agreement, including, without limitation, any contract or agreement relating to the right of any such employee to be employed by the Company or MCI because of the nature of the business conducted or proposed to be conducted by the company or MCI or for any other reason, and to the best of our knowledge the continued employment by the Company and MCI of their present employees will not result in any such violation.

Purchasers
August 5, 1987
Page 5

     9. To the best of our knowledge, and except as set forth in the Agreement and in the employment and consultation Agreement between MCI and Stephen C. Jacobson dated January 1, 1986, neither the Company nor MCI is presently under any obligation, including any "piggyback" obligation, to register, as defined in Section 7 of the Agreement, any of its presently outstanding securities or any of its securities that may hereafter be issued.

     This opinion is solely for your use and is not to be made available to or relied upon by other persons or entities without our prior written consent. Please note that we opine only as to the matters expressly set forth herein. No opinion should be inferred as to any other matters.

                                   Very truly yours,


                                   Hansen & Anderson
                                   ----------------------------------
                                   Hansen & Anderson

                                   EXHIBIT J


                                     BYLAWS

                                       OF

                              JMW ACQUISITION CO.


                                   I. OFFICES

     The principal office of the corporation in the State of Utah shall be located in the City of Salt Lake, County of Salt Lake. The corporation may have such other offices, either within or without the State of Utah, as the Board of Directors may designate or as the business of the corporation may require from time to time.

                                II. SHAREHOLDERS

     Section 1. Annual Meeting. The annual meeting of the shareholders shall be held on the first Tuesday in the month of April in each year, beginning with the year 1986, at the hour of 10:00 o'clock a.m., or at such other time on such other day within such month as shall be fixed by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

     Section 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board of Directors, the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than one-fifth (1/5) of all outstanding shares of the corporation entitled to vote at the meeting.

     Section 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Utah, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors.

     Section 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purposes or purpose for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     Section 5. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period, not less than (10) days, but not to exceed, in any case, fifty
(50) days. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in the case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

     Section 5. Voting Record. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof.

     Section 7. Quorum. A majority of the outstanding shares of the corporation entitled to vote represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

     Section 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact.

     Section 9. Voting of Shares. Each outstanding share entitled to vote shall have the voting rights specified in the Articles of Incorporation of the corporation.

     Section 10. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                           III. BOARD OF DIRECTORS

     Section 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors.

     Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be five (5). Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified. Directors need not be residents of the State of Utah or shareholders of the corporation.

     Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Utah, for the holding of additional regular meetings without other notice than such resolution.

     Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors, the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Utah, as the place for holding any special meeting of the Board of Directors called by them.

     Section 5. Notice. Notice of any special meeting shall be given at least two (2) days previously thereto by written notice delivered personally or mailed to each director at his business address or at least one (1) day previously thereto by actual telephonic notice to each director. Such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid, if by mail, or at the time the call is completed, if by telephone. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     Section 5.  Quorum.  A majority of the number of directors fixed by
Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

     Section 7. Merger of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 8. Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

     Section 9. Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders

     Section 10. Compensation. By resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


                                  IV. OFFICERS

     Section 1. Number. The officers of the corporation shall be the Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Secretary.

     Section 2. Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

     Section 3. Removal. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     Section 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

     Section 5. Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and, subject to its direction, shall perform such acts on behalf of the corporation as he or she determines are appropriate.

          Section 6. President.    The President shall be the chief executive
officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and shall also preside at meetings of the Board of Directors in the absence of the Chairman of the Board of Directors or at the request of the Chairman. He may sign any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

          Section 7. Vice President.    In the absence of the President or in
the event of his death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents, in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may perform such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

          Section 8. Secretary.    The Secretary shall: (a) keep the minutes of
the proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation; (d) keep a register of the address of each shareholder; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all of the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

          Section 9. Treasurer.    The Treasurer shall (a) have charge and
custody of and be responsible for all funds and securities of the corporation;
(b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be determined by the Board of Directors; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

          Section 10. Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such


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duties as shall be assigned to them by the Secretary or Treasurer or by the
President or the Board of Directors.

          Section 11. Salaries.    The salaries of the officers shall be fixed
from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

          Section 12. Signature of Checks.   Payment for corporate debts made
by check or check vouchers may be signed by any of the officers of the corporation, or otherwise as the Board of Directors may from time to time by resolution direct.

                 V. CERTIFICATES FOR SHARES AND THEIR TRANSFER

          Section 1. Certificates for Shares.     Certificates representing
shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or Vice President and by the Secretary or an Assistant Secretary and sealed with the corporate seal or facsimile thereof if such seal has been adopted by the Board of Directors.

          Section 2. Transfer of Shares.     Transfer of shares of the
corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

                                 VI. DIVIDENDS

          The Board of Directors may, from time to time, declare and the corporation may pay dividends on its outstanding shares in the manner, and upon the terms and conditions provided by law and its Articles of Incorporation.

                              VII. CORPORATE SEAL

          The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, "Corporate Seal."

                             VIII. WAIVER OF NOTICE

          Whenever any notice is required to be given to any shareholder or director of the corporation under the provisions of these Bylaws or under the provisions of the Utah Business Corporation Act, a waiver thereof in writing


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signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                 IX. AMENDMENTS

          These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors or by the shareholders at any regular or special meeting.

                               X. INDEMNIFICATION

          To the full extent permitted by its Articles of Incorporation and by the Utah Business Corporation Act, the Corporation shall indemnify (and advance expenses to) its directors, officers and employees in connection with any action, suit, or proceeding, civil or criminal, to which such persons are made party by reason of being or having been a director, officer or employee of the Corporation. Additionally, the Corporation shall provide such indemnification of, and advancement of expenses to, such of its agents as the Board of Directors of the Corporation shall, from time to time, deem necessary, required or appropriate.



                                             --------------------------
                                             Secretary




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